As filed with the Securities and Exchange Commission on April 27, 1999 Registration No 333-20355

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      POST-EFFECTIVE AMENDMENT NO. 3 TO
                                   FORM S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
                        PACIFIC LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                         PACIFIC LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            700 Newport Center Drive
                        Newport Beach, California 92660
        (Address of Depositor's Principal Executive Offices) (Zip Code)
                                (949) 640-3743
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                        Newport Beach, California 92660
                    (Name and address of agent for service)

                       Copies of all communications to:

                            Jeffrey S. Puretz, Esq.
                            Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                         Washington, D.C.  20006-2401

It is proposed that this filing will become effective on May 1, 1999 pursuant to paragraph (b) of Rule 485

Title of securities being registered: Interests in the Separate Account under Pacific Select Estate Preserver II Last Survivor Flexible Premium Variable Life Insurance Policies.

Filing fee: None

Pacific Select Exec Separate Account of Pacific Life Insurance Company

CROSS-REFERENCE SHEET

Pursuant to Rule 404(c) of Regulation C under the Securities Act of 1933

(Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)


Form N-8B-2                                                     Form S-6
Item Number                                              Heading in Prospectus

1.  (a)  Name of trust.................................  Prospectus front cover

    (b)  Title of securities issues....................  Prospectus front cover

2.  Name and address of each depositor.................  Prospectus front cover

3.  Name and address of trustee........................  N/A

4.  Name and address of each principal underwriter.....  Pacific Life Insurance
                                                         Company

5.  State of organization of trust.....................  Pacific Select Exec Separate
                                                         Account

6.  Execution and termination of trust agreement.......  Pacific Select Exec Separate
                                                         Account

7.  Changes of name....................................  N/A

8.  Fiscal year........................................  N/A

9.  Material Litigation................................  N/A

II. General Description of the Trust and Securities of the Trust

10. (a)  Registered or bearer securities...............  The Policy

    (b)  Cumulative or distributive securities.........  The Policy

    (c)  Withdrawal or redemption......................  Policy Loans;
                                                         Surrender; Partial
                                                         Withdrawals

    (d)  Conversion, transfer, etc.....................  Transfer of Accumulated
                                                         Value; Policy Loans;
                                                         Surrender; Partial
                                                         Withdrawals
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
                                                         Policy

    (e)  Periodic payment plan.........................  N/A

    (f)  Voting rights.................................  Voting of Fund Shares

    (g)  Notice to security holders....................  Confirmation Statements and Other Reports to
                                                         Owners

    (h)  Consents required.............................  Voting of Fund Shares;
                                                         Disregard of Voting
                                                         Instructions;
                                                         Substitution of
                                                         Investments

    (i)  Other provisions..............................  The Policy

11. Type of securities comprising units................  The Policy; Pacific
                                                         Select Exec Separate
                                                         Account

12. Certain information regarding periodic
    payment plan certificates..........................  N/A

13. (a)  Load, fees, expenses, etc.....................  Charges and Deductions

    (b)  Certain information regarding periodic
         payment plan certificates.....................  N/A

    (c)  Certain percentages...........................  Charges and Deductions

    (d)  Difference in price...........................  N/A

    (e)  Certain other fees, etc.......................  Charges and Deductions

    (f)  Certain other profits or benefits.............  The Policy

    (g)  Ratio of annual charges to income.............  N/A

14. Issuance of trust's securities.....................  The Policy

15. Receipt and handling of payments from
    purchasers.........................................  The Policy; Premiums

16. Acquisition and disposition of underlying
    securities.........................................  Introduction; Pacific
                                                         Select Exec Separate
                                                         Account; The Policy

17. Withdrawal or redemption...........................  Transfer of Accumulated
                                                         Value; Policy Loans;
                                                         Surrender; Partial
                                                         Withdrawals

18. (a)  Receipt, custody and disposition
         of income.....................................  The Policy
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
    (b)  Reinvestment of distributions.................  N/A

    (c)  Reserves or special funds.....................  N/A

    (d)  Schedule of distributions.....................  N/A

19. Records, accounts and reports......................  Confirmation Statements and Other Report to
                                                         Owners

20. Certain miscellaneous provisions of trust agreement

    (a)  Amendment.....................................  N/A

    (b)  Termination...................................  N/A

    (c) and (d) Trustee, removal and successor.........  N/A

    (e) and (f) Depositors, removal and successor......  N/A

21. Loans to security holders..........................  Policy Loans

22. Limitations on liability...........................  N/A

23. Bonding arrangements...............................  N/A

24. Other material provisions of trust agreement.......  N/A

III. Organizations, Personnel and Affiliated Persons of Depositor

25. Organization of depositor..........................  Pacific Life Insurance
                                                         Company

26. Fees received by depositor.........................  See Items 13(a) and 13(e)

27. Business of depositor..............................  Pacific Life Insurance
                                                         Company

28. Certain information as to officials and affiliated
    persons of depositor...............................  More About Pacific Life

29. Voting securities of depositor.....................  N/A

30. Persons controlling depositor......................  N/A

31. Payments by depositor for certain services

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
     rendered to trust.................................  N/A

32.  Payments by depositor for certain other services
     rendered to trust.................................  N/A

33.  Remuneration of employees of depositor for
     certain services rendered to trust................  Charges and Deductions

34.  Remuneration of other persons for certain
     services rendered to trust........................  Charges and Deductions

IV.  Distribution and Redemption of Securities

35.  Distribution of trust's securities by states......  N/A

36.  Suspension of sales of trust's securities.........  N/A

37.  Revocation of authority to distribute.............  N/A

38.  (a)  Method of distribution.......................  Distribution of the Policy

     (b)  Underwriting agreements......................  Distribution of the Policy

     (c)  Selling agreements...........................  Distribution of the Policy

39.  (a)  Organization of principal underwriters.......  See Item 25

     (b)  N.A.S.D. membership of principal
          underwriters.................................  Distribution of the Policy

40.  Certain fees received by principal underwriters...  See Items 13(a) and 13(e)

41.  (a)  Business of each principal underwriter.......  See Item 39(b)

     (b)  Branch offices of each principal
          underwriter..................................  N/A

     (c)  Salesmen of each principal underwriter.......  N/A

42.  Ownership of trust's securities by certain persons  N/A

43.  Certain brokerage commissions received by
     principal underwriters............................  N/A

44.  (a)  Method of valuation..........................  Determination of Accumulated
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

                                                         Value

     (b)  Schedule as to offering price................  Charges and Deductions

     (c)  Variation in offering price to certain
          persons......................................  Charges and Deductions

45.  Suspension of redemption rights...................  Surrender

46.  (a)  Redemption Valuation.........................  See Items 10(c) and (d)

     (b)  Schedule as to redemption price..............  Surrender

47.  Maintenance of position in underlying securities..  The Pacific Select Fund

V.   Information Concerning the Trustee or Custodian

48.  Organization and regulation of trustee............  N/A

49.  Fees and expenses of trustees.....................  N/A

50.  Trustee's lien....................................  N/A

VI.  Information Concerning Insurance of Holders of Securities

51.  Insurance of holders of trust's securities........  Pacific Life Insurance
                                                         Company; The Policy
VII. Policy of Registrant

52.  (a)  Provisions of trust agreement with respect
          to selection or elimination of underlying
          securities...................................  Substitution of Investments

     (b)  Transactions involving elimination of
          underlying securities........................  Substitution of Investments

     (c)  Policy regarding substitution or
          elimination of underlying securities.........  See Items 13(a) and 52(a)

     (d)  Fundamental policy not otherwise
          covered......................................  N/A

53.  Tax status of trust...............................  Federal Income Tax Considerations

VIII. Financial and Statistical Information

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
54.  Trust's securities during last ten years..........  N/A

55.  N/A

56.  Certain information regarding periodic payment
     plan certificates.................................  Premiums

57.  N/A

58.  N/A

59.  Financial statements (Instruction 1(c) of
     "Instructions as to the Prospectus" of Form S-6)..  Financial Statements

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
PACIFIC SELECT
ESTATE PRESERVER II                           PROSPECTUS MAY 1, 1999

                                              Pacific Select Estate Preserver II is a last survivor flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

This Policy is not available in all states.   This prospectus provides information that you should know before buying a
This prospectus is not an offer in any        Policy. It's accompanied by a current prospectus for the Pacific Select Fund, a
state or jurisdiction where we're not         Fund that provides the underlying Portfolios for the Variable Investment
legally permitted to offer the Policy.        Options offered under the Policy. Please read these prospectuses carefully and keep them for future reference.
The Policy is described in detail in this
prospectus. The Pacific Select Fund is        Here's a list of all of the Investment Options available under your Policy:
described in its prospectus and in its
Statement of Additional Information           VARIABLE INVESTMENT OPTIONS
(SAI). No one has the right to describe       Money Market                 Large-Cap Value
the Policy or the Pacific Select Fund         High Yield Bond              Mid-Cap Value
any differently than they have been           Managed Bond                 Equity
described in these documents.                 Government Securities        Bond and Income
                                              Growth                       Equity Index
You should be aware that the Securities       Aggressive Equity            Small-Cap Index
and Exchange Commission (SEC) has not         Growth LT                    REIT
reviewed the policy for its investment        Equity Income                International
merit, and does not guarantee that the        Multi-Strategy               Emerging Markets
information in this prospectus is accurate
or complete. It's a criminal offense          FIXED OPTIONS
to say otherwise.                             Fixed Account
                                              Fixed LT Account (not available in all states)

YOUR GUIDE TO THIS PROSPECTUS

Terms Used in This Prospectus                             3         Performance Information                                      33
-----------------------------------------------------------         ---------------------------------------------------------------
An Overview of Pacific Select Estate Preserver II         4         The General Account                                          33
-----------------------------------------------------------         General Description                                          34
Information about Pacific Life, the Separate Account,               Death Benefit                                                34
 and the Fund                                            11         Policy Charges                                               34
Pacific Life Insurance Company                           11         Transfers to and from the Fixed Options                      34
Pacific Select Exec Separate Account                     11         Surrenders, Withdrawals, and Policy Loans                    35
The Pacific Select Fund                                  12         ---------------------------------------------------------------
The Investment Adviser and Portfolio Managers            14         More about the Policy                                        36
-----------------------------------------------------------         Ownership                                                    36
The Policy                                               14         Beneficiary                                                  36
Application for a Policy                                 14         The Contract                                                 36
Premiums                                                 14         Payments                                                     36
Allocation of Net Premiums                               15         Assignment                                                   36
Dollar Cost Averaging Option                             16         Errors on the Application                                    37
Portfolio Rebalancing                                    16         Incontestability                                             37
Transfer of Accumulated Value                            17         Payment in Case of Suicide                                   37
Death Benefit                                            17         Dividends                                                    37
Changes in Death Benefit Option                          20         Policy Illustrations                                         37
Decrease in Face Amount                                  20         Payment Plan                                                 37
Policy Values                                            21         Optional Insurance Benefits and Other Policies               38
Determination of Accumulated Value                       21         Retirement Income Strategy Using Life Insurance              38
Policy Loans                                             22         Risks Regarding Retirement Income Strategy Using
Surrender                                                23          Life Insurance                                              39
Partial Withdrawals                                      23         Distribution of the Policy                                   39
Right to Examine a Policy - Free-Look Right              24         ---------------------------------------------------------------
Lapse                                                    24         More about Pacific Life                                      40
Reinstatement                                            24         Management                                                   40
-----------------------------------------------------------         State Regulation                                             42
Charges and Deductions                                   25         Telephone Transfer and Loan Privileges                       42
Premium Load                                             25         Legal Proceedings                                            42
Deductions from Accumulated Value                        25         Legal Matters                                                43
Withdrawal Charge                                        26         Registration Statement                                       43
Corporate and Other Purchasers                           27         Preparation for the Year 2000                                43
Other Charges                                            27         Independent Auditors                                         43
Guarantee of Certain Charges                             27         Financial Statements                                         44
Usage                                                    27         ---------------------------------------------------------------
-----------------------------------------------------------         Illustrations                                                90
Other Information                                        27         ---------------------------------------------------------------
Federal Income Tax Considerations                        27         Appendix A                                                  102
Charge for Our Income Taxes                              30         ---------------------------------------------------------------
Voting of Fund Shares                                    31         Appendix B                                                  104
Disregard of Voting Instructions                         31         ---------------------------------------------------------------
Confirmation Statements and Other Reports to Owners      31         Appendix C                                                  105
Substitution of Investments                              32         ---------------------------------------------------------------
Replacement of Life Insurance or Annuities               32         Appendix D                                                  106
Changes to Comply with Law                               32         ---------------------------------------------------------------
-----------------------------------------------------------         Where to Go for More Information                     Back Cover
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2
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
TERMS USED IN THIS PROSPECTUS
Some of the terms we've used in this               Accumulated Value set aside to secure
prospectus may be new to you. We've                Policy loans.
identified them in this prospectus by
capitalizing the first letter of each word.        Monthly Payment Date - The day each month
You'll find an explanation of what they            on which the monthly deduction is due
mean below.                                        against the Accumulated Value. The first
                                                   Monthly Payment Date is the Policy Date.
In this prospectus, Owner, you and your
mean the Policyholder or Policy Owner.             Net Cash Surrender Value - The Cash
Pacific Life, we, us and our refer to              Surrender Value less Policy Debt.
Pacific Life Insurance Company. The Fund
refers to Pacific Select Fund. Policy              Planned Periodic Premium - The premium
means a Pacific Select Estate Preserver II         determined by you as a level amount
variable life insurance policy, unless we          planned to be paid at fixed intervals
state otherwise.                                   over a specified period of time.

If you have any questions, please ask your         Policy Date - The date used to determine
registered representative or call us at            the Monthly Payment Date, Policy Years,
1-800-800-7681.                                    and Policy Monthly, Quarterly, Semi-Annual,
                                                   and Annual Anniversaries. It is usually
Accumulated Value - The total value of the         the date the application is accepted by
amounts in the Investment Options for the          us. The term "Issue Date" is substituted
Policy as well as any amount set aside in          for Policy Date with respect to Policies
the Loan Account, including any accrued            issued to residents of the Commonwealth
earned interest, as of any Valuation Date.         of Massachusetts.

Age - The Insured's age as of his or her           Policy Debt - The unpaid Policy loan
nearest birthday as of the Policy Date,            balance including accrued loan interest.
increased by the number of complete Policy
Years elapsed.                                     Policyholder, Policy Owner, Owner, You, or
                                                   Your - The person or persons who own the
Beneficiary - The person or persons you            Policy. If your Policy has been absolutely
name in the application or by proper later         assigned, the assignee becomes the Owner. A
designation to receive the death benefit           collateral assignee is not the Owner.
proceeds upon the death of the last
surviving Insured.                                 Separate Account - The Pacific Select Exec
                                                   Separate Account, a separate account of ours
Cash Surrender Value - The Accumulated             registered as a unit investment trust under
Value of your Policy.                              the Investment Company Act of 1940.

Face Amount - The amount shown as the Face         Survivor - The Insured remaining alive after
Amount on the Specification page of your           the first death of the two Insureds that
Policy, including any decreases. The Face          occurs while your Policy is in force.
Amount is generally the minimum death
benefit while your Policy remains in force.        Valuation Date - Each date on which the
                                                   Separate Account is valued, which currently
Fixed Account - An account that is part of         includes each day that the New York Stock
our General Account. All or a portion of           Exchange is open for trading and on which
premium payments may be allocated to the           our client services offices are open. The
Fixed Account for accumulation at a fixed          New York Stock Exchange is closed on
rate of interest (which may not be less            weekends and on: New Year's Day, Martin
than 4.0%) declared periodically by us.            Luther King, Jr. Day, Presidents' Day, Good
                                                   Friday, Memorial Day, July Fourth, Labor Day,
Fixed LT Account - An account that is part         Thanksgiving Day, and Christmas Day. Our
of our General Account. All or a portion           client services offices are normally closed
of premium payments may be allocated to            on the following: the Monday before
the Fixed LT Account for accumulation at a         New Year's Day, July Fourth, or Christmas
fixed rate of interest (which may not be           Day if any of those holidays falls on a
less than 4.0%) declared periodically by us.       Tuesday; the Tuesday before Christmas Day if
                                                   that holiday falls on a Wednesday; the Friday
General Account - All of our assets other          after New Year's Day, July Fourth or
than those allocated to the Separate Account       Christmas Day if any of these holidays falls
or to any of our other segregated separate         on a Thursday; the Friday after Thanksgiving.
accounts.                                          If any transaction or event called for under
                                                   a Policy is scheduled to occur on a day that
Guideline Minimum Death Benefit - The              is not a Valuation Date, such transaction or
minimum death benefit that is sufficient for       event will be deemed to occur on the next
the Policy to qualify as life insurance under      following Valuation Date unless otherwise
the Internal Revenue Code. It is equal to          specified.
your Policy's Accumulated Value times the
applicable Death Benefit Percentage shown in       Valuation Period - The period that starts at
Appendix C.                                        the close of a Valuation Date and ends at the
                                                   close of the next succeeding Valuation Date.
Home Office - The Client Services Department
at our main office. The address is shown on        Variable Account - A separate account of ours
the back cover.                                    or a subaccount of such a separate account,
                                                   which is used only to support the variable
Insured - One of two persons upon whose life       death benefits and policy values of variable
your Policy is issued and whose death may be       life insurance policies, and the assets of
the contingency upon which the death benefit       which are segregated from our General Account
proceeds are payable.                              and our other separate accounts. The Pacific
                                                   Select Exec Separate Account serves as the
Investment Option - A Fixed Option or one of       funding vehicle for the Policies. The Money
the Variable Accounts.                             Market Variable Account, High-Yield Bond
                                                   Variable Account, Managed Bond Variable
Joint Equal Age - An age determined under          Account, Government Securities Variable
a calculation shown in Appendix A that             Account, Growth Variable Account, Aggressive
represents a blending of the age and               Equity Variable Account, Growth LT Variable
insurance risks presented by two Insureds.         Account, Equity Income Variable Account,
It is used in calculating the mortality and        Multi-Strategy Variable Account, Large-Cap
expense risk charge, and the death                 Value Variable Account, Mid-Cap Value
benefit under Option D. For example,               Variable Account, Equity Variable Account,
the Joint Equal Age for a male Insured Age 55      Bond and Income Variable Account, Equity
and a female Insured Age 55 is 53 assuming a       Index Variable Account, Small-Cap Index
standard nonsmoker or smoker underwriting          Variable Account, REIT Variable Account,
classification for each Insured.                   International Variable Account, and Emerging
                                                   Markets Variable Account are all subaccounts
Loan Account - An account that holds               of the Separate Account.

                                                                                                                                   3
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
AN OVERVIEW OF PACIFIC SELECT ESTATE PRESERVER II
                                                   This overview tells you some key things you should know about your Policy. It's designed as a summary only - please read the entire prospectus and your Policy for more detailed information.

                                                   Some states have different rules about how life insurance policies are described or administered. The terms of your Policy, or of any endorsement or rider, prevail over what's in this prospectus.

                                                   --------------------------------------------------------------------------------

Pacific Select                                     Pacific Select Estate Preserver II is a last survivor flexible premium variable
Estate Preserver II Basics                         life insurance policy.

Last survivor life insurance may be                . Last survivor means the Policy insures the lives of two people and provides a
appropriate for two spouses who want                 death benefit that's payable after both people have died.
to provide a death benefit for their
children.                                          . Flexible premium means you can vary the amount and frequency of your premium payments.
This may not be the right kind of Policy
for someone who wants to provide a death           . Variable means the Policy's value depends on the performance of the Investment
benefit for his or her spouse. In that               Options you choose.
case, a policy that insures a single life
may be more appropriate.                           . Life insurance means the policy provides a death benefit to the Beneficiary you choose.
Please discuss your insurance needs and
financial objectives with your registered          In addition to providing a death benefit that is generally free of federal
representative.                                    income tax, any growth in your Policy's Accumulated Value is tax-deferred. You can choose from 18 Variable Investment Options, each of which invests in a
You'll find more about the basics of               corresponding Portfolio of the Pacific Select Fund, and from two Fixed Options,
Pacific Select Estate Preserver II                 both of which provide a guaranteed minimum rate of interest.
starting on page 14.
                                                   Pacific Select Estate Preserver II is designed for long-term financial planning. Please take some time to read the information in this prospectus before you decide if this Policy meets your insurance needs and financial objectives.

                                                   Your Right to Cancel
                                                   During the Free-Look Period, you have the right to cancel your Policy and return it to us or your registered representative for a refund. The amount of your refund may be more or less than the premium payments you've made, depending on the state where you signed your application. If you signed your application in a state that requires us to refund premium payments, we'll hold the net premiums in the Money Market Investment Option until the Free-Look
                                                   Transfer Date.
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4
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
                                                   -------------------------------------------------------------------------------

The Death Benefit                                  You can choose one of four death benefit options depending on what is more important to you: a larger death benefit or building the Accumulated Value of
Your Policy provides a death benefit for           your policy.
your Beneficiary after both of the people
insured by the Policy have died, as long           You can change your death benefit option and reduce your Policy's Face Amount
as your Policy is in force.                        (with certain restrictions) while your Policy is in force.

Your Policy will be in force until one of          We'll pay death benefit proceeds to your Beneficiary when we receive proof of
the following happens:                             death of both people insured by the Policy, along with payment instructions.
 . both people insured by the Policy die
 . the Grace Period expires and your Policy         Optional Riders
  lapses, or                                       There are six optional riders that provide extra benefits, some at additional
 . you surrender you Policy.                        cost. Not all riders are available in every state, and some riders may only be added when you apply for your Policy.
You'll find more about the death benefit
starting on page 17.                               --------------------------------------------------------------------------------

                                                   Your first premium must be equal to at least 25% of the sum of your premium load and your Policy's monthly charges for the first year. Your Planned
                                                   Periodic Premium must be for at least $50.

How Premiums Work                                  Deductions from Your Premiums
                                                   We deduct a premium load from each premium payment you make. The premium load
Your Policy gives you the flexibility to           is made up of a sales load, a state and local tax charge, and a federal tax
choose the amount and frequency of your            charge.
premium payments, within certain limits.
                                                   Limits on the Premium Payments You Can Make
You'll find more about how premiums work           Federal tax law puts limits on the premium payments you can make in relation to
starting on page 14.                               your policy's death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your policy and return it to you under certain circumstances.

                                                   --------------------------------------------------------------------------------

Your Policy's Accumulated Value                    Accumulated Value is the value of your Policy on any Valuation Date. It is not guaranteed - it depends on the performance of the Investment Options you've
Accumulated Value is used as the basis for         chosen, the premium payments you've made, Policy charges, and how much you've
determining Policy benefits and charges.           borrowed or withdrawn from the Policy.
If there is not enough Accumulated Value to
cover Policy charges, your Policy could lapse.     Monthly Deductions
                                                   We deduct a monthly charge from your Policy's Accumulated Value on each Monthly
You'll find more about Accumulated Value           Payment Date. The charge is made up of cost of insurance, an administrative
starting on page 21.                               charge, and a mortality and expense risk charge. If you add any riders, we'll add any charges for them to your monthly charge.
You'll find more about the monthly charge
on page 25.                                        Lapsing and Reinstatement
                                                   If there is not enough Accumulated Value to cover the monthly charge on the day
You'll find more about lapsing and                 we make the deduction, your Policy may lapse - which means you'll no longer
reinstatement starting on page 24.                 have any insurance coverage. If your Policy is in danger of lapsing, we'll give you a Grace Period of 61 days to pay the required premium.

                                                   If your Policy lapses at the end of the Grace Period, you have five years from the end of the Grace Period to apply for a reinstatement.

                                                                                                                                   5
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AN OVERVIEW OF PACIFIC SELECT ESTATE PRESERVER II

                                              --------------------------------------------------------------------------------

Your Investment Options                       You can choose from 18 Variable Investment Options, each of which invests in a corresponding Portfolio of the Pacific Select Fund. We're the Investment
The Investment Options you choose will        Adviser for the Pacific Select Fund. We oversee the management of all the
affect your Policy's Accumulated Value,       Fund's Portfolios and manage two of the Portfolios directly. We've retained
and may affect the death benefit.             other portfolio managers to manage the other Portfolios. The value of each
                                              Portfolio will fluctuate with the value of the investments it holds, and
Please review the Investment Options          returns are not guaranteed.
carefully and ask your registered
representative to help you choose the         You can also choose from two Fixed Options, the Fixed Account and the Fixed LT
right ones for your goals and risk            Account, both of which provide a guaranteed minimum annual interest rate of 4%.
tolerance.                                    We may offer a higher interest rate. If we do, we'll guarantee that rate for one year.
The Fixed LT Account will be available
June 1, 1999, but may not be available        We allocate your premium payments and Accumulated Value to the Investment
in every state. Please contact your           Options you choose. Your Policy's Accumulated Value will fluctuate depending on
registered representative or us to find out   the Investment Options you've chosen. You bear the investment risk of any
if the Fixed LT Account is available in the   Variable Investment Options you choose.
state where you signed your application.
                                              In some states we'll hold your premium payments in the Money Market Investment
You'll find more about the Variable           Option until the Free-Look Transfer Date. Please turn to Right to cancel--Free-
Investment Options on page 13 and the Fixed   Look Right for more details.
Options on page 33.
                                              Transferring Among Investment Options
You'll find out more about transfers on       You can transfer among the Investment Options during the life of your Policy
page 17.                                      without paying any current tax. There is currently no charge for transfers.

                                              You can make as many transfers as you like between Variable Investment Options.
                                              You can also make automatic transfers from one Variable Investment Option to another using our dollar cost averaging or portfolio rebalancing program. These programs are not available for the Fixed Options.

                                              You can only make one transfer from each Fixed Option in any 12-month period.
                                              For the Fixed Account, each transfer may be no more than $5,000 or 25% of the
                                              Accumulated Value in the Fixed Account, whichever is greater. For the Fixed LT
                                              Account, each transfer may be no more than $5,000 or 10% of the Accumulated
                                              Value in the Fixed LT Account. You can only transfer to the Fixed Options in the Policy Month right before each Policy Anniversary.

                                              You can also make automatic transfers from the Fixed Account to other
                                              Investment Options during the first Policy Year using our first year transfer program.

                                              --------------------------------------------------------------------------------

Withdrawals, Surrenders and Loans             You can take out all or part of your Policy's Accumulated Value while your
                                              Policy is in force by making withdrawals or surrendering your Policy. You can
Making a withdrawal, taking out a loan or     take out a loan from us using your Policy as security. You can also use your
surrendering your Policy can change your      Policy's loan and withdrawal features to supplement your income, for example,
Policy's tax status, generate taxable         during retirement.
income, or make your Policy more
susceptible to lapsing. Be sure to plan       Making Withdrawals
carefully before using these Policy           You can withdraw part of your Policy's Net Cash Surrender Value starting on
benefits.                                     your first Policy Anniversary. This reduces your Policy's Accumulated Value and could affect the Face Amount and death benefit, depending on the death benefit
You'll find more about making withdrawals,    option you've chosen.
on page 23.


                                              --------------------------------------------------------------------------------

You'll find more about taking out loans       Taking Out a Loan
on page 22.                                   You can take out a loan from us using your Policy's Accumulated Value as security. You pay interest on the amount you borrow at an annual rate of 4.5%
                                              during the first 10 Policy Years and 4.25% thereafter. The Accumulated Value used to secure your loan is set aside in a Loan Account, where it earns interest at an annual rate of 4%.

                                              The amount in the Loan Account is not available to help pay for any Policy charges. Taking out a loan affects the Accumulated Value of your Policy because the amount set aside in the Loan Account misses out on the potential earnings available through the Investment Options.

You'll find out more about surrendering       Surrendering Your Policy
your Policy on page 23.                       You can surrender or cash in your Policy for its Net Cash Surrender Value while either of the two people insured by the Policy is still living.

                                              --------------------------------------------------------------------------------

Variable Life Insurance and Your Taxes        Your Beneficiary generally will not have to pay federal income tax on death benefit proceeds. You'll also generally not be taxed on any or all of your
There are tax issues to consider when you     Policy's Accumulated Value unless you receive a cash distribution by making a
own a life insurance policy. These are        withdrawal or surrendering your Policy.
described in detail starting on page 27.
                                              If your Policy is a modified endowment contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.

                                              --------------------------------------------------------------------------------

About Pacific Life                            Pacific Life is a life insurance company based in California. We issue the
                                              Policies. Pacific Mutual Distributors, Inc., our subsidiary, is the distributor
When you buy a life insurance policy,         of the Policies.
you're relying on the insurance company
that issues it to be able to meet its         How Our Accounts Work
financial obligations to you.                 We put your premium payments in our General and Separate Accounts. We own the assets in our Accounts and make the allocations to the Investment Options
You'll find more about Pacific Life, and      you've chosen.
our strength as a company, starting on
page 11.                                      Amounts allocated to the Fixed Options are held in our General Account. Our
                                              General Account includes all of our assets, except for those held in our separate accounts. Our ability to meet our obligations under the Policy is backed by our strength as an insurance company.

                                              Amounts allocated to the Variable Investment Options are held in our Separate
                                              Account. The assets in this Account are kept separate from the assets in our
                                              General Account and our other separate accounts, and are protected from our general creditors.

                                              --------------------------------------------------------------------------------

Processing Payments, Forms and Requests       Effective Date
                                              The effective date of payments, forms and requests you send us is usually
To request payment of death benefit           determined by the day and time we receive the item in proper form at the
proceeds, send us proof of death of both      mailing address that appears on the back cover of this prospectus.
people insured by the Policy and payment
instructions.                                 Planned Periodic Premium payments, loan requests, transfer requests, loan payments or withdrawal requests that we receive in proper form before 4:00 p.m.
                                              Eastern time on a Valuation Date will normally be effective as of the end of that day, unless the transaction is scheduled to occur of the end of the next
                                              Valuation Date or on another Valuation Date. If we receive your payment or request on or after 4:00 p.m. Eastern time on a Valuation Date, your payment or request will be effective as of the end of the next Valuation Date. If a transaction is scheduled to occur on a day that is not a Valuation Date, we'll process it as of the end of the next Valuation Date.

Call us or contact your registered            Proper Form
representative if you have any                We'll process your requests once we receive all letters, forms or other
questions about the proper form required      necessary documents, completed to our satisfaction. Proper form may require,
for a request.                                among other things, a signature guarantee or some other proof of authenticity.
                                              We do not generally require a signature guarantee unless it appears that your signature has changed, if it appears the signature is not yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.

                                                                                                                             7


AN OVERVIEW OF PACIFIC ESTATE PRESERVER II


                                                    This section of the overview explains the fees and expenses associated with your Pacific Select Estate Preserver II Policy.

                                                    ------------------------------------------------------------------------------

Understanding Policy Expenses                                  Your Premium
and Cash Flow                                                  You make a
                                                               premium
The chart to the right illustrates                             payment                                                 We deduct a
how cash normally flows through a Pacific                                                                              premium load
Select Estate Preserver II Policy.
                                                               Net Premium
The dark shaded boxes show the fees and                        We allocate the
expenses you pay directly or indirectly                        net premium to
under your Policy. These are explained                         the investment
in the pages that follow.                                      Options you choose

In some states we'll hold your net premium          Fixed Options          Variable              Pacific Select Fund   The Fund
payments in the Money Market Investment             We hold amounts        Investment Options    The Variable Invest-  deducts
Option until the Free-Look Transfer Date.           you allocate to        We hold amounts       ment Options invest   advisory
Please turn to Your Right to Examine a              these Options in       you allocate to       in the Fund's         fees and
Policy - Free-Look Right for details.               our General Account    these Options in      Portfolios            other Fund
                                                                           our Separate Account                        expenses
                                                                                                                       from the
                                                                                                                       Portfolios

                                                                                                                       We deduct
                                                                                                                       . cost of
                                                                                                                         insurance
                                                                                                                       . admini-
                                                                                                                         strative
                                                                                                                         charge
                                                                                       We make monthly deductions      . mortality
                                                                                                                         and
                                                                                                                         expense
                                                                                                                         risk charge
                                                                                                                       . rider
                                                                                                                         charges

                                                    Loan Account     Accumulated Value                                 We deduct a
                                                    Accumulated      The total value of    If you make a withdrawal    withdrawal
                                                    Value set aside  your Policy                                       charge
                                                    to secure a
                                                    Policy Loan                                                        There is no
                                                                                           If you surrender your       surrender
                                                                                           Policy                      charge

                                              --------------------------------------------------------------------------------

Deductions from Your Premiums                 We deduct a premium load from each premium payment you make. The load is made up of three charges:
The premium load is explained in more
detail on page 25.                            Sales Load - 6% of each premium payment during the first 10 Policy Years and reduced to 4% after the 10th Policy Year.

                                              State and Local Tax Charge - 2.35% of each premium payment.

                                              Federal Tax Charge - 1.50% of each premium payment.

                                              --------------------------------------------------------------------------------

Deductions from Your Policy's                 We deduct a monthly charge from your Policy's Accumulated Value in the
Accumulated Value                             Investment Options on each Monthly Payment Date. This charge is made up of three charges:
The monthly charge is explained in more
detail starting on page 25.                   Cost of Insurance - We calculate this charge by multiplying the current cost of insurance rate by a discounted net amount at risk at the beginning of each
An example                                    Policy Month. When the younger of the two people insured by the policy reaches
For a Policy with:                            age 100, the cost of insurance charge is zero -- in other words, you no longer
 . a Joint Equal Age of 50                     pay any cost of insurance charge.
 . a Face Amount of $100,000
 . Accumulated Value of $60,000 after          Administrative Charge - We deduct a charge of $16 a month during the first five
  deducting any outstanding loan amount.      Policy Years, and $6 a month thereafter. When the younger of the two people insured by the policy reaches age 100, the administrative charge is zero -- in other words, you no longer pay any administrative charge.

                                              Mortality and Expense Risk Charge - The mortality and expense risk charge varies depending on your Policy's Face Amount, Joint Equal Age on the Policy
The monthly charge for the Face Amount        Date and Accumulated Value. It's made up of two components:
Component of the mortality and expense risk
charge is $10.20                              . The Face Amount Component, which we deduct every month during the first 10
(($100,000 / 1,000) X 0.102).                   Policy Years at a rate that is based on the Joint Equal Age and each $1,000 of the initial Face Amount of your Policy.
The monthly charge for the Accumulated
Value Component is $15 ($60,000 X 0.025%).    . The Accumulated Value Component, which we deduct every month during the
The charge in Policy Year 21  (and              first 20 Policy Years at an annual rate of 0.30% (0.025% monthly) of your
thereafter) would be $5 ($60,000                Policy's Accumulated Value in the Investment Options. During Policy Years 21
X 0.008333%) if the Policy's                    and thereafter, we reduce the annual rate to 0.10% (0.008333% monthly) of the
Accumulated Value was $60,000.                  Accumulated Value.

Joint Equal Age is explained in Appendix A.   Riders - If you add any riders to your Policy, we add any charges for them to
The rates for the Face Amount Component are   your monthly charge.
shown in Appendix B.

                                                                                                                                   9

AN OVERVIEW OF PACIFIC SELECT ESTATE PRESERVER II

                                              --------------------------------------------------------------------------------

Withdrawal and Surrender Charges              You can withdraw part of your policy's Net Cash Surrender Value at any time starting on your first Policy Anniversary. There is a $25 charge for each
Withdrawal charges are explained in more      withdrawal you make. We deduct this charge proportionately from all of your
detail on pages 26.                           Investment Options.

There is no surrender charge if you           If you surrender or cash in your policy, we do not deduct a surrender charge.
surrender your Policy.
                                              --------------------------------------------------------------------------------

Fees and Expenses Paid by the                 The Pacific Select Fund pays advisory fees and other expenses. These are
Pacific Select Fund                           deducted from the assets of the Fund's Portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. If you
You'll find more about the Pacific Select     choose a Variable Investment Option, these fees and expenses affect you
Fund starting on page 12, and in the          indirectly because they reduce Portfolio returns.
Fund's prospectus, which accompanies this
prospectus.                                   Advisory Fee
                                              Pacific Life is the Investment Adviser to the Fund. The Fund pays an advisory fee to us for these services. The table below shows the advisory fee as a annual percentage of each Portfolio's average daily net assets.

                                              Other Expenses
                                              The table also shows expenses the Fund paid in 1998 as an annual percentage of each Portfolio's average daily net assets. To help limit Fund expenses, we've agreed to waive all or part of our investment advisory fees or otherwise reimburse each Portfolio for expenses (not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed
                                              0.25% of its average daily net assets. We do this voluntarily, but do not guarantee that we'll continue to do so after December 31, 2000. No reimbursement was necessary for 1998.

                                              --------------------------------------------------------------------------------
                                              Portfolio                   Advisory fee      Other expenses      Total expenses
                                              --------------------------------------------------------------------------------
                                              Money Market/1/                0.37%              0.06%               0.43%
                                              High Yield Bond/1/             0.60%              0.06%               0.66%
                                              Managed Bond                   0.60%              0.06%               0.66%
                                              Government Securities          0.60%              0.06%               0.66%
                                              Growth                         0.65%              0.05%               0.70%
                                              Aggressive Equity              0.80%              0.09%               0.89%
                                              Growth LT                      0.75%              0.05%               0.80%
                                              Equity Income/1/               0.65%              0.05%               0.70%
                                              Multi-Strategy/1/              0.65%              0.06%               0.71%
                                              Large-Cap Value/2/             0.85%              0.06%               0.91%
                                              Mid-Cap Value/2/               0.85%              0.06%               0.91%
                                              Equity                         0.65%              0.06%               0.71%
                                              Bond and Income                0.60%              0.10%               0.70%
                                              Equity Index                   0.16%              0.05%               0.21%
                                              Small-Cap Index/2/             0.50%              0.06%               0.56%
                                              REIT/2/                        1.10%              0.06%               1.16%
                                              International                  0.85%              0.15%               1.00%
                                              Emerging Markets               1.10%              0.36%               1.46%
                                              --------------------------------------------------------------------------------

                                              /1/ Total net expenses for these Portfolios in 1998, after deduction of an offset for custodian credits, was: 0.42% for Money Market Portfolio, 0.65% for High
                                              Yield Bond Portfolio, 0.69% for Equity Income Portfolio, and 0.70% for Multi-
                                              Strategy Portfolio.

                                              /2/ Expenses are estimated. There were no actual advisory fees or other expenses for these Portfolios in 1998 because the portfolios started on January 4, 1999.

       INFORMATION ABOUT PACIFIC LIFE, THE SEPARATE ACCOUNT, AND THE FUND

Pacific Life Insurance Company

  We are a life insurance company that is based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations and investment advisory services. As of the end of 1998, we had $89.6 billion of individual life insurance in force and total admitted assets of approximately $37.6 billion. We have been ranked according to admitted assets as the 18th largest life insurance carrier in the nation based on December 31, 1998 assets. The Pacific Life family of companies has total assets and funds under management of $290 billion as of December 31, 1998. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

  We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company.

  We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

  The principal underwriter for the Policies is Pacific Mutual Distributors, Inc. ("PMD"), one of our subsidiaries. PMD is registered as a broker-dealer with the Securities and Exchange Commission ("SEC").

Pacific Select Exec Separate Account

  The Separate Account is a separate investment account of ours that is used only to support the variable death benefits and policy values of variable life insurance policies. The Separate Account supports the Policies as well as other variable life insurance policies issued by us. The assets in the Separate Account are kept separate from our General Account assets and our other separate accounts.

  We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the insurance policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the variable life insurance policies funded by the Separate Account are not chargeable with liabilities arising from any other business that we conduct. However, we may transfer to our General Account any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are our general corporate obligations. We may accumulate in the Separate Account proceeds from various policy charges and investment results applicable to those assets.

  The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account available to you invests exclusively in shares of a designated Portfolio of the Fund. We may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolios of the Fund or in other securities.

The Pacific Select Fund

  The Fund is a diversified, open-end management investment company of the series type, generally known as a mutual fund. The Fund is registered with the SEC under the Investment Company Act of 1940. The Fund currently offers eighteen separate Portfolios that fund the Variable Investments Options available to you. Each Portfolio pursues different investment objectives and policies. We purchase the shares of each Portfolio for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. Fund shares will be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered only to separate accounts of ours and our affiliates and/or subsidiaries to serve as an investment medium for variable life insurance policies and variable annuity contracts issued or administered by us. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, either affiliated or not affiliated with us. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may potentially create conflicts. See "Information for investors" in the accompanying prospectus of the Fund.

  The following chart summarizes some basic data about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. This chart is only a summary. You should read the more detailed information which is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                Primary Investments
   Portfolio             Objective          (under normal circumstances) Portfolio Manager
----------------------------------------------------------------------------------------------
 Money Market    Current income consistent  Highest quality money        Pacific Life
                 with preservation of       market instruments
                 capital.                   believed to have limited
                                            credit risk.
----------------------------------------------------------------------------------------------
 High Yield      High level of current      Fixed income securities      Pacific Life
 Bond            income.                    with lower and medium-
                                            quality credit ratings and
                                            intermediate to long terms
                                            to maturity.
----------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return      Medium and high-quality      Pacific Investment
                 consistent with prudent    fixed income securities      Management Company
                 investment management.     with varying terms to
                                            maturity.
----------------------------------------------------------------------------------------------
 Government      Maximize total return      Fixed income securities      Pacific Investment
 Securities      consistent with prudent    that are issued or           Management Company
                 investment management.     guaranteed by the U.S.
                                            government, its agencies
                                            or government-sponsored
                                            enterprises.
----------------------------------------------------------------------------------------------
 Growth          Growth of capital.         Equity securities of         Capital Guardian
                                            smaller and medium-sized     Trust Company
                                            companies.
----------------------------------------------------------------------------------------------
 Aggressive      Capital appreciation.      Equity securities of small   Alliance Capital
 Equity                                     emerging-growth companies    Management L.P.
                                            and medium-sized
                                            companies.
----------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of        Equity securities of a       Janus Capital
                 capital consistent with    large number of companies    Corporation
                 the preservation of        of any size.
                 capital.
----------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of        Equity securities of large   J.P. Morgan
                 capital and income.        and medium-sized dividend-   Investment Management
                                            paying U.S. companies.       Inc.
----------------------------------------------------------------------------------------------
 Multi-Strategy  High total return.         A mix of equity and fixed    J.P. Morgan
                                            income securities.           Investment Management
                                                                         Inc.
----------------------------------------------------------------------------------------------
 Large-Cap       Long-term growth of        Equity securities of large   Salomon Brothers
 Value           capital. Current income is U.S. companies.              Asset Management Inc
                 of secondary importance.
----------------------------------------------------------------------------------------------
 Mid-Cap Value   Capital appreciation.      Equity securities of         Lazard Asset
                                            medium-sized U.S.            Management
                                            companies believed to be
                                            undervalued.
----------------------------------------------------------------------------------------------
 Equity          Capital appreciation.      Equity securities of large   Goldman Sachs
                 Current income is of       U.S. growth-oriented         Asset Management
                 secondary importance.      companies.
----------------------------------------------------------------------------------------------
 Bond and        Total return and income    A wide range of fixed        Goldman Sachs
 Income          consistent with prudent    income securities with       Asset Management
                 investment management.     varying terms to maturity,
                                            with an emphasis on long-
                                            term bonds.
----------------------------------------------------------------------------------------------
 Equity Index    Investment results that    Equity securities of         Bankers Trust
                 correspond to the total    companies that are           Company
                 return of common stocks    included in the Standard &
                 publicly traded in the     Poor's 500 Composite Stock
                 U.S.                       Price Index.
----------------------------------------------------------------------------------------------
 Small-Cap       Investment results that    Equity securities of         Bankers Trust
 Index           correspond to the total    companies that are           Company
                 return of an index of      included in the Russell
                 small capitalization       2000 Small Stock Index.
                 companies.
----------------------------------------------------------------------------------------------
 REIT            Current income and long-   Equity securities of real    Morgan Stanley Asset
                 term capital appreciation. estate investment trusts.    Management
----------------------------------------------------------------------------------------------
 International   Long-term capital          Equity securities of         Morgan Stanley Asset
                 appreciation.              companies of any size        Management
                                            located in developed
                                            countries outside of the
                                            U.S.
----------------------------------------------------------------------------------------------
 Emerging        Long-term growth of        Equity securities of         Blairlogie Capital
 Markets         capital.                   companies that are located   Management
                                            in countries generally
                                            regarded as "emerging
                                            market" countries.
----------------------------------------------------------------------------------------------

The Investment Adviser and Portfolio Managers

  We serve as Investment Adviser to each Portfolio of the Fund. We are registered with the SEC as an Investment Adviser. For sixteen of the Portfolios, we and the Fund have engaged other firms to serve as Portfolio Managers, which are shown in the chart above.

                                   THE POLICY

  The variable life insurance benefits provided by the Policies are funded through the Policy Owner's Accumulated Value in the Separate Account and the Fixed Options. The information included below describes the benefits, features, charges, and other major provisions of the Policies.

Application for a Policy

  The Policy is designed to meet the needs of individuals by insuring the lives of two Insureds. Anyone wishing to purchase the Policy may submit an application to us. A Policy can be issued on the life of Insureds for Ages 20 through Age 85 with evidence of insurability satisfactory to us. An Insured's Age is calculated for most purposes as of the Insured's birthday nearest the Policy Date. Acceptance is subject to our underwriting rules, and we reserve the right to request additional information and to reject an application.

  Each Policy is issued with a Policy Date. Your Policy Date is usually the date the application is accepted by us, although your Policy Date will never be the 29th, 30th, or 31st of any month. We first become obligated under your Policy on the date your total initial premium is received or on the date your application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date we become obligated. Your initial premium must be received within 20 days after your Policy is issued, although we may waive the 20 day requirement at our discretion. If your initial premium is not received or your application is rejected by us, your Policy will be cancelled and any partial premium received will be refunded.

  Subject to our approval, your Policy may be backdated, but your Policy Date may not be more than six months prior to the date of your application. Backdating can be advantageous if the Insureds' lower issue Ages results in lower cost of insurance rates. If your Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period and will be applied as of the later of the Policy Date or the date the initial premium is received at our Home Office. Monthly deductions will be made for the period your Policy Date is backdated.

  Insureds are assigned to underwriting (insurance risk) classes which are used in calculating the cost of insurance charges. In assigning Insureds to underwriting classes, we will normally use the medical or paramedical underwriting method, which may require a medical examination of a proposed Insured, although other forms of underwriting may be used when deemed appropriate by us.

Premiums

  The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion. We usually require you to pay a minimum initial premium equal to at least 25% of the sum of your Policy's monthly deductions plus premium load for the first year, which will be based upon your Policy's Face Amount and the Age, smoking status, gender (unless unisex cost of insurance rates apply, see "Charges and Deductions: Cost of Insurance"), and underwriting classes of the Insureds. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policy Owner with the flexibility to vary premium payments to reflect varying financial conditions.

  When applying for a Policy, you will determine a Planned Periodic Premium that provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice annually, semi-annually, or quarterly; however, you are not required to pay Planned Periodic Premiums.

Premiums may be paid monthly under the Uni-check electronic funds transfer plan where you authorize us to withdraw premiums from your checking account each month. The minimum initial premium required must be paid before the Uni-check plan will be accepted by us. You may elect the day each month on which premiums are paid under the Uni-check plan, provided the day elected is between the 4th and the 28th day of the month. If no day is elected by you, the day on which premiums are paid will be the Monthly Anniversary.

  Payment of the Planned Periodic Premium will not guarantee that your Policy will remain in force. Instead, the continuation of your Policy depends upon your Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, your Policy will lapse any time Net Cash Surrender Value is insufficient to pay the current monthly deduction and a grace period expires without sufficient payment. See "Lapse".

  Any premium payment must be for at least $50.00. We also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability. See "Charges and Deductions: Cost of Insurance". A premium payment would result in an immediate increase in the net amount at risk if the death benefit under your Policy is, or upon acceptance of the premium would be, equal to your Guideline Minimum Death Benefit. See "Death Benefit". If satisfactory evidence of insurability is not received, the payment, or portion thereof, may be returned. All or a portion of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by federal tax law. We also reserve the right to make distributions from your Policy to the extent we deem it necessary to continue to qualify your Policy as life insurance under the Internal Revenue Code ("IRC").

  The amount, frequency, and period of time over which you pay premiums might affect whether your Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions than conventional life insurance contracts.

  In order for your Policy to avoid being treated as a modified endowment contract, the sum of the premiums paid less a portion of any Partial Withdrawals may not exceed the "seven pay premium" limit as defined in the IRC. (See "Federal Income Tax Considerations"). If we receive any premium payment that we believe, if applied to your Policy in that Policy year, would cause your Policy to become a modified endowment contract, the portion of the payment that we believe would cause your Policy to become a modified endowment contract will not be applied to your Policy but will be returned to you, unless you have previously notified us that payments that cause your Policy to become a modified endowment contract may be accepted by us and applied to your Policy. However, for premium payments received by us at our Home Office within 20 days before the upcoming Annual Anniversary of your Policy, we may apply the portion of the premium payment that we believe would cause your Policy to become a modified endowment contract to your Policy on the upcoming Annual Anniversary.

  Certain charges will be deducted from each premium payment. See "Charges and Deductions". The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Net Premiums." Additional payments will first be treated as premium payments unless you request otherwise.

Allocation of Net Premiums

  In your application for the Policy, you select the Investment Options to which net premium payments will be allocated. When your application is approved and your Policy is issued, your Accumulated Value will be automatically allocated according to your instructions contained in your application, or more recent written instructions, if any (except for amounts allocated to the Loan Account to secure any Policy Debt). However, if your Policy is delivered before all of our requirements necessary for the Policy to be considered in force have been met, the net premium will be allocated to the Money Market Account until the requirements are received by our Home Office.

For residents of states that require a refund of premium to an Owner who returns the Policy during the Free-Look Period, net premiums received prior to the Free-Look Transfer Date will be allocated to the Money

Market Variable Account (except for amounts allocated to the Loan Account to secure any Policy loan). The Free-Look Transfer Date is 15 days after the Policy is issued or 45 days after the application is signed, or, if longer, when all requirements are received by the Home Office for the Policy to be considered in force. Net premiums received on and after the Free-Look Transfer Date will be allocated upon receipt among the Investment Options according to your most recent instructions. Allocations to the Fixed LT Account are subject to certain restrictions. (See "The General Account".)

  You may change the allocation of net premiums by submitting a proper written request to our Home Office. Changes in net premium allocation instructions may be made by telephone if a properly completed Authorization for Telephone Requests is on file at our Home Office. We reserve the right to suspend or discontinue telephone net premium allocation instructions.

Dollar Cost Averaging Option

  We currently offer an option under which you may dollar cost average your allocations in the available Variable Accounts under your Policy by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing under which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market values. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Policy Owner will not have losses.

  A Dollar Cost Averaging Request Form is available upon request. To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. After we have received a Dollar Cost Averaging Request in proper form at our Home Office, we will transfer Accumulated Value in amounts you designate from the Variable Account from which transfers are to be made to the Variable Account or Accounts you choose. The minimum amount that may be transferred to any one Variable Account is $50. After your initial net premium is allocated according to your instructions, the first transfer will be effected on your Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, on or next following receipt at our Home Office of a Dollar Cost Averaging Request in proper form. Subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as you designate until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until your Policy enters the grace period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  We do not currently charge you for the Dollar Cost Averaging Option, and will not charge you for transfers made under this Option, even if we decide to charge you in the future for transfers outside the Option, except if we have to by law.

  You may instruct us at any time to terminate this option by written request to our Home Office. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

Portfolio Rebalancing

  You may direct us to automatically re-set the percentage of your Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Options are not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of your Accumulated Value. The portfolio rebalancing feature will automatically transfer your Accumulated Value among the Variable Accounts back to the preset percentages.

Rebalancing can be made quarterly, semi-annually or annually, measured from your Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account with relatively higher investment performance to a Variable Account with relatively lower investment performance.

  You may initiate portfolio rebalancing by sending our Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. You must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on your Monthly Payment Date that starts the frequency period you elected and that occurs on or follows the beginning date you elected. If you stop portfolio rebalancing, you must wait 30 days to begin again. Portfolio rebalancing cannot be used with the Dollar Cost Averaging Option.

  We do not currently charge for the portfolio rebalancing program or for transfers made under this program.

  We may modify, terminate or suspend the portfolio rebalancing feature at any time.

Transfer of Accumulated Value

   After your initial net premium is allocated to the Investment Options you choose and upon proper written request to our Home Office, you may transfer Accumulated Value among the Variable Accounts. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if a properly completed Authorization For Telephone Requests is on file at our Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging Option). No transfer may be made if your Policy is in the grace period and a payment required to avoid lapse is not paid. See "Lapse". No charges are currently imposed upon such transfers. We reserve the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to impose other reasonable limits or suspend or discontinue telephone transfers.

  Subject to certain restrictions, Accumulated Value may also be transferred from the Variable Accounts to the Fixed Options after your initial net premium is allocated to the Investment Options you choose; however, such a transfer will only be permitted in the Policy Month preceding your Policy Anniversary, except that if you reside in Connecticut, Georgia, Maryland, North Carolina, North Dakota, or Pennsylvania, you may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Options to the Variable Accounts are restricted as described in "The General Account".

  First Year Transfer Program. The Fixed Account provides a way for you to transfer amounts monthly from the Fixed Account to the Variable Accounts or the Fixed LT Account. On the date your initial net premium is allocated according to your instructions, and for up to 12 months thereafter, transfers will be made from the Fixed Account to the other Investment Options per your instructions. This allows you to average the Accumulation Unit values in the Variable Accounts over time, and may permit a "smoothing" of abrupt peaks and drops in Accumulation Unit values over the first year. See "The General Account" for a more detailed description of the First Year Transfer Program.

Death Benefit

  When your Policy is issued, we will determine the initial amount of insurance based on the instructions provided in the application. That amount will be shown on the specifications page of your Policy and is called the "Face Amount". The minimum Face Amount at issuance of a Policy is $100,000. We may reduce the minimum Face Amount required at issuance under certain circumstances.

  For so long as your Policy remains in force, we will, upon proof of the death of both Insureds, pay death benefit proceeds to a named Beneficiary. Death benefit proceeds will consist of the death benefit under the Policy, plus any insurance proceeds provided by Rider, reduced by any outstanding Policy Debt (and, if in the grace period, any overdue charges).

  Each Policy Owner may select one of four death benefit options: Option A, Option B, Option C, or Option D. Generally, you designate the death benefit option in your application. If no option is designated, Option A will be assumed by us to have been selected. Subject to certain restrictions, you may change the death benefit option selected to Option A or B.

  The death benefit upon the death of the Survivor will be equal to the death benefit option selected or, if greater, the Guideline Minimum Death Benefit, which is Accumulated Value (determined as of the end of the Valuation Period during which the Survivor dies) multiplied by the Death Benefit Percentage. The Death Benefit Percentage varies according to the Age of the younger Insured and will be at least equal to the cash value corridor in IRC Section 7702, which addresses the definition of a life insurance policy for tax purposes. The Death Benefit Percentage is 250% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the Death Benefit Percentages is in Appendix C to this prospectus and in the Policy. Under any option, for so long as your Policy remains in force, the death benefit will always be sufficient to qualify the Policy as life insurance under IRC Section 7702.

  Option A. Under Option A, the death benefit will be equal to the Face Amount of your Policy.

  Option B. Under Option B, the death benefit will be equal to the Face Amount of your Policy plus the Accumulated Value. The death benefit under Option B will always vary as Accumulated Value varies.

  Option C. Under Option C, the death benefit will be equal to the Face Amount of your Policy plus the total premiums paid minus the sum of any partial withdrawals taken and any other distribution of Accumulated Value.

  Option D. Under Option D, the death benefit will be equal to the Face Amount of the Policy multiplied by a Death Benefit Factor. Death Benefit Factors for Joint Equal Ages and Policy years, each at 5 year intervals, are shown in Appendix D; a complete chart is contained in your Policy. Generally, the Death Benefit Factor is a number from 1.0 to 2.0. The factor that applies to a Policy varies with the Joint Equal Age of the Insureds and the number of completed Policy Years, and changes on each Policy Anniversary. Generally, the Death Benefit Factor will reach the maximum of 2.0 when the sum of the Joint Equal Age and the number of completed Policy Years is between 85 and 90, so that the minimum death benefit at that time would be equal to twice the amount of the Face Amount.

 Choosing Among the Options.

  Option A is intended to provide flexibility in the amount of insurance protection provided under a Policy. Option A provides for the smallest amount of insurance protection in that the death benefit is equal to the Face Amount (assuming that the Guideline Minimum Death Benefit is not greater than the Face Amount). Under this option, favorable investment performance will be reflected in increasing Accumulated Value rather than insurance protection.

  Option B provides for a greater degree of insurance protection than experienced under Option A, in that the death benefit under Option B includes Accumulated Value. Option B will reflect the value of growth in Accumulated Value due to performance, assuming that the Guideline Minimum Death Benefit is not greater than the death benefit otherwise determined. The death benefit will never be less than the Face Amount.

  Option C provides for a greater degree of insurance protection than experienced under Option A, in that the death benefit under Option C includes the amount of premiums paid minus withdrawals and any other distributions of Accumulated Value. However, to the extent the sum of the withdrawals and any other distributions is greater than the sum of the premiums paid, and assuming that the Guideline Minimum Death Benefit is not greater than the death benefit otherwise determined, it is possible for the death benefit to be less than the Face Amount.

  Option D is intended to provide flexibility in the amount of insurance protection provided under a Policy. It provides some assurance that the death benefit will increase gradually over time without regard to the investment performance of the Investment Options.

  Examples of Death Benefit Options. The following examples demonstrate the determination of death benefits under Options A through D. The examples show eight hypothetical Policies, each with a Face Amount of $1,000,000 and where the two Insureds are male and female nonsmokers, each Age 45 at the time of issue, and assuming that there is no outstanding Policy Debt, that no withdrawals have been taken, and the other assumptions shown below. (The examples are intended to portray differences in death benefits; Accumulated Value assumptions may not be realistic.)

Assumptions                      Policy I   Policy II   Policy III  Policy IV
-----------                     ----------  ----------  ----------  ----------
Face Amount...................  $1,000,000  $1,000,000  $1,000,000  $1,000,000
Accumulated Value on Date of
 Death........................  $  600,000  $  900,000  $1,200,000  $1,800,000
Total Premium Paid on Date of
 Death........................  $  300,000  $  400,000  $  500,000  $  700,000
Youngest Age on Date of
 Death........................          65          65          65          65
Death Benefit Percentage......         120%        120%        120%        120%
Death Benefit Factor (Option
 D)...........................       108.4%      108.4%      108.4%      108.4%
Death Benefits Options
----------------------
Death Benefit Under Option A..  $1,000,000  $1,080,000  $1,440,000  $2,160,000
Death Benefit Under Option B..  $1,600,000  $1,900,000  $2,200,000  $2,800,000
Death Benefit Under Option C..  $1,300,000  $1,400,000  $1,500,000  $2,160,000
Death Benefit Under Option D..  $1,084,000  $1,084,000  $1,440,000  $2,160,000
                                                                      Policy
Assumptions                      Policy V   Policy VI   Policy VII     VIII
-----------                     ----------  ----------  ----------  ----------
Face Amount...................  $1,000,000  $1,000,000  $1,000,000  $1,000,000
Accumulated Value on Date of
 Death........................  $  600,000  $  900,000  $1,200,000  $1,800,000
Total Premium Paid on Date of
 Death........................  $  300,000  $  400,000  $  500,000  $  700,000
Youngest Age on Date of
 Death........................          90          90          90          90
Death Benefit Percentage......         105%        105%        105%        105%
Death Benefit Factor (Option
 D)...........................         200%        200%        200%        200%
Death Benefits Options
----------------------
Death Benefit Under Option A..  $1,000,000  $1,000,000  $1,260,000  $1,890,000
Death Benefit Under Option B..  $1,600,000  $1,900,000  $2,200,000  $2,800,000
Death Benefit Under Option C..  $1,300,000  $1,400,000  $1,500,000  $1,890,000
Death Benefit Under Option D..  $2,000,000  $2,000,000  $2,000,000  $2,000,000

  The death benefit shown in these examples is based upon the Guideline Minimum Death Benefit for the following examples: Policy II, Option A; Policy III, Options A and D; Policy IV, Options A, C, and D; Policy VII, Option A; and Policy VIII, Options A and C.
  If the death benefit is equal to the Guideline Minimum Death Benefit, we reserve the right to reduce the death benefit by requiring Partial Withdrawals be made in order to maintain the net amount at risk at a level that will not exceed three times the death benefit on the Policy Date. Such Partial Withdrawals may be taxable to you in whole or in part. See "Federal Income Tax Considerations." The $25 withdrawal fee will not be assessed on Partial Withdrawals we require.

  The Policy is intended to qualify as a life insurance contract under the Internal Revenue Code for Federal tax purposes, and the death benefit under the Policy is intended to qualify for the income tax exclusion under the Internal Revenue Code. Unless otherwise specified by you in writing, it is intended that the Policy will not be treated as a modified endowment contract under the Internal Revenue Code. To these ends, the provisions of the Policy, including any other Rider, Benefit, or endorsement, are to be interpreted to ensure such tax qualification and to prevent the Policy from being treated as a modified endowment contract, notwithstanding any other provisions to the contrary.

  If at any time the premiums paid under your Policy exceed the amount allowable for such tax qualification, such excess amount shall be removed from the Policy as of the date of its payment, and any appropriate adjustment in the death benefit shall be made as of such date. The excess amount shall be refunded to you no later than 60 days after the end of the applicable Policy Year. The excess amount removed from the Policy and refunded to you may be adjusted for interest or for changes in Accumulated Value attributable to the excess amount. If for some reason this excess amount is not refunded by then, the death benefit under this Policy shall be increased retroactively and prospectively so that at no time is the death benefit ever less than the amount needed to ensure such tax qualification. To the extent that the death benefit as of any time is increased by this provision, appropriate adjustments shall be made retroactively in any cost of insurance or supplemental benefits as of that time that are consistent with such an increase.

  If at any time the premiums or other amounts paid under the Policy exceed the limit for avoiding modified endowment contract treatment, and you have not specified in writing that such treatment is acceptable to you, such excess amount shall be removed from the Policy as of the date of its payment, and any appropriate adjustment in the Policy's death benefit shall be made as of such date. This excess amount shall be refunded to you no later than 60 days after the end of the applicable Policy Year. The excess amount removed from the Policy and refunded to you may be adjusted for interest or for changes in Accumulated Value attributable to the excess amount. If this excess amount is not refunded by then, the death benefit under your Policy shall be increased retroactively and prospectively to the minimum amount necessary so that at no time is the death benefit ever less than the amount needed to avoid modified endowment contract treatment. To the extent the death benefit as of any time is increased by this provision, appropriate adjustments shall be made, retroactively or otherwise, in any cost of insurance or supplemental benefits as of that time that are consistent with such an increase.

  All calculations of death benefit will be made as of the end of the Valuation Period during which the Survivor dies. We will pay interest on death benefit proceeds from the date of the Survivor's death to the date of payment at an annual rate of not less than 4% or if higher, the interest rate required by state law. Death benefit proceeds may be paid to the Beneficiary in a lump sum or under a payment plan offered under the Policy. Your Policy should be consulted for details.

Changes in Death Benefit Option

  After the fifth Policy Year, you may request that the death benefit option under your Policy be changed to Option A or B. Changes to Option C or D will not be available. Changes in the death benefit option may be made only once per Policy Year and should be made in writing to our Home Office. The effective date of any such change shall be the next Monthly Payment Date on or next following the date we receive your written request at our Home Office.

  A change in the death benefit under a Policy will result in a change in the Face Amount of the Policy so that the death benefit under the new death benefit option will equal the death benefit under the former option immediately prior to the change. From that point on, the change in option will affect the determination of the death benefit. In addition, a change in death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Accumulated Value. A change will not be permitted if it would result in a Face Amount of less than $100,000, although we reserve the right to waive this minimum under certain circumstances.

  Unless otherwise specified by you in writing, any request for a death benefit option change will not be accepted by us if the option change would cause your Policy to be treated as a modified endowment contract.

Decrease in Face Amount

  You may request a decrease in the Face Amount under your Policy subject to approval from us. A decrease in Face Amount may only be made once per Policy Year and only after the first Policy Year. Decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the death benefit option chosen by you and whether, and the degree to which, the death benefit under your Policy exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of the death benefit while your Policy is in force and the subsequent level of Policy values. A decrease in Face Amount may decrease the net amount at risk, which may decrease your cost of insurance charge.

  Any request for a decrease in Face Amount must be made by written application to our Home Office. It will become effective on the Monthly Payment Date on or next following the date we receive your written request at our Home Office.

  A decrease will not be permitted if the Face Amount would fall below $100,000, although we reserve the right to waive the minimum Face Amount under certain circumstances, such as for group or sponsored arrangements. If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify your Policy as a life insurance contract, we may refund to you the amount of such excess above the premium limitations.

  We reserve the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of your Policy, (2) if, to effect the requested decrease, payments to you would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under your Policy, or (3) if the decrease would cause your Policy to be treated as a modified endowment contract and you have not specified in writing that such treatment is acceptable to you.

Policy Values

  Accumulated Value. The Accumulated Value is the sum of the amounts under the Policy held in each Investment Option, as well as the amount set aside in our Loan Account to secure any Policy Debt.

  On each Valuation Date, the portion of your Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. On each Monthly Payment Date, the portion of the Accumulated Value allocated to a particular Investment Option also will be adjusted to reflect the assessment of the monthly deduction. See "Determination of Accumulated Value". No minimum amount of Accumulated Value is guaranteed. You bear the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

  Cash Surrender Value. The Cash Surrender Value of your Policy equals the Accumulated Value.

  Net Cash Surrender Value. The Net Cash Surrender Value of your Policy equals the Cash Surrender Value less any outstanding Policy Debt. You can surrender your Policy at any time while either Insured is living and receive its Net Cash Surrender Value. See "Surrender".

Determination of Accumulated Value

  Your Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Policy Debt, Partial Withdrawals, and the charges assessed in connection with your Policy.

  The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolio of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When you allocate net premiums to a Variable Account, the Policy is credited with accumulation units. In addition, other transactions including loans, a surrender, Partial Withdrawals, transfers, and assessment of charges against your Policy affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date at or about 4:00 p.m. Eastern time. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) the charges, if any, that may be assessed by us for income taxes attributable to the operation of the Variable Account.

Policy Loans

  You may borrow money from us using your Policy as the only security for the loan by submitting a proper written request to our Home Office. We may in our discretion permit loans to be made by telephone if a properly completed Authorization For Telephone Requests has been filed at our Home Office. A loan may be taken any time your Policy is in force. The minimum loan that can be taken at any time is $500 ($200 in Connecticut, $250 in Oregon). The maximum amount that can be borrowed at any time is the greater of (1) 100% of your Accumulated Value in the Fixed Options plus 90% of your Accumulated Value in the Variable Accounts or (2) 100% of the product of (a X b/c - d) where (a) equals the Policy's Accumulated Value less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt.

  When you take a loan, an amount equal to the loan is transferred out of your Accumulated Value in the Investment Options into the Loan Account to secure the loan. Unless you request otherwise, loan amounts will be deducted from the Investment Options in the proportion that each bears to your Accumulated Value less Policy Debt.

  The Policy loan interest rate is 4.50% for years one through ten, and 4.25% thereafter. We will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual effective rate of 4.00%.

  You may repay all or part of the loan at any time while your Policy is in force. Interest on a loan is accrued daily and is due for the prior year on each Policy Anniversary. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Investment Options on a proportional basis.

  Unless you request otherwise, any loan repayment will be transferred into the Investment Options in accordance with the most recent premium allocation instructions. In addition, on each Policy Anniversary any interest earned on the loan balance held in the Loan Account will be transferred to each of the Investment Options in accordance with your most recent premium allocation instructions. Any payment we receive from you while you have a loan outstanding will be first considered a premium payment, unless you tell us in writing it is a loan repayment.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the current interest rates of the Fixed Options on the loaned amount. Thus a loan, whether or not repaid, will have a permanent effect on your Policy's values and might have an effect on the amount and duration of the death benefit. If not repaid, the Policy Debt will be deducted from the amount of death benefit upon the death of the Survivor, the Cash Surrender Value upon surrender, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time your Policy remains in force. Your Policy will lapse when Net Cash Surrender Value is insufficient to cover the monthly deduction against your Policy's Accumulated Value on any Monthly Payment Date and the minimum payment required is not made during the grace period. Moreover, your Policy may enter the grace period more quickly when a loan is outstanding, because the loaned amount is not available to cover the monthly deduction. Additional payments or repayment of a portion of Policy Debt may be required to keep your Policy in force. See "Lapse".

  A loan will not be treated as a distribution from your Policy and will not result in taxable income to you unless your Policy is a modified endowment contract or the Policy is surrendered or upon lapse of the Policy, in which case a loan will be treated as a distribution that may give rise to taxable income.

  For information on the tax treatment of loans, see "Federal Income Tax Considerations".

Surrender

  You may fully surrender your Policy at any time during the life of either Insured. The amount received in the event of a full surrender is your Policy's Net Cash Surrender Value, which is equal to its Accumulated Value less any outstanding Policy Debt.

  You may surrender your Policy by sending a written request together with your Policy to our Home Office. The proceeds will be determined as of the end of the Valuation Period during which the request for a surrender is received. You may elect to have the proceeds paid in cash or applied under a payment plan offered under the Policy. See "Payment Plan". For information on the tax effects of a surrender of a Policy, see "Federal Income Tax Considerations".

Partial Withdrawals

  A Policy Owner may make Partial Withdrawals of Net Cash Surrender Value starting on the first Policy Anniversary. The portion of the first Partial Withdrawal in each of the first 15 Policy Years of up to the lesser of $10,000 or 10% of the Cash Surrender Value will not reduce the Face Amount under your Policy. The excess of any Partial Withdrawal over this amount may cause a reduction in Face Amount if the death benefit option is Option A or D, as described below.

  Partial Withdrawals must be for at least $500, and your Policy's Net Cash Surrender Value after the withdrawal must be at least $500. If there is any Policy Debt, the maximum Partial Withdrawal is limited to the excess, if any, of your Cash Surrender Value immediately prior to the withdrawal over the result of the Policy Debt divided by 90%. If you do not make a Partial Withdrawal during one of the first 15 Policy Years, the amount that you could have withdrawn without affecting Face Amount does not carry over in the following year.

  You may make a Partial Withdrawal by submitting a proper written request to our Home Office. As of the effective date of any withdrawal, your Accumulated Value, Cash Surrender Value, and Net Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to your Accumulated Value in the Investment Options unless you request otherwise. If the Survivor dies after the request for a withdrawal is sent to us and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal. A withdrawal fee of $25 will be charged for a Partial Withdrawal. (See "Charges and Deductions.")

  Except as noted above, when a Partial Withdrawal is made on a Policy on which you have selected death benefit Option A or D, the Face Amount under your Policy is decreased by the excess, if any, of the Face Amount over the result of the death benefit immediately prior to the Partial Withdrawal minus the amount of the Partial Withdrawal. A Partial Withdrawal will not change the Face Amount of your Policy if you have selected death benefit Option B or C. However, assuming that the death benefit is not equal to the Guideline Minimum Death Benefit, the Partial Withdrawal will reduce the death benefit by the amount of the Partial Withdrawal. To the extent the death benefit is the Guideline Minimum Death Benefit, a Partial Withdrawal may cause the death benefit to decrease by an amount greater than the amount of the Partial Withdrawal. See "Death Benefit".

  Unless otherwise specified by you in writing, no Partial Withdrawal request will be accepted by us if the Partial Withdrawal would cause your Policy to be treated as a modified endowment contract.

  For information on the tax treatment of Partial Withdrawals, see "Federal Income Tax Considerations".

Right to Examine a Policy--Free-Look Right

  You have a Free-Look Right, under which your Policy may be returned within 10 days after you receive it (15 days in Colorado; 20 days in North Dakota; and 30 days if you are a resident of California and are age 60 or older), 10 days after we mail or deliver this notice of right of withdrawal included in this prospectus, or within 45 days after you complete the application for insurance, whichever is later. However, in Pennsylvania, you have a different Free-Look Right, under which your Policy may be returned only within 10 days after you receive it. For this purpose, your application is considered complete when you sign it. Certain states require different Free-Look Rights if you purchase your Policy in exchange for another policy, in which case we will notify you of your Right. It can be mailed or delivered to us or our agent. The returned Policy will be treated as if we never issued it, except as indicated below, and we will refund any charges deducted from premiums received, any net premium allocated to the Fixed Options, plus the sum of your Accumulated Value allocated to the Variable Accounts plus any Policy Charges and Fees deducted from your Accumulated Value in the Variable Accounts.

  If you reside in a state that requires us to return premium payments to Policy Owners who exercise the Free-Look Right, we will refund the amount of the premium paid. If you have taken a loan during the Free-Look Period, the Policy Debt will be deducted from the amount refunded. When the application is approved and the Policy is issued, net premiums will be allocated according to your instructions, unless the Policy is sold to a resident of a state that requires a refund of premium, in which case, until the Free-Look Transfer Date, net premiums received by us will be allocated to the Money Market Variable Account (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Net Premiums".

Lapse

  Your Policy will remain in force until the earliest of the death of the Survivor or a full surrender of your Policy, unless before either of these events, Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction on a Monthly Payment Date and a grace period expires without sufficient additional premium payment or loan repayment by your Policy Owner. If your Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on a Monthly Payment Date, you must pay during the grace period a minimum of three times the full monthly deduction due on the Monthly Payment Date when the insufficiency occurred to avoid termination of your Policy. We will not accept any payment if it would cause your total premium payments to exceed the maximum permissible premium for your Policy's Face Amount under the Internal Revenue Code. This is unlikely to occur unless you have outstanding Policy Debt, in which case you could repay a sufficient portion of the Policy Debt to avoid termination. In this instance, you may wish to repay a portion of Policy Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums for your Policy's Face Amount, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

  If your Accumulated Value less Policy Debt is insufficient to cover the monthly deduction on a Monthly Payment Date, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment required to keep your Policy in force. You will then have a "grace period" of 61 days, measured from the date the notice is sent, to make the required payment. Your Policy will remain in force through the grace period. Failure to make the required payment within the grace period will result in termination of coverage under your Policy, and your Policy will lapse with no value. If the required payment is made during the grace period, any premium paid will be allocated among the Investment Options in accordance with your current premium allocation instructions. Any monthly deduction due will be charged to the Investment Options on a proportionate basis. If the Survivor dies during the grace period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the grace period, reduced by any unpaid monthly deductions and any Policy Debt.

Reinstatement

  We will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within five years after the end of the grace period provided we receive the following: (1) a written application from the Policy Owner; (2) evidence of insurability satisfactory to us for each Insured; and

(3) payment of all monthly deductions that were due and unpaid during the grace period, and payment of a premium at least sufficient to keep the Policy in force for three months after the date of reinstatement.

  When your Policy is reinstated, the Accumulated Value will be equal to your Accumulated Value on the date of the lapse subject to the following: If your Policy is reinstated after the first Monthly Payment Date following lapse, the Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If your Policy is reinstated on the Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in our Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of the Monthly Payment Date on or next following the date of approval by us, and Accumulated Value minus, if applicable, Policy Debt will be allocated among the Investment Options in accordance with your most recent premium allocation instructions.

                             CHARGES AND DEDUCTIONS

Premium Load

  A premium load is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policy Owner's Accumulated Value. The premium load consists of the following items:

    Sales Load. The sales load is equal to 6% of each premium paid during the first ten Policy Years and 4% of each premium paid thereafter.

    The sales load is deducted to compensate us for the cost of distributing the Policies. The amount derived by us from the sales load is not expected to be sufficient to cover the sales and distribution expenses in connection with the Policies. To the extent that sales and distribution expenses exceed sales loads, such expenses may be recovered from other charges, including amounts derived from the charge for mortality and expense risks and from mortality gains.

    We may reduce or waive the sales load on Policies sold to our directors or employees or any of our affiliates or to trustees or any employees of the Fund.

    State and Local Tax Charge. A charge equal to 2.35% is assessed against each premium to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. The 2.35% rate approximates the average tax rate expected to be paid on premiums from all states. Premium taxes vary from state to state, and in some instances, among municipalities. We reserve the right to change the premium tax charge to reflect any changes in the law. We do not expect to profit from this charge.

    Federal Tax Charge. A charge equal to 1.50% is assessed against each premium to pay applicable Federal Tax. We reserve the right to change the Federal Tax charge to reflect any changes in the law.

Deductions from Accumulated Value

  A charge called the monthly deduction is deducted from a Policy's Accumulated Value in the Investment Options beginning on the Monthly Payment Date on or next following the date we first become obligated under the Policy and on each Monthly Payment Date thereafter. Unless you request otherwise, the monthly deduction will be deducted from the Investment Options on a prorata basis. The monthly deduction consists of the following items:

  Cost of Insurance. This monthly charge compensates us for providing life insurance coverage for the Insureds. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month. We may use any profit we derive from this charge for any lawful purpose, including the cost of claims processing and investigation. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.00327374 (a discount factor to account for return deemed to be earned during the month) less the Accumulated Value at the beginning of the Policy Month.

  Each Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are intended to reflect the insurance risk associated with joint Insureds. They are based on certain of the 1980 Commissioners Standard Ordinary Mortality Tables (and where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B), and the Ages, gender (where permissible), and underwriting classes of the Insureds. The guaranteed cost of insurance rates are set equal to zero starting at the Policy Anniversary where the younger Insured reaches age 100, and will remain zero from that point on. As of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) than the guaranteed rates, and we may also charge current rates in the future. Like the guaranteed rates, the current rates also vary with the Ages, gender (where permissible), and underwriting classes of the Insureds. They also vary with the number of completed Policy Years. The cost of insurance rates generally increase with the Ages of the Insureds.

  Administrative Charge. A monthly administrative charge is deducted equal to $16 in each of the first 60 Policy Months and $6 per month thereafter. The administrative charge is assessed to reimburse us for the expenses associated with administration and maintenance of the Policies. The administrative charge is guaranteed never to exceed $16 during the first 60 Policy Months and $6 per month thereafter. We do not expect to profit from this charge.

  The monthly administrative charges will be waived on the second or subsequent Policies acquired by you on the lives of the Insureds who are the same Insureds as on your initial Policy, and that Policy is in force. However, we deduct $200 from the initial premium to cover processing costs.

  Mortality and Expense Risk Charge. A monthly charge is deducted for mortality and expense risks assumed by us. The mortality and expense risk charge consists of two components: a Face Amount Component and an Accumulated Value Component.

  During the first ten Policy Years, the Face Amount Component will be assessed at a rate determined with reference to the initial Face Amount of the Policy. The rate will be equal to a Face Amount Component Factor per $1,000 of initial Face Amount. Face Amount Component Factors are shown in Appendix B, and they are based upon the Joint Equal Age of the Insureds at the Policy Date. For example, for a Policy where the Joint Equal Age attributable to the Insureds is 50 on the Policy Date, and where the Face Amount is $100,000, the Face Amount Component Factor would be 0.102, and the monthly Face Amount Component for the first ten Policy Years would be $10.20. This component is not assessed after the tenth Policy Year.

  In addition, a monthly Accumulated Value Component is assessed at an annual rate equal to .30% of Accumulated Value during the first twenty Policy Years and .10% of Accumulated Value thereafter. For purposes of this component, the Accumulated Value is based upon its value on the Monthly Payment Date after the deduction of the cost of insurance charge and charges for any optional insurance Riders or Benefits added.

  The mortality and expense risk charge is assessed to compensate us for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. We will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient.

  Optional Insurance Benefits Charges. The monthly deduction will include charges for any optional insurance Riders or Benefits added to the Policy. See "Optional Insurance Benefits".

Withdrawal Charge

  A withdrawal fee of $25 will be deducted proportionately from the Accumulated Value in the Investment Options each time a Partial Withdrawal occurs.

Corporate and Other Purchasers

  The Policy is available for individuals and for corporations and other institutions. For corporations or other group or sponsored arrangements purchasing one or more Policies, we may reduce the amount of charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced, for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangements, from the amount of the initial premium payment or payments, or the amount of projected premium payments.

Other Charges

  We will bear the direct operating expenses of the Separate Account. Each Variable Account available to you purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolios incur certain charges, including the investment advisory fee, and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy and these expenses may vary from year to year. The advisory fees and other expenses are more fully described in "AN OVERVIEW OF PACIFIC SELECT ESTATE PRESERVER II: Fees and Expenses Paid by the Pacific Select Fund" and in the prospectus of the Fund.

Guarantee of Certain Charges

  We guarantee that certain charges will not increase. This includes the charge for mortality and expense risks, the administrative charge with respect to the guaranteed rates described above, the premium load, and the guaranteed cost of insurance rates.

Usage

  We may use any profit derived from charges imposed under the Policies for any lawful purpose including our sales and distribution expenses not covered by the sales load.

                               OTHER INFORMATION

Federal Income Tax Considerations

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should, therefore, be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income tax considerations which may be involved in the purchase of the Policy.

  While we believe that the Policy meets the statutory definition of life insurance under Section 7702 of the Internal Revenue Code ("IRC") and hence will receive federal income tax treatment consistent with that of traditional fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk policies, policies with term insurance on the Insureds, and certain tax requirements relating to joint survivorship life insurance policies). We reserve the right to make changes to the Policy if changes are deemed appropriate by us to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under IRC Section 101(a)(1) for purposes of the regular federal income tax and you generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under the Policy until a full surrender thereof or a Partial Withdrawal. In addition, certain Policy loans and Partial Withdrawals may be taxable in the case of Policies that are modified endowment contracts. Prospective Policy Owners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate Owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under IRC Section 59A. Changing the Policy Owner may also have tax consequences. Exchanging a Policy for another involving the same Insureds generally will not result in the recognition of gain or loss according to Section 1035(a) of the IRC. Changing the Insureds under a Policy will, however, not be treated as a tax-free exchange under
Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund is required to diversify its investments. For details on these diversification requirements, see "Taxation" in the Fund's SAI.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under your Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy values. These differences could result in your being treated as the owner of your Policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Tax Treatment of Policies. IRC Section 7702A defines a class of life insurance contracts referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a life insurance contract. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Select Estate Preserver Policy II may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the Policy's first seven contract years. Changes in the Policy, including changes in death benefits, may require "retesting" of a Policy to determine if it is to be classified as a modified endowment contract.

  Conventional Life Insurance Policies. If a Policy is not a modified endowment contract, upon full surrender for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. Such a Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Partial Withdrawals. Under IRC
Section 7702, if a Partial Withdrawal occurring within 15 years of the Policy Date is accompanied by a reduction in benefits under the Policy, special rules apply to determine whether part or all of the cash received is paid out of the income of the Policy and is taxable. Cash distributed to a Policy Owner on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policy Owner to the extent that it exceeds the cost basis under a Policy.

  We also believe that loans received under Policies that are not modified endowment contracts will be treated as indebtedness of the Owner for federal income tax purposes, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered or matures or lapses. Consult with your tax advisor on whether interest paid (or accrued by an accrual basis taxpayer) on a loan under a Policy that is not a modified endowment contract may be deductible. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies. Also, new tax law has been proposed in 1999 which contains a provision that could adversely affect the owners of certain "corporate-owned life insurance policies". (As of the date of this Prospectus, this proposal has not been introduced as a bill and may or may not ever become law as currently drafted.) Present law provides that a portion of the interest deductions on indebtedness is reduced if the taxpayer is a direct or indirect beneficiary of certain life insurance, endowment, or annuity contracts (even interest on indebtedness that is completely unrelated to the contract). This rule does not apply under present law if the contract was issued on 20% owners, officers or employees. The proposal would repeal the exception other than for 20% owners for taxable years beginning after the date of enactment. The effect of the proposal would be to increase the after-tax cost of such policies in most cases. If you have questions regarding the proposal, please consult your tax advisor.

  Modified Endowment Contracts. Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policy Owner would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Policy Debt exceeds the investment in the Policy (usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Partial Withdrawals and Policy loans, the Policy Owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Accumulated Value of the Policy exceeds investment in the Policy immediately before the distribution. If two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including us, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received: (i) when the taxpayer is at least 59 1/2 years old; (ii) which is attributable to the taxpayer becoming disabled; or
(iii) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

  If a Policy was not originally a modified endowment contract but becomes one, under Treasury Department regulations which are yet to be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s) the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Policy Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. Consult your tax advisor. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Reasonableness Requirement for Charges. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. Under the proposed regulations, the standards applicable to joint survivor life insurance policies are not entirely clear. While we believe under IRS pronouncements currently in effect that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements, complete assurance cannot be given that the IRS would necessarily agree. It is possible that future regulations will contain standards that would require us to modify the mortality charges used for the purposes of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

  Accelerated Living Benefits Rider. Amounts received under the Rider should be generally excluded from taxable income under Section 101(g) of the tax code. Benefits under the Rider will be taxed, however, if they are paid to someone other than an Insured, and an Insured is a director, officer or employee of the person receiving the benefit, or has a financial interest in a business of the person receiving the benefit.

  Split Policy Option Rider. This Rider permits a Policy to be split into two individual policies. A Policy split could have adverse tax consequences. For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under IRC Section 1031 through 1043. If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. Owners considering adding a Split Policy Option Rider or exercising rights under this Rider should first consult a qualified tax adviser.

  Other. Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  For complete information on federal, state, local and other tax considerations, a qualified tax adviser should be consulted.

  WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

Charge for Our Income Taxes

  For federal income tax purposes, variable life insurance generally is treated in a manner consistent with traditional fixed life insurance. We will review the question of the charge to the Separate Account for our federal income taxes periodically. A charge may be made for any federal income taxes incurred by us that are attributable to the Separate Account or to our operations with respect to the Policy. A charge might become necessary if our tax treatment is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Account for such taxes, if any, attributable to the Account.

Voting of Fund Shares

  In accordance with our view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940 or by the Fund. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

  You are the person having the voting interest under a Policy. Unless otherwise required by applicable law, the number of votes as to which you will have the right to instruct will be determined by dividing your Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which a Policy Owner will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon the instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account such shares will be voted in the same proportion as the total votes cast for all of our separate accounts, including this separate account. We'll vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

Disregard of Voting Instructions

  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on us. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policy Owners.

Confirmation Statements and Other Reports to Owners

  A statement will be sent quarterly to you setting forth a summary of the transactions which occurred during the Policy Quarter and indicating the death benefit, Face Amount, Accumulated Value, Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Investment Options and any other information required by law. Confirmations will be sent out upon premium payments and transfers, loans, loan repayments, withdrawals, and surrenders. Confirmation of scheduled transactions under dollar cost averaging, portfolio rebalancing and monthly deductions will appear on your quarterly statement.

  You will also be sent annual financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

Substitution of Investments

  We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Policies.

  Where required, we will not substitute any shares attributable to a Policy Owner's interest in a Variable Account or the Separate Account without notice, Policy Owner approval, or prior approval of the SEC and without following the filing or other procedures established by applicable state insurance regulators.

  We also reserve the right to establish additional Variable Accounts which may include additional Subaccounts of the Separate Account to serve as investment options under the Policies which may be managed separate accounts or may invest in a new Portfolio of the Fund, or in shares of another investment company, a portfolio thereof, or suitable investment vehicle with a specified investment objective. New Variable Accounts may be established when, at our sole discretion, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by us. We may also eliminate one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant. We may also terminate and liquidate any Variable Account.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Replacement of Life Insurance or Annuities

  The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

  A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

  There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Changes to Comply with Law

  We reserve the right to make any change without your consent to the provisions of the Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts and modified endowment contracts under the IRC, under regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in a Policy Owner's death benefit. Performance quotations may be expressed as a change in a Policy Owner's Accumulated Value over time or in terms of the average annual compounded rate of return on the Policy Owner's Accumulated Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one year or from the commencement of operation of the Variable Account. If a Portfolio has been in existence for a longer period of time than its corresponding Variable Account, we may also present hypothetical returns that the Variable Account would have achieved had it invested in its corresponding Portfolio for periods through the commencement of operation of the Portfolio. For the period that a particular Variable Account has been in existence, the performance will be actual performance and not hypothetical in nature. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The varying death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values. Since the Guideline Minimum Death Benefit is equal to a percentage (e.g., 250% for an Insured Age 40) times Accumulated Value, it will vary with Accumulated Value. The cost of insurance charge varies according to the Ages of the Insureds and therefore the cost of insurance charge reflected in the performance for the hypothetical Policy is based on the hypothetical Insureds and death benefit option assumed.

  Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners, to: (i) other variable life separate accounts, mutual funds, or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain our rating or a rating of our claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  Performance information for any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                            THE GENERAL ACCOUNT

  You may allocate all or a portion of your net premium payments and transfer Accumulated Value to the Fixed Account. A second Fixed Option, the Fixed LT Account, will be available June 1, 1999, but may not be available in every state. Please contact your registered representative or us to find out if the Fixed LT Account is available in the state where you signed your application. All amounts allocated to the Fixed Options become part of our General Account, which consists of all assets owned by us other than those in the Separate Account and our other separate accounts, and supports insurance and annuity obligations. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

  Because of exemptive and exclusionary provisions, interests in the Fixed Options have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, the Fixed Options or any interests therein are generally not subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Options. Disclosures regarding the Fixed Options may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Options, see the Policy itself.

General Description

  You may elect to allocate net premium payments to the Fixed Account, the Fixed LT Account, the Separate Account, or all three, subject to the limitations described below. You may also transfer Accumulated Value from the Variable Accounts to the Fixed Options, or from the Fixed Options to the Variable Accounts, subject to the limitations described below. We guarantee that the Accumulated Value in the Fixed Options will be credited on a daily basis using a 365 day year at a rate not less than a minimum effective annual rate of 4%. Such interest will be paid regardless of the actual investment experience of the General Account. In addition, we may in our sole discretion declare current interest in excess of the 4%, which will be guaranteed at least until the end of the Policy Year and annually thereafter. (The portion of your Accumulated Value that has been used to secure Policy Debt will be credited with an interest rate equal to an effective annual rate of 4%.)

  We bear the full investment risk for the Accumulated Value allocated to the Fixed Options.

Death Benefit

  The death benefit under the Policy will be determined in the same fashion for an Owner who has Accumulated Value in the Fixed Options as for an Owner who has Accumulated Value in the Variable Accounts. See "Death Benefit".

Policy Charges

  Policy charges will be the same whether you allocate net premiums or transfer Accumulated Value to the Fixed Options or allocate net premiums to the Variable Accounts. These charges consist of the premium load, including the sales load, state and local premium tax charge, and federal tax charge; the deductions from Accumulated Value, including the charges for the cost of insurance, administrative charge, M&E Risk Charge, the charge for any optional insurance benefits added by rider, any death benefit change charge; and the surrender charge. Any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Options. In addition, the operating expenses of the Variable Accounts, as well as the investment advisory fee charged by the Fund, will not be paid directly or indirectly by you to the extent the Accumulated Value is allocated to the Fixed Options; however, to such extent you will not participate in the investment experience of the Variable Accounts.

Transfers to and from the Fixed Options

  Subject to the following limitations, amounts may be transferred on and after the date your initial net premium is allocated to the Investment Options you choose from the Variable Accounts to the Fixed Options, from the Fixed Options to the Variable Accounts, and/or between the Fixed Options.

  Transfers from the Variable Accounts to the Fixed Options may be made in the Policy Month preceding a Policy Anniversary, except that if you reside in Connecticut, Georgia, Maryland, North Carolina, North Dakota or Pennsylvania you may make such a transfer at any time during the first 18 Policy Months. Except as described below, you may not make more than one transfer from the Fixed Options to the Variable Accounts in any 12-month period. No transfer may be made if the Policy is in a Grace Period and the required premium has not been paid.

  Currently there is no charge imposed upon transfers; however, we reserve the right to assess such a charge in the future and to impose limitations on the number of transfers, the amount of transfers, and the amount remaining in a Fixed Option or the Variable Accounts after a transfer other than those described below.

  Transfers payable from the Fixed Options, other than as described in the First Year Transfer Program, may be delayed for up to six months. We stop crediting interest on any amount transferred from the Fixed Options as of the day the transfer is effective.

 The Fixed Account

  Except for scheduled transfers under the Fixed Account's First Year Transfer Program as described below, you may not make more than one transfer from the Fixed Account to the Variable Accounts and/or the Fixed LT Account in any 12-month period. Further, except during your First Year Transfer Program, you may not transfer more than the greater of 25% of your Accumulated Value in the Fixed Account or $5,000 in any year.

  First Year Transfer Program. At Policy Issue, you may elect to use the First Year Transfer Program to transfer amounts from the Fixed Account to the Variable Accounts and/or the Fixed LT Account during the first Policy Year. There is no charge to elect this feature. Transfers may begin on the date your initial net premium is allocated to the Investment Options you choose, and a fixed dollar amount will be transferred every month for up to 12 months. Each transfer date thereafter will be the same day of the month. If the First Year Transfer Program is elected, the greater of 25% of Accumulated Value or $5,000 limitation is waived during the first Policy Year. The last transfer may take place in the second Policy Year, and would not be counted toward the Owner's one transfer per year limitation described above.

  If the Accumulated Value in the Fixed Account is less than the amount to be transferred, the remaining balance is transferred, and the program is terminated. However, if, at the end of the 12-transfer period, money remains in the Fixed Account, this will remain invested in the Fixed Account at the then-current interest rate and becomes subject to the one transfer per year limitation.

 The Fixed LT Account

  We reserve the right to limit the amount allocated to the Fixed LT Account to $1,000,000 during the most recent 12 months for all policies owned by you. Allocations include net premium payments, transfers and loan repayments. Any excess over $1,000,000 would be transferred to your other Investment Options relative to your most recent instructions.

  We may increase the $1,000,000 limit at any time at our sole discretion. You may contact us to find out if a higher limit is in effect.

  You may not make more than one transfer from the Fixed LT Account to the Variable Accounts and/or the Fixed Account in any 12-month period. Further, you may not transfer more than the greater of 10% of your Accumulated Value in the Fixed LT Account or $5,000 in any year.

Surrenders, Withdrawals, and Policy Loans

  You may also make withdrawals and full surrenders from the Fixed Options to the same extent as an Owner who has invested in the Variable Accounts. See "Surrender" and "Withdrawals". You may borrow up to the greater of (1) 100% of your Accumulated Value in the Fixed Options and 90% of your Accumulated Value in the Variable Accounts, less any Policy Debt, and less any surrender charges that would have been imposed if your Policy were surrendered on the date the loan is taken or (2) 100% of the product of (a X b/c - d) where (a) equals your Policy's Accumulated Value less any surrender charge that would be imposed if your Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt. See "Policy Loans".

  Surrenders and withdrawals payable from the Fixed Options and the payment of Policy loans allocated to the Fixed Options may be delayed for up to six months. We stop crediting interest on any amount withdrawn from the Fixed Options as of the day the withdrawal is effective.

                             MORE ABOUT THE POLICY

Ownership

  The Policy Owner is the individual named as such in the application or in any later change shown in our records. While the Insureds are living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or we allow.

  Joint Owners. If more than one person is named as Policy Owner, they are joint Owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint Owner dies, ownership passes to the surviving joint Owner(s). When the last joint Owner dies, ownership passes through that person's estate, unless otherwise provided.

Beneficiary

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of either Insured by written request on forms provided by us, which must be received by us at our Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. You may designate a permanent Beneficiary, whose rights under your Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Survivor, you are the Beneficiary, if living; otherwise your estate is the Beneficiary.

  We will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Survivor's death, the Beneficiary must be living at the time of the Survivor's death.

The Contract

  This Policy is a contract between the Owner and us. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, any Riders and Benefits, and all additional Policy information sections (specification pages) added to the Policy.

Payments

  We ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to a Fixed Option within seven days after we receive all the information needed to process a payment or transfer or, if sooner, any other period required by law.

  However, we can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

  . The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

  . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of a Variable Account's net assets; or

  . The SEC by order permits postponement for the protection of Policy Owners.

Assignment

  You may assign a Policy as collateral security for a loan or other obligation. No assignment will bind us unless the original, or a copy, is received and recorded by our Home Office. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option, Rider, Benefit, and endorsement, will be subject to the assignment. We will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policy Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations".)

Errors on the Application

  If the Age or sex of either Insured has been misstated, the Face Amount shall be adjusted as follows in order to reflect the correct Age or sex: the Face Amount before the adjustment will be multiplied by the monthly cost of insurance rate used in the Policy Year in which the misstatement is discovered, based on the misstated Age or sex, and the result will be divided by the monthly cost of insurance rate for the Policy Year in which the misstatement is discovered, based on the correct Age and sex. For all Policy Months following the discovery of the misstatement, Accumulated Value will be calculated using cost of insurance charges, Rider charges and Benefit charges based on the correct Age and sex, but Accumulated Value for all Policy Months through the Month in which the misstatement is discovered will not be recalculated. Mortality and expense risk charges will not be recalculated. If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of sex. See "Charges and Deductions: Cost of Insurance".

Incontestability

  We may contest the validity of your Policy if any material misstatements are made in the application. However, your Policy will be incontestable after the expiration of the following: the initial Face Amount cannot be contested with respect to a given Insured after the Policy has been in force during the Insured's lifetime for two years from the Policy Date; and reinstatement cannot be contested after it has been in force during an Insured's lifetime for two years from the date of reinstatement.

Payment in Case of Suicide

  If either Insured dies by suicide, while sane or insane, within two years from the Policy Date, we will limit the death benefit proceeds to the premium payments less any withdrawal amounts, dividends paid by us in cash, and Policy Debt.

Dividends

  The current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

Policy Illustrations

  Upon request, we will send you an illustration of future benefits under your Policy based on both guaranteed and current cost factor assumptions. However, we reserve the right to charge a $25 fee for requests for illustrations in excess of one per Policy year.

Payment Plan

  Surrender or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insureds, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by us from time to time. This benefit is not available if the income would be less than $100 a month. Surrender or withdrawal benefits or death benefit proceeds may be used to purchase any other payment plan that we make available at that time.

Optional Insurance Benefits and Other Policies

  Subject to certain requirements, you may elect to add one or more of the following optional insurance benefits to the Policy by a Rider at the time of application for your Policy (subject to approval of state insurance authorities). These optional benefits are: guaranteed payment of a specified coverage amount upon the death of the Survivor, subject to stated conditions (Guaranteed Minimum Death Benefit Rider); provision for level or varying coverage on the same two Insureds (Last Survivor Added Protection Benefit); renewable level or varying term insurance on either Insured, or individually on the Insureds (Individual Annual Renewable Term Rider); allowance to split the Policy into individual policies for each Insured without evidence of individual insurability (Enhanced Policy Split Option Rider); allowance to split the Policy into individual policies for each Insured subject to evidence of individual insurability (Policy Split Option Rider); and Policy Owner access to a portion of the Policy's proceeds if an Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or such other period that may be required by state insurance authorities) (Accelerated Living Benefits Rider). The cost of any additional insurance benefits will be deducted as part of the monthly deduction against Accumulated Value. See "Charges and Deductions". The amounts of these benefits are fully guaranteed at issue. Certain restrictions may apply and are described in the applicable Rider or Benefit. Under certain circumstances, a Policy can be combined with an added protection benefit to result in a combined coverage amount equal to the same Face Amount that could be acquired under a single policy. Combining a Policy and such a benefit will result in certain charges, including a Face Amount component of the mortality and expense risk charge and possibly cost of insurance charges, for a Policy that are lower than for the single Policy on the same given Insureds providing the same coverage amount. We offer other variable life insurance policies that provide insurance protection on the lives of two insureds or on the life of a single insured, whose loads and charges may vary. A registered representative authorized to sell the Policy can describe these extra optional benefits and other policies further. Samples of the provisions for the extra optional benefits are available from us upon written request.

Retirement Income Strategy Using Life Insurance

  Any Policy Owners or applicants who wish to consider using the Policy as a funding vehicle for (non-qualified) retirement purposes may obtain additional information from us. An Owner could pay premiums under a Policy for a number of years, and upon retirement, could utilize a Policy's loan and partial withdrawal features to access Accumulated Value as a source of retirement income for a period of time. This use of a Policy does not alter an Owner's rights or our obligations under a Policy; the Policy would remain a life insurance contract that, so long as it remains in force, provides for a death benefit payable when the Survivor dies.

  Ledger illustrations are available upon request that portray how the Policy can be used as a funding mechanism for (non-qualified) supplemental retirement income for individuals. Ledger illustrations are illustrations that show the effect on Accumulated Value, Net Cash Surrender Value, and the net death benefit of premiums paid under a Policy and Partial Withdrawals and loans taken for retirement income; or reflecting allocation of premiums to specified Variable Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the ledger illustrations or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding ledger illustration; ledger illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

  The hypothetical rates of return in ledger illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the ledger illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

Risks Regarding Retirement Income Strategy Using Life Insurance

  Using the Policy as a funding vehicle for retirement income purposes presents several risks, including the risk that if the Policy is insufficiently funded in relation to the income stream from the Policy, the Policy can lapse prematurely and result in significant income tax liability to the Owner in the year in which the lapse occurs. Other risks associated with borrowing from the Policy also apply. Loans will be automatically repaid from the gross death benefit at the death of the Survivor, resulting in the estimated payment to the Beneficiary of the net death benefit, which will be less than the gross death benefit and may be less than the Face Amount. Upon surrender, the loan will be automatically repaid, resulting in the payment to you of the Net Cash Surrender Value. Similarly, upon lapse, the loan will be automatically repaid. The automatic repayment of the loan upon lapse or surrender will cause the recognition of taxable income to the extent that Net Cash Surrender Value plus the amount of the repaid loan exceeds your basis in the Policy. Thus, under certain circumstances, surrender or lapse of the Policy could result in tax liability to you. In addition, to reinstate a lapsed Policy, you would be required to make certain payments as described under "Reinstatement". Thus, you should be careful to fashion a life insurance retirement plan so that the Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from the Policy.

  The Policy will lapse if your Net Cash Surrender Value is insufficient to cover the current monthly deduction on any Monthly Payment Date, and a grace period expires without your making a sufficient payment. To avoid lapse of your Policy, it is important to fashion a payment stream that does not leave your Policy with insufficient Accumulated Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Accumulated Value that should remain in your Policy upon its maturity. Poor investment performance can contribute to the risk that your Policy may lapse. In addition, the cost of insurance generally increases with the Age of the Insured, which can further erode existing Accumulated Value and contribute to the risk of lapse.

  Further, interest on a Policy loan is due to us for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding Policy Debt, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds your basis in the Policy, the amounts attributable to interest due on the loans can add to your federal (and possibly state) income tax liability.

  You should consult with your attorney and financial advisers in designing a life insurance retirement strategy that is suitable. Further, you should continue to monitor the Accumulated Value net of loans remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, you should consult your periodic statements to determine the amount of their remaining Accumulated Value minus the outstanding loan balance. Illustrations showing the effect of charges under the Policy upon existing Accumulated Value or the effect of future withdrawals or loans upon the Policy's Accumulated Value and death benefit are available from your agent. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

  Because of the potential risks associated with borrowing from a Policy, use of the Policy's Accumulated Value as a source for retirement income may not be suitable for all Policy Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream.

Distribution of the Policy

  PMD is principal underwriter (distributor) of the Policies. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. ("NASD"). We pay PMD for acting as principal underwriter under a Distribution Agreement. PMD is a subsidiary of ours. PMD's principal business address is 700 Newport Center Drive, Newport Beach, California 92660.

  We and PMD have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC. We pay compensation directly to broker-dealers for promotion and sales of the Policy. The compensation payable to a broker-dealer for sales of the Policy may vary with the Sales Agreement and is based on predefined premium receipt levels (called "targets") and the year in which premiums are received. The targets are equal to a specified amount that varies with the Joint Equal Age of the Insureds for each $1000 of a Policy's initial Face Amount in accordance with a schedule shown in Appendix B. The most common schedule of commissions we pay is 30% of premiums paid up to the first target, 25% of the premiums paid under targets 2-5, and on the premium in excess of the sum of targets 1-5, 4% of premiums paid in Policy years 1-10 and 3% of premiums paid thereafter. Broker-dealers may also receive annual renewal compensation of up to .20% of Accumulated Value less Policy Debt. The annual renewal compensation will be computed monthly and payable on each Policy Anniversary. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered representatives earn commissions from the broker-dealers with whom they are affiliated for selling our Policies. Compensation arrangements vary among broker-dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise and may elect to receive compensation on a deferred basis.

                            MORE ABOUT PACIFIC LIFE

Management

  Our directors and officers are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

   Name and Position           Principal Occupation During the Last Five Years
   -----------------           -----------------------------------------------
Thomas C. Sutton         Director, Chairman of the Board and Chief Executive Officer
Director, Chairman of     of Pacific Life; Director, Chairman of the Board and Chief
the Board and             Executive Officer of Pacific LifeCorp, August 1997 to
Chief Executive Officer   present; Director, Chairman of the Board and Chief
                          Executive Officer of Pacific Mutual Holding Company, August
                          1997 to present; Trustee and Chairman of the Board and
                          Former President of Pacific Select Fund; Director and
                          Chairman of the Board of Pacific Life & Annuity Company
                          (formerly known as PM Group Life Insurance Company);
                          Management Board Member of PIMCO Advisors L.P., December
                          1997 to present; Former Equity Board Member of PIMCO
                          Advisors L.P.; Former Director of Pacific Corinthian Life
                          Insurance Company; Director of: Newhall Land & Farming; The
                          Irvine Company; Edison International; and similar positions with other affiliated companies of Pacific Life.

Glenn S. Schafer         Director (since November 1994) and President (since January
Director and President    1995) of Pacific Life; Executive Vice President and Chief
                          Financial Officer of Pacific Life, April 1991 to January
                          1995; Director and President of Pacific LifeCorp, August
                          1997 to present; Director and President of Pacific Mutual
                          Holding Company, August 1997 to present; President (since
                          February 1999) and Former Trustee (November 1998 to
                          February 1999) of Pacific Select Fund; Management Board
                          Member of PIMCO Advisors L.P., December 1997 to present;
                          Former Equity Board Member of PIMCO Advisors L.P.; Former
                          Director of Pacific Corinthian Life Insurance Company;
                          Director of Pacific Life & Annuity Company; and similar
                          positions with other affiliated companies of Pacific Life.

Khanh T. Tran            Director (since August 1997), Senior Vice President and
Director, Senior Vice     Chief Financial Officer of Pacific Life, June 1996 to
President and Chief       present; Vice President and Treasurer of Pacific Life,
Financial Officer         November 1991 to June 1996; Senior Vice President and Chief
                          Financial Officer of Pacific LifeCorp, August 1997 to
                          present; Senior Vice President and Chief Financial Officer of Pacific Mutual Holding Company, August 1997 to present;
                          Chief Financial Officer and Treasurer to other affiliated
                          companies of Pacific Life.

   Name and Position            Principal Occupation During the Last Five Years
   -----------------            -----------------------------------------------
David R. Carmichael       Director (since August 1997), Senior Vice President and
Director, Senior Vice      General Counsel of Pacific Life; Senior Vice President and
President and General      General Counsel of Pacific LifeCorp, August 1997 to
Counsel                    present; Senior Vice President and General Counsel of
                           Pacific Mutual Holding Company, August 1997 to present;
                           Director of: Pacific Life & Annuity Company; Association of
                           California Life and Health Insurance Companies and
                           Association of Life Insurance Counsel.

Audrey L. Milfs           Director (since August 1997), Vice President and Corporate
Director, Vice President   Secretary of Pacific Life; Vice President and Secretary of
and Corporate Secretary    Pacific LifeCorp, August 1997 to present; Vice President
                           and Secretary of Pacific Mutual Holding Company, August
                           1997 to present; Secretary of Pacific Select Fund; similar positions with other affiliated companies of Pacific Life.

Richard M. Ferry          Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director and Chairman of
                           Korn/Ferry International; Director of: Avery Dennison
                           Corporation; Broco, Inc.; ConAm Management; Mullin
                           Consulting, Inc.; Northwestern Restaurants, Inc.; Dole Food
                           Co.; Mrs. Fields' Original Cookies Inc.; Rainier Bells,
                           Inc.; Mellon West Coast Advisory Board; Former Director of
                           First Business Bank. Address: 1800 Century Park East, Suite
                           900, Los Angeles, California 90067.

Donald E. Guinn           Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Chairman Emeritus and
                           Former Director of Pacific Telesis Group; Director of: The
                           Dial Corp.; BankAmerica Corporation; Former Director of
                           Bank of America NT & SA. Address: Pacific Telesis Center,
                           130 Kearny Street, Room 3704, San Francisco, California
                           94108-4818.

Ignacio E. Lozano, Jr.    Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, Chairman and
                           Former Editor-In-Chief of La Opinion; Former Director of:
                           BankAmerica Corporation; Bank of America NT&SA; Pacific
                           Enterprises; Director of: The Walt Disney Company; Southern
                           California Gas Company; Lozano Communications, Inc.; Sempra
                           Energy and San Diego Gas and Electric Company. Address:
                           411 West Fifth Street, 12th Floor, Los Angeles, California
                           90013.

Charles D. Miller         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, Chairman and
                           Former Chief Executive Officer of Avery Dennison
                           Corporation; Former Director of Great Western Financial
                           Corporation; Advisory Board Member of: Korn/Ferry
                           International; Mellon Bank; Director of: Nationwide Health
                           Properties, Inc.; Edison International. Address: 150 North
                           Orange Grove Boulevard, Pasadena, California 91109.

Donn B. Miller             Director of Pacific Life; Director of Pacific LifeCorp,
Director                    August 1997 to present; Director of Pacific Mutual Holding
                            Company, August 1997 to present; Director, President and
                            Chief Executive Officer of Pearson-Sibert Oil Co. of Texas;
                            Director of: The Irvine Company; Automobile Club of
                            Southern California; Former Director of St. John's Hospital
                            & Health Care Foundation. Address: 136 El Camino, Suite
                            216, Beverly Hills, California 90212.

Richard M. Rosenberg       Director of Pacific Life (since October 1997 and previously
Director                    from November 1995 to August 1997); Director of Pacific
                            LifeCorp, August 1997 to present; Director of Pacific
                            Mutual Holding Company, October 1997 to present; Chairman
                            and Chief Executive Officer (Retired) of BankAmerica
                            Corporation; Director of: BankAmerica Corporation; Airborne
                            Express Corporation; Northrop Grumman Corporation; Potlatch
                            Corporation; SBC Communications; Chronicle Publishing;
                            Pollo Rey/Unamas; Age Wave; Former Director of K-2
                            Incorporated. Address: 555 California Street, 11th Floor,
                            Unit 3001B, San Francisco, California 94104.

James R. Ukropina          Director of Pacific Life; Director of Pacific LifeCorp,
Director                    August 1997 to present; Director of Pacific Mutual Holding
                            Company, August 1997 to present; Partner with the law firm of O'Melveny & Meyers LLP; Director of Lockheed Martin
                            Corporation; Trustee of Stanford University. Address: 400
                            South Hope Street, 16th Floor, Los Angeles, California
                            90071-2899.

   Name and Position            Principal Occupation During the Last Five Year
   -----------------            -----------------------------------------------
Raymond L. Watson         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Vice Chairman and Director of The Irvine Company; Director of: The Walt Disney
                           Company; The Mitchell Energy and Development Company; The
                           Irvine Apartment Communities; Former Director of The Tejon
                           Ranch. Address: 550 Newport Center Drive, 9th Floor,
                           Newport Beach, California 92660.

Lynn C. Miller            Executive Vice President, Individual Insurance, of Pacific
Executive Vice President   Life, January 1995 to present; Senior Vice President,
                           Individual Insurance, of Pacific Life, 1989 to 1995;
                           Executive Vice President, Pacific Life & Annuity Company.

Edward R. Byrd            Vice President and Controller of Pacific Life; Vice
Vice President and         President and Controller of Pacific LifeCorp, August 1997
Controller                 to present; Vice President and Controller of Pacific Mutual
                           Holding Company, August 1997 to present; and similar
                           positions with other affiliated companies of Pacific Life.

Brian D. Klemens          Vice President and Treasurer of Pacific Life, December 1998
Vice President and         to present; Assistant Vice President, Accounting and
Treasurer                  Assistant Controller of Pacific Life, April 1994 to
                           December 1998.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by us or any of our affiliates to any person listed for services rendered to the Separate Account.

State Regulation

  We are subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Telephone Transfer and Loan Privileges

  You may request a transfer of Accumulated Value or a Policy loan by telephone if a properly completed Authorization for Telephone Requests ("Telephone Authorization") has been filed at our Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by us. Telephone instructions received by us by 1:00 P.M. Pacific time on any Valuation Date will be processed as of the end of that Valuation Date in accordance with your instructions, (presuming that the Free-Look Period has expired). We reserve the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers and loans by telephone and would have to submit written requests.

  We have established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by us, and we will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon the submission of a Telephone Authorization, you authorize us to accept and act upon telephone instructions for transfers or loans involving your Policy, and agree that neither we, any of our affiliates, Pacific Select Fund, nor any of our or their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by us to be genuine, provided that we have complied with our procedures. As a result of this policy on telephonic requests, you will bear the risk of loss arising from the telephone transfer and loan privileges.

Legal Proceedings

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

Legal Matters

  Legal matters in connection with the issue and sale of the Policies described in this Prospectus and our organization, our authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by our General Counsel.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

Registration Statement

  A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

Preparation for the Year 2000

Pacific Life long ago recognized the challenges associated with the Year 2000 date change. This change involves the ability of computer systems to properly recognize the Year 2000. The inability to do so could result in major failures or miscalculations. We began prior to 1995 to assess and plan for the potential impact of the Year 2000. More recently, Pacific Life has been executing a company-wide plan adopted during 1998 which called for correction or replacement of remaining non-compliant systems by December 31, 1998.

We have successfully executed this project plan to date. Virtually all affected systems were remediated and tested in time for use during 1998 year-end processing cycles. Although it is not possible to certify that any system will be completely free of Year 2000 problems, we have performed extensive testing to identify and deal with such potential problems. Additionally, most of the company's critical systems were subject to an independent third-party review process which used sophisticated automated tools to identify Year 2000 related bugs. The results have been very positive and we feel the company's internal systems are positioned well for the date change in the century.

We plan to continue to test and re-test throughout 1999 and we will respond promptly should any problems arise at any time thereafter.

We are continuing to work on contingency plans for critical business processes. When appropriate, alternative methods and procedures are being developed to work around unanticipated problems.

In addition to the above, we will continue to carefully evaluate responses from vendors and significant business partners regarding the compliance of their critical business processes and products. Although ultimately Pacific Life cannot be responsible for the Year 2000 compliance efforts of these outside entities, we will take appropriate steps wherever possible to develop contingency plans to address vendors and partners deemed non-compliant.

Expenses to make our systems Year 2000 compliant are currently estimated to range from $12 million to $15 million, which excludes the cost of our personnel who support Year 2000 compliance efforts. We do not anticipate any other material future costs associated with the Year 2000 compliance projects, although there can be no assurance.

These Year 2000 related statements are designated as "Year 2000 Readiness Disclosure" pursuant to the Year 2000 Information Readiness Disclosure Act, enacted October 19, 1998.

Independent Auditors

  The audited consolidated financial statements for Pacific Life as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 and the audited financial statements for Pacific Select Exec Separate Account as of December 31, 1998 and for the two years ended December 31, 1998 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Financial Statements

  The audited financial statements of Pacific Select Exec Separate Account as of December 31, 1998 and for the two years then ended are set forth herein, starting on page 45. The audited consolidated financial statements of Pacific Life as of December 31, 1998 and 1997 and for the three years then ended are set forth herein starting on page 57.

  The financial statements of Pacific Life should be distinguished from the financial statements of the Pacific Select Exec Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Life Insurance Company

  We have audited the accompanying         includes assessing the accounting
statement of assets and liabilities        principles used and significant
of Pacific Select Exec Separate            estimates made by management, as well
Account (comprised of the Money            as evaluating the overall financial
Market, High Yield Bond, Managed           statement presentation. We believe
Bond, Government Securities, Growth,       that our audits provide a reasonable
Aggressive Equity, Growth LT, Equity       basis for our opinion.
Income, Multi-Strategy, Equity, Bond
and Income, Equity Index,                    In our opinion, such financial
International, Emerging Markets,           statements present fairly, in all
Variable Account I, Variable Account       material respects, the financial
II, Variable Account III, and              position of each of the respective
Variable Account IV Variable               Variable Accounts constituting
Accounts) as of December 31, 1998 and      Pacific Select Exec Separate Account
the related statement of operations        as of December 31, 1998 and the
for the year then ended and statement      results of their operations for the
of changes in net assets for each of       year then ended and the changes in
the two years in the period then           their net assets for each of the two
ended (as to the Equity Variable           years in the period then ended (as to
Account and the Bond and Income            the Equity Variable Account and the
Variable Account, for the year ended       Bond and Income Variable Account, for
December 31, 1998 and for the period       the year ended December 31, 1998 and
from commencement of operations            for the period from commencement of
through December 31, 1997). These          operations through December 31,
financial statements are the               1997), in conformity with generally
responsibility of the Separate             accepted accounting principles.
Account's management. Our
responsibility is to express an
opinion on these financial statements
based on our audits.

  We conducted our audits in
accordance with generally accepted
auditing standards. Those standards
require that we plan and perform the
audit to obtain reasonable assurance
about whether the financial
statements are free of material
misstatement. An audit includes            DELOITTE & TOUCHE LLP
examining, on a test basis, evidence
supporting the amounts and
disclosures in the financial               Costa Mesa, California
statements. An audit also                  February 5, 1999

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
(In thousands)

                                    High             Govern-
                          Money    Yield   Managed     ment             Aggressive  Growth   Equity   Multi-
                          Market    Bond     Bond   Securities  Growth    Equity      LT     Income  Strategy
                         Variable Variable Variable  Variable  Variable  Variable  Variable Variable Variable
                         Account  Account  Account   Account   Account   Account   Account  Account  Account
                         ------------------------------------------------------------------------------------
ASSETS
Investments:
 Money Market Portfolio
 (6,873 shares; cost
 $69,218)............... $69,107
 High Yield Bond
 Portfolio (4,645
 shares; cost $45,134)..          $43,370
 Managed Bond Portfolio
 (8,941 shares; cost
 $97,525)...............                   $101,864
 Government Securities
 Portfolio (1,562
 shares; cost $16,677)..                             $17,149
 Growth Portfolio (8,711
 shares; cost
 $187,167)..............                                       $199,670
 Aggressive Equity
 Portfolio (1,404
 shares; cost $16,338)..                                                 $17,766
 Growth LT Portfolio
 (8,674 shares; cost
 $152,516)..............                                                           $227,277
 Equity Income Portfolio
 (6,986 shares; cost
 $147,393)..............                                                                    $187,867
 Multi-Strategy
 Portfolio (7,736
 shares; cost
 $112,643)..............                                                                             $133,998
Receivables:
 Due from Pacific Life
 Insurance Company......               89        72      174        209      321        153       92       54
 Fund shares redeemed...     100
                         ------------------------------------------------------------------------------------
Total Assets............  69,207   43,459   101,936   17,323    199,879   18,087    227,430  187,959  134,052
                         ------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......     100
 Fund shares purchased..               89        72      174        209      321        153       92       54
                         ------------------------------------------------------------------------------------
Total Liabilities.......     100       89        72      174        209      321        153       92       54
                         ------------------------------------------------------------------------------------
NET ASSETS.............. $69,107  $43,370  $101,864  $17,149   $199,670  $17,766   $227,277 $187,867 $133,998
                         ------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 1998
(In thousands)

                                  Bond and  Equity   Inter-  Emerging
                          Equity   Income   Index   national Markets  Variable Variable Variable Variable
                         Variable Variable Variable Variable Variable Account  Account  Account  Account
                         Account  Account  Account  Account  Account     I        II      III       IV
                         --------------------------------------------------------------------------------
ASSETS
Investments:
 Equity Portfolio (617
 shares; cost $16,061).. $18,066
 Bond and Income
 Portfolio (397 shares;
 cost $5,250)...........           $5,282
 Equity Index Portfolio
 (9,370 shares; cost
 $212,820)..............                   $303,187
 International Portfolio
 (9,944 shares; cost
 $153,283)..............                            $157,140
 Emerging Markets
 Portfolio (1,471
 shares; cost $11,689)..                                     $10,072
 Brandes International
 Equity Portfolio (1)
 (140 shares;
 cost $1,454)...........                                               $1,522
 Turner Core Growth
 Portfolio (165 shares;
 cost $2,467)...........                                                        $2,948
 Frontier Capital
 Appreciation Portfolio
 (295 shares;
 cost $4,191)...........                                                                 $4,452
 Enhanced U.S. Equity
 Portfolio (276 shares;
 cost $4,437)...........                                                                          $4,986
Receivables:
 Due from Pacific Life
 Insurance Company......      11       13       161       81      11
 Fund shares redeemed...                                                   23        9       19       32
                         -------------------------------------------------------------------------------
Total Assets............  18,077    5,295   303,348  157,221  10,083    1,545    2,957    4,471    5,018
                         -------------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......                                                   23        9       19       32
 Fund shares purchased..      11       13       161       81      11
                         -------------------------------------------------------------------------------
Total Liabilities.......      11       13       161       81      11       23        9       19       32
                         -------------------------------------------------------------------------------
NET ASSETS.............. $18,066   $5,282  $303,187 $157,140 $10,072   $1,522   $2,948   $4,452   $4,986
                         -------------------------------------------------------------------------------

(1) Formerly named Edinburgh Overseas Equity Portfolio

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                    High             Govern-
                          Money    Yield   Managed     ment              Aggressive  Growth   Equity   Multi-
                          Market    Bond     Bond   Securities  Growth     Equity      LT     Income  Strategy
                         Variable Variable Variable  Variable  Variable   Variable  Variable Variable Variable
                         Account  Account  Account   Account   Account    Account   Account  Account  Account
                        --------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..............  $3,392   $3,403   $5,533      $881   $20,232         $5    $6,250  $18,901  $12,030
                        --------------------------------------------------------------------------------------
Net Investment Income...   3,392    3,403    5,533       881    20,232          5     6,250   18,901   12,030
                        --------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
 Net realized gain
 (loss) from security
 transactions...........      (3)     (87)     663       164    10,581        653     5,163    5,470    3,108
 Net unrealized
 appreciation
 (depreciation) on
 investments............      14   (2,165)   1,408        59   (23,983)     1,132    63,381    9,750    5,144
                        --------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss) on Investments...      11   (2,252)   2,071       223   (13,402)     1,785    68,544   15,220    8,252
                        --------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS RESULTING FROM
OPERATIONS..............  $3,403   $1,151   $7,604    $1,104    $6,830     $1,790   $74,794  $34,121  $20,282
                        --------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                  Bond and  Equity   Inter-   Emerging
                          Equity   Income   Index   national  Markets   Variable Variable Variable Variable
                         Variable Variable Variable Variable  Variable  Account  Account  Account  Account
                         Account  Account  Account  Account   Account      I        II      III       IV
                         ----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..............    $507    $147    $4,853  $11,985      $117      $87      $52     $21      $154
                         ----------------------------------------------------------------------------------
Net Investment Income...     507     147     4,853   11,985       117       87       52      21       154
                         ----------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
 Net realized gain
 (loss) from security
 transactions...........     369      19    11,629    5,435    (1,951)       8       96     (64)      183
 Net unrealized
 appreciation
 (depreciation) on
 investments............   1,989      13    43,404  (10,085)     (935)      72      460      44       366
                         ----------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss) on Investments...   2,358      32    55,033   (4,650)   (2,886)      80      556     (20)      549
                         ----------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS..............  $2,865    $179   $59,886   $7,335   $(2,769)    $167     $608      $1      $703
                         ----------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                      High               Govern-
                           Money     Yield    Managed      ment              Aggressive  Growth    Equity    Multi-
                           Market     Bond      Bond    Securities  Growth     Equity      LT      Income   Strategy
                          Variable  Variable  Variable   Variable  Variable   Variable  Variable  Variable  Variable
                          Account   Account   Account    Account   Account    Account   Account   Account   Account
                          ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
 Net investment income..    $3,392   $3,403     $5,533      $881    $20,232        $5     $6,250   $18,901   $12,030
 Net realized gain
 (loss) from security
 transactions...........        (3)     (87)       663       164     10,581       653      5,163     5,470     3,108
 Net unrealized
 appreciation
 (depreciation) on
 investments............        14   (2,165)     1,408        59    (23,983)    1,132     63,381     9,750     5,144
                          ------------------------------------------------------------------------------------------
Net Increase in Net
Assets Resulting
from Operations.........     3,403    1,151      7,604     1,104      6,830     1,790     74,794    34,121    20,282
                          ------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS
 Transfer of net
 premiums...............   164,872    7,612     13,456     2,186     31,972     4,086     29,295    24,939    14,554
 Transfers--policy
 charges and
 deductions.............    (6,168)  (2,255)    (3,939)     (699)   (10,609)     (969)    (9,146)   (7,949)   (5,260)
 Transfers in (from
 other variable
 accounts)..............   268,634   34,691     52,698    10,097     89,840    20,958     82,877    46,109    13,875
 Transfers out (to other
 variable accounts).....  (399,943) (29,075)   (36,135)   (5,218)   (87,886)  (16,962)   (53,981)  (35,074)  (17,159)
 Transfers--other.......   (13,775)  (2,461)    (4,332)     (742)   (10,466)     (610)    (7,000)   (5,765)   (5,646)
                          ------------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Policy Transactions.....    13,620    8,512     21,748     5,624     12,851     6,503     42,045    22,260       364
                          ------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................    17,023    9,663     29,352     6,728     19,681     8,293    116,839    56,381    20,646
                          ------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Year.......    52,084   33,707     72,512    10,421    179,989     9,473    110,438   131,486   113,352
                          ------------------------------------------------------------------------------------------
End of Year.............   $69,107  $43,370   $101,864   $17,149   $199,670   $17,766   $227,277  $187,867  $133,998
                          ------------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                    Bond and  Equity    Inter-   Emerging
                           Equity    Income   Index    national  Markets   Variable Variable Variable Variable
                          Variable  Variable Variable  Variable  Variable  Account  Account  Account  Account
                          Account   Account  Account   Account   Account      I        II      III       IV
                          ------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
 Net investment income..     $507      $147    $4,853   $11,985     $117       $87      $52      $21     $154
 Net realized gain
 (loss) from security
 transactions...........      369        19    11,629     5,435   (1,951)        8       96      (64)     183
 Net unrealized
 appreciation
 (depreciation) on
 investments............    1,989        13    43,404   (10,085)    (935)       72      460       44      366
                          -----------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations.........    2,865       179    59,886     7,335   (2,769)      167      608        1      703
                          -----------------------------------------------------------------------------------

INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS
 Transfer of net
 premiums...............    2,976     1,056    44,705    28,077    3,183       238      408    1,305    1,358
 Transfers--policy
 charges and
 deductions.............     (633)     (197)  (12,955)   (8,359)    (663)      (62)     (93)    (245)    (156)
 Transfers in (from
 other variable
 accounts)..............   17,627     6,550   108,028    71,891   27,300       749    2,159    1,700    1,697
 Transfers out (to other
 variable accounts).....   (8,527)   (2,820)  (73,002)  (64,225) (25,040)      (97)    (880)  (1,374)    (481)
 Transfers--other.......     (432)     (171)  (10,763)   (6,520)    (355)      (12)     (37)     (44)     111
                          -----------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Policy Transactions.....   11,011     4,418    56,013    20,864    4,425       816    1,557    1,342    2,529
                          -----------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................   13,876     4,597   115,899    28,199    1,656       983    2,165    1,343    3,232
                          -----------------------------------------------------------------------------------

NET ASSETS
Beginning of Year.......    4,190       685   187,288   128,941    8,416       539      783    3,109    1,754
                          -----------------------------------------------------------------------------------
End of Year.............  $18,066    $5,282  $303,187  $157,140  $10,072    $1,522   $2,948   $4,452   $4,986
                          -----------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands)

                                      High               Govern-
                           Money     Yield    Managed      ment              Aggressive  Growth    Equity    Multi-
                           Market     Bond      Bond    Securities  Growth     Equity      LT      Income   Strategy
                          Variable  Variable  Variable   Variable  Variable   Variable  Variable  Variable  Variable
                          Account   Account   Account    Account   Account    Account   Account   Account   Account
                          ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
 Net investment income..    $2,072   $2,559    $3,893       $498    $14,427               $4,656    $7,127    $7,530
 Net realized gain from
 security transactions..        94      454       367         96      6,822      $101      3,899     3,288       695
 Net unrealized
 appreciation
 (depreciation) on
 investments............      (121)    (335)    1,844        306     15,323       230      1,609    16,626     8,279
                          ------------------------------------------------------------------------------------------
Net Increase in Net
Assets Resulting from
Operations..............     2,045    2,678     6,104        900     36,572       331     10,164    27,041    16,504
                          ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS
 Transfer of net
 premiums...............   114,902    6,516    11,008      2,026     28,003     2,091     27,890    20,805    20,699
 Transfers--policy
 charges and
 deductions.............    (4,303)  (1,844)   (2,926)      (587)    (9,059)     (469)    (6,771)   (5,873)   (4,507)
 Transfers in (from
 other variable
 accounts)..............   133,629   17,591    15,603      5,190     61,551    12,131     34,622    27,826     9,864
 Transfers out (to other
 variable accounts).....  (214,125) (15,732)  (11,609)    (4,376)   (46,874)   (7,838)   (39,146)  (18,793)   (5,914)
 Transfers--other.......    (7,489)  (1,439)  (14,668)      (562)   (10,114)     (104)    (5,388)   (5,380)   (2,426)
                          ------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Derived
from Policy
Transactions............    22,614    5,092    (2,592)     1,691     23,507     5,811     11,207    18,585    17,716
                          ------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................    24,659    7,770     3,512      2,591     60,079     6,142     21,371    45,626    34,220
                          ------------------------------------------------------------------------------------------
NET ASSETS
Beginning of Year.......    27,425   25,937    69,000      7,830    119,910     3,331     89,067    85,860    79,132
                          ------------------------------------------------------------------------------------------
End of Year.............   $52,084  $33,707   $72,512    $10,421   $179,989    $9,473   $110,438  $131,486  $113,352
                          ------------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands)

                                       Bond and    Equity    Inter-   Emerging
                            Equity      Income     Index    national  Markets  Variable Variable Variable Variable
                           Variable    Variable   Variable  Variable  Variable Account  Account  Account  Account
                          Account (1) Account (1) Account   Account   Account     I        II      III       IV
                          ----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
 Net investment income..       $30        $11       $7,400    $4,347      $41      $8      $71       $73      $63
 Net realized gain from
 security transactions..        13          5       12,511     4,938      187       2        7        42        7
 Net unrealized
 appreciation
 (depreciation) on
 investments............        16         19       21,545       (62)    (644)     (4)      31       222      201
                          ---------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations.........        59         35       41,456     9,223     (416)      6      109       337      271
                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS
 Transfer of net
 premiums...............       466         56       28,526    26,039    2,039      80      172       656      372
 Transfers--policy
 charges and
 deductions.............       (87)       (13)      (8,168)   (7,142)    (479)    (25)     (28)     (149)     (54)
 Transfers in (from
 other variable
 accounts)..............     4,237        659       51,709    54,246   10,615     408      537     3,409      976
 Transfers out (to other
 variable accounts).....      (438)       (53)     (25,760)  (45,867)  (6,460)     (3)    (163)   (1,636)    (217)
 Transfers--other.......       (47)         1      (25,672)   (4,997)    (162)     (4)     (17)      (51)      (9)
                          ---------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Policy Transactions.....     4,131        650       20,635    22,279    5,553     456      501     2,229    1,068
                          ---------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................     4,190        685       62,091    31,502    5,137     462      610     2,566    1,339
                          ---------------------------------------------------------------------------------------
NET ASSETS
Beginning of Year.......                           125,197    97,439    3,279      77      173       543      415
                          ---------------------------------------------------------------------------------------
End of Year.............    $4,190       $685     $187,288  $128,941   $8,416    $539     $783    $3,109   $1,754
                          ---------------------------------------------------------------------------------------

(1) For the period from January 10, 1997 (commencement of operations) to December 31, 1997.

See Notes to Financial Statements

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES         and liabilities at the date of the
                                           financial statements and the reported
 The Pacific Select Exec Separate          amounts of income and expenses during
Account (the "Separate Account") is        the reporting period. Actual results
registered as a unit investment trust      could differ from those estimates.
under the Investment Company Act of
1940, as amended, and during 1998 was       A. Valuation of Investments
comprised of eighteen subaccounts
called Variable Accounts: the Money         Investments in shares of the Funds
Market Variable Account, the High          are valued at the reported net asset
Yield Bond Variable Account, the           values of the respective portfolios.
Managed Bond Variable Account, the         Valuation of securities held by the
Government Securities Variable             Funds is discussed in the notes to
Account, the Growth Variable Account,      their financial statements.
the Aggressive Equity Variable
Account, the Growth LT Variable             B. Security Transactions
Account, the Equity Income Variable
Account, the Multi-Strategy Variable        Transactions are recorded on the
Account, the Equity Variable Account,      trade date. Realized gains and losses
the Bond and Income Variable Account,      on sales of investments are
the Equity Index Variable Account,         determined on the basis of identified
the International Variable Account,        cost.
the Emerging Markets Variable
Account, and the Variable Accounts I        C. Federal Income Taxes
through IV. The assets in each of the
first fourteen Variable Accounts are        The operations of the Separate
invested in shares of the                  Account will be reported on the
corresponding portfolios of Pacific        Federal income tax return of Pacific
Select Fund and the assets of the          Life, which is taxed as a life
last four Variable Accounts are            insurance company under the
invested in shares of the                  provisions of the Tax Reform Act of
corresponding portfolios of M Fund,        1986. Under current tax law, no
Inc. (collectively, the "Funds").          Federal income taxes are expected to
Each Variable Account pursues              be paid by Pacific Life with respect
different investment objectives and        to the operations of the Separate
policies. The financial statements of      Account.
the Funds, including the schedules of
investments, are either included in        2. DIVIDENDS
Section B of this report or provided
separately and should be read in            During 1998, the Funds declared
conjunction with the Separate              dividends for each portfolio. The
Account's financial statements.            amounts accrued by the Separate
                                           Account for its share of the
 The Separate Account was established      dividends were reinvested in
by Pacific Life Insurance Company          additional full and fractional shares
(formerly named Pacific Mutual Life        of the related portfolio.
Insurance Company--see Note 1 to
Financial Statements of the Fund on        3. CHARGES AND EXPENSES
B-58) on May 12, 1988 and commenced
operations on November 22, 1988.            With respect to variable life
Under applicable insurance law, the        insurance policies funded by the
assets and liabilities of the              Separate Account, Pacific Life makes
Separate Account are clearly               certain deductions from premiums for
identified and distinguished from the      sales load and state premium taxes
other assets and liabilities of            before amounts are allocated to the
Pacific Life. The assets of the            Separate Account. Pacific Life also
Separate Account will not be charged       makes certain deductions from the net
with any liabilities arising out of        assets of each Variable Account for
any other business conducted by            the mortality and expense risks
Pacific Life, but the obligations of       Pacific Life assumes, administrative
the Separate Account, including            expenses, cost of insurance, charges
benefits related to variable life          for optional benefits and any sales
insurance, are obligations of Pacific      and underwriting surrender charges.
Life.                                      The operating expenses of the
                                           Separate Account are paid by Pacific
 The Separate Account held by Pacific      Life.
Life represents funds from individual
flexible premium variable life             4. RELATED PARTY AGREEMENT
policies. The assets of the Separate
Account are carried at market value.        Pacific Mutual Distributors, Inc., a
                                           wholly-owned subsidiary of Pacific
 The preparation of the accompanying       Life, serves as principal underwriter
financial statements requires              of variable life insurance policies
management to make estimates and           funded by interests in the Separate
assumptions that affect the reported       Account, without remuneration from
amounts of assets                          the Separate Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUNDS SHARES

 The investment in the Funds shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). The cost and market value of total Separate Account's investments in the Funds as of December 31, 1998 were as follows (amounts in thousands):

                                                       Variable Accounts
                            --------------------------------------------------------------------------
                                                                   Govern-
                             Money      High Yield    Managed        ment                   Aggressive
                             Market        Bond         Bond      Securities     Growth       Equity
                            --------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year           $52,208      $33,305      $69,581     $10,008      $143,503        $9,176
Add: Total net proceeds
 from policy
 transactions                180,669       23,481       32,416       8,675        56,862        15,473
     Reinvested
      distributions from
      the Funds:
     (a) Net investment
         income                3,392        3,082        4,503         663           214             5
     (b) Net realized gain                    321        1,030         218        20,018
                            --------------------------------------------------------------------------
           Sub-Total         236,269       60,189      107,530      19,564       220,597        24,654
Less: Cost of
 investments disposed
 during the year             167,051       15,055       10,005       2,887        33,430         8,316
                            --------------------------------------------------------------------------
Total cost of
 investments at end of
 year                         69,218       45,134       97,525      16,677       187,167        16,338
Add: Unrealized
 appreciation
 (depreciation)                 (111)      (1,764)       4,339         472        12,503         1,428
                            --------------------------------------------------------------------------
Total market value of
 investments at end of
 year                        $69,107      $43,370     $101,864     $17,149      $199,670       $17,766
                            --------------------------------------------------------------------------

                             Growth       Equity       Multi-                   Bond and       Equity
                               LT         Income      Strategy      Equity       Income        Index
                            --------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year           $99,059     $100,762      $97,141      $4,174          $666      $140,325
Add: Total net proceeds
 from policy
 transactions                 60,881       40,603       16,738      15,633         5,455        84,675
     Reinvested
      distributions from
      the Funds:
     (a) Net investment
         income                  327        1,300        3,405          40           145         3,133
     (b) Net realized gain     5,923       17,601        8,625         467             2         1,720
                            --------------------------------------------------------------------------
           Sub-Total         166,190      160,266      125,909      20,314         6,268       229,853
Less: Cost of
 investments disposed
 during the year              13,674       12,873       13,266       4,253         1,018        17,033
                            --------------------------------------------------------------------------
Total cost of
 investments at end of
 year                        152,516      147,393      112,643      16,061         5,250       212,820
Add: Unrealized
 appreciation                 74,761       40,474       21,355       2,005            32        90,367
                            --------------------------------------------------------------------------
Total market value of
 investments at end of
 year                       $227,277     $187,867     $133,998     $18,066        $5,282      $303,187
                            --------------------------------------------------------------------------

                              Inter-     Emerging
                             national    Markets         I            II          III            IV
                            --------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year          $115,000       $9,098         $544        $762        $2,892        $1,571
Add: Total net proceeds
    from policy
  transactions                47,705        9,932        1,047       1,994         2,546         3,239
     Reinvested
      distributions from
      the Funds:
     (a) Net investment
         income                1,485          117           87          52                         146
     (b) Net realized gain    10,500                                                  21             8
                            --------------------------------------------------------------------------
           Sub-Total         174,690       19,147        1,678       2,808         5,459         4,964
Less: Cost of
 investments disposed
 during the year              21,407        7,458          224         341         1,268           527
                            --------------------------------------------------------------------------
Total cost of
 investments at end of
 year                        153,283       11,689        1,454       2,467         4,191         4,437
Add: Unrealized
 appreciation
 (depreciation)                3,857       (1,617)          68         481           261           549
                            --------------------------------------------------------------------------
Total market value of
 investments at end of
 year                       $157,140      $10,072       $1,522      $2,948        $4,452        $4,986
                            --------------------------------------------------------------------------

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS AND SELECTED ACCUMULATION UNIT ** INFORMATION

 Transactions in Separate Account units for the year ended December 31, 1998 and the selected accumulation unit information as of December 31, 1998 were as follows:

                                                     Variable Accounts
                         -----------------------------------------------------------------------
                                                               Govern-
                            Money     High Yield   Managed       ment                 Aggressive
                           Market        Bond        Bond     Securities    Growth      Equity
                         -----------------------------------------------------------------------
Total units outstanding
 at beginning of year      3,242,630   1,272,728   3,186,015    479,603    4,678,660     840,837
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
  premiums                 9,998,490     280,788     567,458     95,603      858,593     345,960
 (b) Transfers--policy
  charges and deductions    (373,932)    (84,466)   (165,049)   (30,660)    (283,438)    (82,024)
 (c) Transfers in (from
  other variable
  accounts)               16,112,581   1,251,759   2,162,298    411,892    2,206,806   1,764,520
 (d) Transfers out (to
  other variable
  accounts)              (24,064,758) (1,034,962) (1,475,354)  (204,814)  (2,150,435) (1,425,259)
 (e) Transfers--other       (828,850)    (87,604)   (176,871)   (29,124)    (256,086)    (51,258)
                         -----------------------------------------------------------------------
        Sub-Total            843,531     325,515     912,482    242,897      375,440     551,939
                         -----------------------------------------------------------------------
Total units outstanding
 at end of year            4,086,161   1,598,243   4,098,497    722,500    5,054,100   1,392,776
                         -----------------------------------------------------------------------

Accumulation Unit
 Value: At beginning of  -----------------------------------------------------------------------
  year                        $16.06      $26.48      $22.76     $21.73       $38.47      $11.27
        At end of year        $16.91      $27.14      $24.85     $23.74       $39.51      $12.76
                         -----------------------------------------------------------------------
                           Growth       Equity      Multi-                  Bond and     Equity
                             LT         Income     Strategy     Equity       Income      Index
                         -----------------------------------------------------------------------
Total units outstanding
 at beginning of year      5,452,479   3,609,629   3,897,779    365,186       57,616   5,696,188
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
  premiums                 1,193,031     621,209     459,357    229,214       83,678   1,213,083
 (b) Transfers--policy
  charges and deductions    (371,549)   (198,432)   (168,061)   (48,132)     (15,662)   (350,651)
 (c) Transfers in (from
  other variable
  accounts)                3,139,545     984,220     372,455  1,338,126      518,911   2,722,051
 (d) Transfers out (to
  other variable
  accounts)               (2,057,690)   (741,626)   (498,426)  (643,218)    (223,441) (1,831,867)
 (e) Transfers--other       (266,828)   (121,899)   (164,002)   (32,588)     (13,550)   (270,080)
                         -----------------------------------------------------------------------
        Sub-Total          1,636,509     543,472       1,323    843,402      349,936   1,482,536
                         -----------------------------------------------------------------------
Total units outstanding
 at end of year            7,088,988   4,153,101   3,899,102  1,208,588      407,552   7,178,724
                         -----------------------------------------------------------------------

Accumulation Unit
 Value: At beginning of  -----------------------------------------------------------------------
  year                        $20.25      $36.43      $29.08     $11.47       $11.89      $32.88
        At end of year        $32.06      $45.24      $34.37     $14.95       $12.96      $42.23
                         -----------------------------------------------------------------------

                           Inter-      Emerging
                          national     Markets        I           II         III          IV
                         -----------------------------------------------------------------------
Total units outstanding
 at beginning of year      6,224,372     871,397      52,300     59,984      243,373     132,506
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
  premiums                 1,264,542     393,994      21,062     27,463      107,709      92,938
 (b) Transfers--policy
  charges and deductions    (378,357)    (82,543)     (5,624)    (6,243)     (20,099)    (10,607)
 (c) Transfers in (from
  other variable
  accounts)                3,056,270   3,699,775      70,147    145,602      141,760     118,099
 (d) Transfers out (to
  other variable
  accounts)               (2,708,392) (3,409,238)     (8,799)   (56,670)    (125,903)    (23,033)
 (e) Transfers--other       (274,952)    (48,335)     (1,088)    (2,384)      (4,033)     (5,315)
                         -----------------------------------------------------------------------
        Sub-Total            959,111     553,653      75,698    107,768       99,434     172,082
                         -----------------------------------------------------------------------
Total units outstanding
 at end of year            7,183,483   1,425,050     127,998    167,752      342,807     304,588
                         -----------------------------------------------------------------------

Accumulation Unit
 Value: At beginning of  -----------------------------------------------------------------------
  year                        $20.72       $9.66      $10.31     $13.06       $12.77      $13.23
        At end of year        $21.88       $7.07      $11.89     $17.57       $12.99      $16.37
                         -----------------------------------------------------------------------

------
** Accumulation Unit: unit of measure used to calculate the value of a Policy
   Owner's interest in a Variable Account during the accumulation period.

   INDEPENDENT AUDITORS' REPORT
   ----------------------------

   Pacific Life Insurance Company and Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

   DELOITTE & TOUCHE LLP

   Costa Mesa, California
   February 22, 1999

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                             1998      1997
------------------------------------------------------------------------------
                                                            (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                              $13,617.0 $13,938.5
    Equity securities                                          547.5     346.4
  Mortgage loans                                             2,788.7   1,922.1
  Real estate                                                  172.7     192.1
  Policy loans                                               3,901.2   3,769.2
  Short-term investments                                        99.9      83.8
  Other investments                                            948.0     432.4
------------------------------------------------------------------------------
TOTAL INVESTMENTS                                           22,075.0  20,684.5
Cash and cash equivalents                                      150.1     110.4
Deferred policy acquisition costs                              889.7     716.9
Accrued investment income                                      252.3     255.4
Other assets                                                   672.8     636.5
Separate account assets                                     15,844.0  11,605.1
------------------------------------------------------------------------------
TOTAL ASSETS                                               $39,883.9 $34,008.8
------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life, annuity and other investment contract
   deposits                                                $17,973.0 $16,644.5
  Future policy benefits                                     2,131.6   2,133.8
  Short-term and long-term debt                                445.1     253.6
  Other liabilities                                          1,162.2   1,224.5
  Separate account liabilities                              15,844.0  11,605.1
------------------------------------------------------------------------------
TOTAL LIABILITIES                                           37,555.9  31,861.5
------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                       30.0      30.0
  Paid-in capital                                              126.2     120.1
  Retained earnings                                          1,663.5   1,422.0
  Accumulated other comprehensive income -
   Unrealized gain on securities available for sale, net       508.3     575.2
------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                   2,328.0   2,147.3
------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                 $39,883.9 $34,008.8
------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                     Years Ended December 31,
                                                      1998     1997     1996
------------------------------------------------------------------------------
                                                          (In Millions)
REVENUES
Policy fees from universal life, annuity and other
 investment contract deposits                       $  525.3 $  431.2 $  348.6
Insurance premiums                                     514.7    504.3    465.4
Net investment income                                1,293.8  1,225.3  1,087.3
Net realized capital gains                              38.7     85.3     44.0
Commission revenue                                     220.1    146.6     79.6
Other income                                           216.6    181.7    123.1
------------------------------------------------------------------------------
TOTAL REVENUES                                       2,809.2  2,574.4  2,148.0
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life, annuity and
 other investment contract deposits                    880.8    797.8    665.0
Policy benefits paid or provided                       719.5    675.7    652.9
Commission expenses                                    386.1    303.7    233.6
Operating expenses                                     467.8    507.7    316.2
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                          2,454.2  2,284.9  1,867.7
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES               355.0    289.5    280.3
Provision for income taxes                             113.5    113.5    113.7
------------------------------------------------------------------------------

NET INCOME                                          $  241.5 $  176.0 $  166.6
------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                     Accumulated
                                    Common Stock                        Other
                                    ------------- Paid-in Retained  Comprehensive
                                    Shares Amount Capital Earnings     Income      Total
-------------------------------------------------------------------------------------------
                                                        (In Millions)
BALANCES,
 JANUARY 1, 1996                                          $1,151.4     $ 482.0    $1,633.4
Comprehensive income:
  Net income                                                 166.6                   166.6
  Change in unrealized gain on
   securities available for sale,
   net                                                                  (102.8)     (102.8)
                                                                                  --------
Total comprehensive income                                                            63.8
-------------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1996                                         1,318.0       379.2     1,697.2
Comprehensive income:
  Net income                                                 176.0                   176.0
  Change in unrealized gain on
   securities available for sale,
   net                                                                   196.0       196.0
                                                                                  --------
Total comprehensive income                                                           372.0
Issuance of partnership units by
 affiliate                                        $ 85.1                              85.1
Initial member capitalization
 of Pacific Mutual Holding Company                            (2.0)                   (2.0)
Issuance of common stock             0.6   $30.0    35.0     (65.0)
Dividend paid to parent                                       (5.0)                   (5.0)
-------------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1997                   0.6    30.0   120.1   1,422.0       575.2     2,147.3
Comprehensive income:
  Net income                                                 241.5                   241.5
  Change in unrealized gain on
   securities available for sale,
   net                                                                   (66.9)      (66.9)
                                                                                  --------
Total comprehensive income                                                           174.6
Issuance of partnership units by
 affiliate                                           6.1                               6.1
-------------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1998                   0.6   $30.0  $126.2  $1,663.5     $ 508.3    $2,328.0
-------------------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Years Ended December 31,
                                                  1998       1997       1996
--------------------------------------------------------------------------------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $   241.5  $   176.0  $   166.6
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Amortization on fixed maturities                  (39.4)     (26.6)     (45.2)
  Depreciation and other amortization                26.0       38.3       43.8
  Deferred income taxes                             (20.6)     (14.4)     (49.8)
  Net realized capital gains                        (38.7)     (85.3)     (44.0)
  Net change in deferred policy acquisition
   costs                                           (172.8)    (185.4)    (140.4)
  Interest credited to universal life, annuity
   and other investment contract deposits           880.8      797.8      665.0
Change in accrued investment income                   3.1      (52.9)      (3.7)
Change in future policy benefits                     (2.2)    (372.7)      62.3
Change in other assets and liabilities               99.4      577.4      158.1
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES           977.1      852.2      812.7
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                      (4,302.3)  (6,272.3)  (4,525.0)
  Sales                                           2,201.9    2,224.1    2,511.0
  Maturities and repayments                       2,196.1    2,394.6    1,184.7
Repayments of mortgage loans                        334.9      179.3      220.4
Proceeds from sales of mortgage loans and real
 estate                                              43.3      104.4       14.5
Purchases of mortgage loans and real estate      (1,246.3)    (643.7)    (414.3)
Distributions from partnerships                     119.5       91.6       78.8
Change in policy loans                             (132.0)    (637.4)    (338.5)
Change in short-term investments                    (16.1)     (17.7)      37.2
Other investing activity, net                      (564.2)      43.5     (144.5)
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (1,365.2)  (2,533.6)  (1,375.7)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Years Ended December 31,
(Continued)                                     1998       1997       1996
------------------------------------------------------------------------------
                                                      (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $ 4,007.0  $ 4,373.6  $ 2,105.0
  Withdrawals                                  (3,770.7)  (2,667.3)  (1,756.6)
Net change in short-term debt                     191.5        8.5       42.5
Repayment of long-term debt                                  (25.0)      (5.0)
Initial capitalization of Pacific Mutual
 Holding Company                                              (2.0)
Dividend paid to parent                                       (5.0)
------------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES         427.8    1,682.8      385.9
------------------------------------------------------------------------------
Net change in cash and cash equivalents            39.7        1.4     (177.1)
Cash and cash equivalents, beginning of year      110.4      109.0      286.1
------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR        $   150.1  $   110.4  $   109.0
------------------------------------------------------------------------------

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisition of an insurance block of business in 1997, as discussed in Note 5, the following assets and liabilities were assumed:

          Cash                                            $1,215.9
          Policy loans                                       440.3
          Other assets                                        43.4
                                                          --------
            Total assets assumed                          $1,699.6
                                                          --------
          Policyholder account values                     $1,693.8
          Other liabilities                                    5.8
                                                          --------
            Total liabilities assumed                     $1,699.6
                                                          --------

-------------------------------------------------------------------------------
SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion in 1997, as discussed in Note 1, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.
-------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid                             $127.9     $153.0     $189.6
Interest paid                                 $ 24.0     $ 26.1     $ 27.3
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   CONVERSION TO MUTUAL HOLDING COMPANY STRUCTURE

   Pursuant to consent received from the Insurance Department of the State of California, Pacific Mutual Life Insurance Company ("Pacific Mutual") implemented a plan of conversion to form a mutual holding company structure (the "Conversion") on September 1, 1997. The Conversion created Pacific LifeCorp, an intermediate stock holding company and Pacific Mutual Holding Company ("PMHC"), a mutual holding company. Pacific Mutual was converted to a stock life insurance company and renamed Pacific Life Insurance Company ("Pacific Life"). Under their respective charters, PMHC must always own at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in PMHC, consisting principally of the right to vote on the election of the Board of Directors of PMHC and on other matters, and certain rights upon liquidation or dissolution of PMHC.

   As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

   DESCRIPTION OF BUSINESS

   Pacific Life was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life conducts business in every state except New York.

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Life provides a variety of group employee benefits, broker-dealer operations and investment management and advisory services.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its wholly-owned insurance subsidiaries, PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its wholly-owned noninsurance subsidiaries, Pacific Asset Management LLC ("PAM"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc. and Pacific Mezzanine Associates, L.L.C. (50% owned). All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).

   PAM was initially capitalized on December 31, 1997, when Pacific Life completed a subsidiary restructuring in which all the assets and liabilities of Pacific Financial Asset Management Corporation ("PFAMCo") were contributed into this newly formed limited liability company. PFAMCo was then merged into Pacific Life. On October 30, 1997, Pacific Corinthian Life Insurance Company ("PCL"-Note 4), a wholly-owned insurance subsidiary, was merged into Pacific Life, with Pacific Life as the surviving entity.

   NEW ACCOUNTING PRONOUNCEMENTS

   During 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and SFAS No. 132, "Employers' Disclosures about Pensions and Other
   Postretirement Benefits."

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   SFAS No. 130 established standards for the reporting and display of comprehensive income and its components in financial statements (Note 11). SFAS No. 131 established standards for the way information about operating segments is reported in financial statements. It also established standards for related disclosures about products and services, geographic areas and major customers (Note 13). SFAS No. 132 standardized disclosure requirements for employers' pensions and other retiree benefits (Note 14). Adoption of these accounting standards did not have a significant impact on the consolidated financial position or results of operations of the Company.

   On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or results of operations of the Company.

   In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 is effective for fiscal years beginning after June 15, 1999. SFAS No. 133 establishes accounting and reporting standards for derivative instruments and hedging activities. The Company currently plans to adopt SFAS No. 133 on January 1, 2000. The impact on the consolidated financial position or results of operations of the Company due to the adoption of this statement has not yet been determined.

   In March 1998, the AICPA issued SOP 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized. The Company currently plans to adopt SOP 98-1 on January 1, 1999. The adoption is not expected to have a significant impact on the consolidated financial position or results of operations of the Company.

   INVESTMENTS

   Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income tax and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. Trading securities, which are included in short-term investments, are reported at estimated fair value with unrealized gains and losses included in net realized capital gains on the accompanying consolidated statements of operations.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income on the accompanying consolidated statements of operations.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized capital gains on the accompanying consolidated statements of operations.

   Short-term investments are carried at estimated fair value and include all trading securities.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity on the accompanying consolidated statements of financial condition, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are included in net realized capital gains on the accompanying consolidated statements of operations.

   Mortgage loans and policy loans are stated at unpaid principal balances.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

   On November 15, 1994, certain of the Company's investment management and advisory subsidiaries entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. The Company's beneficial ownership in PIMCO Advisors was approximately 42% prior to this transaction and 31% as of December 31, 1997. During 1998, the Company increased its investment in PIMCO Advisors to reflect its pro rata share of the increase to PIMCO Advisors partners' capital due to the issuance of additional partnership units. For the year ended December 31, 1998, there was a direct increase to the Company's stockholder's equity of $6.1 million. During 1998, the Company also acquired the beneficial ownership of additional partnership units which increased its ownership to 33% as of December 31, 1998. Deferred taxes resulting from these transactions have been included in the accompanying consolidated financial statements. The Company's investment in PIMCO Advisors, which is included in other investments on the accompanying consolidated statements of financial condition, is accounted for using the equity method.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1998, 1997 and 1996, net amortization of deferred policy acquisition costs included in commission expenses amounted to $73.0 million, $50.2 million and $42.6 million, respectively, and included in operating expenses amounted to $33.5 million, $29.4 million and $27.4 million, respectively, on the accompanying consolidated statements of operations.

   PRESENT VALUE OF FUTURE PROFITS

   In connection with the rehabilitation of First Capital Life Insurance Company ("FCL"-Note 4), an asset was established which represented the present value of estimated future profits of the acquired business. The future profits were discounted to provide an appropriate rate of return and were amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1997 and 1996 amounted to $16.1 million and $24.2 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

   Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4.0% to 8.4% during 1998, 1997 and 1996.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 1998, 1997 and 1996. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided on the accompanying consolidated statements of operations.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1998 and 1997, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

   REVENUES AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is generally recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. Prior to 1998, Pacific Life was subject to an equity tax calculated by a prescribed formula that incorporated a differential earnings rate between stock and mutual life insurance companies. In December 1998, the Internal Revenue Service released Revenue Ruling 99-3 which exempts Pacific Life from this tax for taxable years beginning in 1998. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments disclosed in Notes 6 and 7 has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   BUSINESS RISKS

   The Company operates in a business environment that is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, credit risk, and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 1998 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS

   The following are reconciliations of statutory capital and surplus and statutory net income for Pacific Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                          December 31,
                                                          1998      1997
                                                        ------------------
                                                          (In Millions)
         Statutory capital and surplus                  $1,157.4  $  944.8
           Deferred policy acquisition costs               908.0     730.7
           Unrealized gain on securities available for
            sale, net                                      508.3     575.2
           Deferred income tax                             307.1     289.2
           Asset valuation reserve                         298.7     252.4
           Non admitted assets                              40.4      25.2
           Subsidiary equity                                26.5      60.4
           Surplus notes                                  (149.6)   (149.6)
           Insurance and annuity reserves                 (654.4)   (511.5)
           Other                                          (114.4)    (69.5)
                                                        ------------------
         Stockholder's equity as reported herein        $2,328.0  $2,147.3
                                                        ------------------

                                                 Years Ended December 31,
                                                  1998     1997      1996
                                                --------------------------
                                                       (In Millions)
         Statutory net income                   $ 187.6  $ 121.5    $113.1
           Deferred policy acquisition costs      177.3    160.4     111.2
           Interest maintenance reserve            24.1      7.6       3.8
           Deferred income tax                     17.9     41.2      70.9
           Net realized gain (loss) on trading
            securities                              9.2     (5.8)    (11.6)
           Earnings of subsidiaries               (32.8)   (40.6)    (33.0)
           Insurance and annuity reserves        (145.1)  (107.0)    (91.3)
           Other                                    3.3     (1.3)      3.5
                                                --------------------------
         Net income as reported herein          $ 241.5  $ 176.0    $166.6
                                                --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by comparing it to the risk-based capital as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1998 and 1997, Pacific Life and PM Group exceeded the minimum risk-based capital requirements.

   CODIFICATION

   In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the states of California and Arizona will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to its parent in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1998 statutory results, Pacific Life could pay approximately $240.9 million in dividends in 1999 without prior approval. No dividends were paid during 1998.

   Extraordinary dividends to Pacific Life from PM Group are subject to regulatory restrictions and approvals by the Insurance Department of the State of Arizona, PM Group's state of domicile. The maximum amount of ordinary dividends that can be paid by PM Group without restriction cannot exceed the lesser of 10% of surplus as regards policyholders, or the statutory net gain from operations. PM Group received approval to pay dividends of $14 million and $25 million for the years ended December 31, 1997 and 1996 of which $8 million and $18 million, respectively, were considered extraordinary. No dividends were paid during 1998.

   PERMITTED PRACTICE

   As discussed in Note 1, the Company beneficially owns approximately 33% of the outstanding General and Limited Partner units in PIMCO Advisors L.P. as of December 31, 1998. Net cash distributions received on these units are recorded as income as permitted by the Insurance Department of the State of California for statutory accounting purposes.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the "Closed Block"), was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets of Pacific Life have been allocated to the Closed Block in an amount that produces cash flows, which, together with anticipated revenues, are expected to be sufficient to support the policies. Pacific Life is not

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. CLOSED BLOCK (Continued)

   required to support the payment of dividends on these policies from its general funds. The Closed Block will continue in effect until either the last policy is no longer in force, or the dissolution of the Closed Block. Total assets of $311.6 million and $316.2 million and total liabilities of $352.8 million and $356.0 million for the Closed Block are included in other assets and other liabilities, respectively, on the accompanying consolidated statements of financial condition as of December 31, 1998 and 1997, respectively. The contribution to income from the Closed Block of $5.1 million and $5.7 million, consisting of net revenues and expenses generated by the Closed Block, is included in other income on the accompanying consolidated statements of operations for the years ended December 31, 1998 and 1997, respectively.

4. REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

   On September 30, 1997, PCL completed the rehabilitation of FCL pursuant to a five-year rehabilitation plan approved by the California Superior Court and the Insurance Department of the State of California (the "Rehabilitation Plan"). Under the terms of the Rehabilitation Plan, FCL's insurance policies in force, primarily individual annuities and universal life insurance, were restructured and assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement. On October 30, 1997, PCL was merged into Pacific Life, with Pacific Life as the surviving entity.

5. ACQUISITION OF INSURANCE BLOCKS OF BUSINESS

   On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation ("Confederation Life"), which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of approximately $1.7 billion. The assets received as part of this acquisition amounted to approximately $1.2 billion in cash and approximately $0.4 billion in policy loans. This block is primarily non-leveraged COLI.

   The remaining cost of acquiring this business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $36.5 million and $43.4 million as of December 31, 1998 and 1997, respectively, and is included in deferred policy acquisition costs on the accompanying consolidated statements of financial condition. Amortization of this asset for the years ended December 31, 1998 and 1997 was $7.7 million and $0.9 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations.

   In January 1999, Pacific Life signed a definitive agreement to acquire a payout annuity block of business from Confederation Life. This block of business consists of approximately 18,000 policies, having reserves amounting to approximately $2.0 billion. The transaction is subject to various regulatory and Court approvals and is anticipated to close during 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES

   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                 Gross Unrealized
                                       Amortized ----------------- Estimated
                                         Cost     Gains    Losses  Fair Value
                                       --------------------------------------
                                                   (In Millions)
    Securities Available for Sale:
    -----------------------------
    As of December 31, 1998:
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    94.0 $   24.9          $   118.9
    Obligations of states, political
     subdivisions and foreign govern-
     ments                                 726.0    118.0 $   16.1     827.9
    Corporate securities                 7,766.0    438.0    122.4   8,081.6
    Mortgage-backed and asset-backed
     securities                          4,391.7    139.6     52.9   4,478.4
    Redeemable preferred stock             104.0     11.3      5.1     110.2
                                       -------------------------------------
    Total fixed maturity securities    $13,081.7 $  731.8 $  196.5 $13,617.0
                                       -------------------------------------
    Total equity securities            $   364.4 $  202.6 $   19.5 $   547.5
                                       -------------------------------------
    Securities Available for Sale:
    -----------------------------
    As of December 31, 1997:
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    85.4 $   17.5          $   102.9
    Obligations of states, political
     subdivisions and foreign govern-
     ments                                 730.2     89.4 $    3.0     816.6
    Corporate securities                 7,658.6    594.3     72.7   8,180.2
    Mortgage-backed and asset-backed
     securities                          4,597.2    147.1     15.5   4,728.8
    Redeemable preferred stock             102.3     10.3      2.6     110.0
                                       -------------------------------------
    Total fixed maturity securities    $13,173.7 $  858.6 $   93.8 $13,938.5
                                       -------------------------------------
    Total equity securities            $   226.4 $  122.5 $    2.5 $   346.4
                                       -------------------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)

   The amortized cost and estimated fair value of fixed maturity securities as of December 31, 1998, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized Estimated
                                                      Cost    Fair Value
                                                    --------------------
                                                       (In Millions)
         Securities Available for Sale:
         ------------------------------
         Due in one year or less                    $   479.8 $   482.6
         Due after one year through five years        3,131.7   3,236.6
         Due after five years through ten years       2,923.1   3,033.4
         Due after ten years                          2,155.4   2,386.0
                                                    -------------------
                                                      8,690.0   9,138.6
         Mortgage-backed and asset-backed securi-
          ties                                        4,391.7   4,478.4
                                                    -------------------
         Total                                      $13,081.7 $13,617.0
                                                    -------------------

   Gross gains of $110.6 million, $69.1 million and $89.3 million and gross losses of $35.9 million, $32.9 million and $29.9 million on securities available for sale were realized during 1998, 1997 and 1996, respectively.

   Major categories of investment income are summarized as follows:

                                               Years Ended December 31,
                                                1998     1997     1996
                                             ---------------------------
                                                  (In Millions)
        Fixed maturity securities            $  915.9 $  925.4  $  820.7
        Equity securities                        17.5     12.8      17.8
        Mortgage loans                          174.6    129.5     109.4
        Real estate                              38.1     53.6      51.3
        Policy loans                            154.5    137.1     113.0
        Other                                   100.2     75.5      82.6
                                             ---------------------------
          Gross investment income             1,400.8  1,333.9   1,194.8
        Investment expense                      107.0    108.6     107.5
                                             ---------------------------
          Net investment income              $1,293.8 $1,225.3  $1,087.3
                                             ---------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                             December 31,
                                         1998     1997    1996
                                        ------------------------
                                            (In Millions)
        Available for sale securities:
          Fixed maturity                $(229.5) $223.5  $(168.6)
          Equity                           63.1    85.7      6.3
                                        ------------------------
        Total                           $(166.4) $309.2  $(162.3)
                                        ------------------------

        Trading securities:
          Fixed maturity                $  (2.5) $ (1.1) $  (0.5)
          Equity                                             0.2
                                        ------------------------
        Total                           $  (2.5) $ (1.1) $  (0.3)
                                        ------------------------

   As of December 31, 1998 and 1997, investments in fixed maturity securities with a carrying value of $13.0 million and $14.4 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

   No investment, aggregated by issuer, exceeded 10% of total stockholder's equity as of December 31, 1998.

7. FINANCIAL INSTRUMENTS

   The estimated fair values of the Company's financial instruments are as follows:

                                       December 31, 1998    December 31, 1997
                                      -------------------- --------------------
                                      Carrying  Estimated  Carrying  Estimated
                                       Amount   Fair Value  Amount   Fair Value
                                      ----------------------------------------
                                                    (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 6)            $14,164.5 $14,164.5  $14,284.9 $14,284.9
      Mortgage loans                    2,788.7   2,911.2    1,922.1   1,990.9
      Policy loans                      3,901.2   3,901.2    3,769.2   3,769.2
      Cash and cash equivalents           150.1     150.1      110.4     110.4
      Derivative financial
       instruments:
        Interest rate floors, caps,
         options and swaptions             67.9      67.9       22.9      22.9
        Interest rate swap contracts                             0.5       0.5
        Foreign currency derivatives      108.2     108.2        4.1       4.1
    Liabilities:
      Guaranteed interest contracts     5,665.3   5,751.0    3,982.0   4,035.7
      Deposit liabilities                 599.9     626.7      733.5     737.4
      Annuity liabilities               1,448.0   1,430.1    1,883.5   1,872.6
      Short-term debt                     295.5     295.5      104.0     104.0
      Surplus notes                       149.6     176.0      149.6     164.7
      Derivative financial
       instruments:
        Options written                                          1.6       1.6
        Interest rate swap contracts       23.3      23.3
        Asset swap contracts                3.6       3.6       12.6      12.6
        Credit default and total
         return swaps                       9.1       9.1        4.0       4.0

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1998 and 1997:

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values.

   CASH AND CASH EQUIVALENTS

   The carrying amounts of these items are a reasonable estimate of their fair values.

   DERIVATIVE FINANCIAL INSTRUMENTS

   Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)

   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:

                                    Balance               Terminations Balance
                                   Beginning                  and        End
                                    of Year  Acquisitions  Maturities  of Year
                                   --------------------------------------------
                                                  (In Millions)
    December 31, 1998:
    -----------------
      Interest rate floors, caps,
       options and swaptions       $2,730.0    $  160.6     $  237.6   $2,653.0
      Interest rate swap
       contracts                    2,026.1       960.8        378.3    2,608.6
      Asset swap contracts             67.4        30.3         34.5       63.2
      Credit default and total
       return swaps                   288.5       771.5        410.4      649.6
      Financial futures contracts     214.1     4,108.4      3,713.6      608.9
      Foreign currency
       derivatives                    207.0       959.4         35.2    1,131.2

    December 31, 1997:
    -----------------
      Interest rate floors, caps,
       options and swaptions        4,538.2     1,644.2      3,452.4    2,730.0
      Interest rate swap
       contracts                      988.3     1,356.0        318.2    2,026.1
      Asset swap contracts             30.0        47.4         10.0       67.4
      Credit default and total
       return swaps                   356.5        98.9        166.9      288.5
      Financial futures contracts     609.2     3,930.6      4,325.7      214.1
      Foreign currency
       derivatives                     41.4       217.0         51.4      207.0

   Interest Rate Floors, Caps, Options and Swaptions
   -------------------------------------------------

   The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities in the accompanying consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income in the accompanying consolidated statements of operations over the term of the agreement. Interest rate floors and caps, options and swaptions mature during the years 1999 through 2017.

   Interest Rate Swap Contracts
   ----------------------------

   The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during the years 1999 through 2021.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)


   Asset Swap Contracts
   --------------------

   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during the years 2000 through 2005.

   Credit Default and Total Return Swaps
   -------------------------------------

   The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Credit default and total return swaps mature during the years 1999 through 2028.

   Financial Futures Contracts
   ---------------------------

   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives
   ----------------------------

   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during the years 1999 through 2013.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 7.FINANCIAL INSTRUMENTS (Continued)

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market values.

   SURPLUS NOTES

   The estimated fair value of surplus notes is based on market quotes.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to 401(k) plans totaling $1.6 billion as of December 31, 1998, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

8. UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

   The detail of universal life, annuity and other investment contract deposit liabilities is as follows:

                                               December 31,
                                              1998      1997
                                            -------------------
                                               (In Millions)
          Universal life                    $10,218.0 $10,012.0
          Annuity                             1,429.0   1,817.4
          Other investment contract depos-
           its                                6,326.0   4,815.1
                                            -------------------
                                            $17,973.0 $16,644.5
                                            -------------------

   The detail of universal life, annuity and other investment contract deposits policy fees and interest credited net of reinsurance ceded is as follows:

                                            Years Ended December 31,
                                             1998     1997     1996
                                           --------------------------
                                                 (In Millions)
          Policy fees:
            Universal life                 $  439.9 $  377.5 $  318.4
            Annuity                            82.1     50.3     26.6
            Other investment contract de-
             posits                             3.3      3.4      3.6
                                           --------------------------
          Total policy fees                $  525.3 $  431.2 $  348.6
                                           --------------------------
          Interest credited:
            Universal life                 $  440.8 $  368.2 $  284.3
            Annuity                            79.8    116.8    138.7
            Other investment contract de-
             posits                           360.2    312.8    242.0
                                           --------------------------
          Total interest credited          $  880.8 $  797.8 $  665.0
                                           --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  SHORT-TERM AND LONG-TERM DEBT

    Pacific Life borrows for short-term needs by issuing commercial paper. Principal of $234.9 million and interest payable of $0.6 million was outstanding as of December 31, 1998, bearing an average interest rate of 5.22%, and was repaid in January 1999. There was no commercial paper debt outstanding as of December 31, 1997. Pacific Life has a revolving credit facility available of $350 million as of December 31, 1998 and 1997. There was no debt outstanding under the revolving credit facility as of December 31, 1998 and 1997.

    PAM had bank borrowings outstanding of $60 million and $104 million as of December 31, 1998 and 1997, respectively. The interest rate averaged 5.8%, 5.8% and 5.6% for the years ended December 31, 1998, 1997 and 1996, respectively. Outstanding debt is due and payable in 1999 and subject to renewal. The borrowing limit for PAM as of December 31, 1998 and 1997 was $200 million.

    Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1998, 1997 and 1996 and is included in net investment income on the accompanying consolidated statements of operations.

10. INCOME TAXES

    The Company accounts for income taxes using the liability method. The deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new tax law is enacted. Recording the effects of a change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

   The provision for income taxes is as follows:

                   Years Ended December 31,
                    1998      1997      1996
                  ----------------------------
                        (In Millions)
        Current   $  134.1  $  127.9  $  163.5
        Deferred     (20.6)    (14.4)    (49.8)
                  ----------------------------
                  $  113.5  $  113.5  $  113.7
                  ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (Continued)

    The sources of the Company's provision for deferred taxes are as follows:

                                               Years Ended December 31,
                                                1998      1997      1996
                                              ----------------------------
                                                    (In Millions)
        Non deductible reserves               $   28.2  $  (27.6) $   (6.4)
        Duration hedging                          20.8      (2.6)    (14.9)
        Partnership income                        20.8
        Deferred policy acquisition costs        (12.6)    (18.0)      2.1
        Investment valuation                     (24.5)      3.9      (7.3)
        Policyholder reserves                    (29.5)     20.1     (28.5)
        Other                                     (2.6)      9.8       5.2
                                              ----------------------------
        Deferred taxes from operations             0.6     (14.4)    (49.8)
        Release of subsidiary deferred taxes     (21.2)
                                              ----------------------------
        Deferred tax provision                $  (20.6) $  (14.4) $  (49.8)
                                              ----------------------------

   The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                  Years Ended December 31,
                                                   1998      1997      1996
                                                 ----------------------------
                                                       (In Millions)
        Income taxes at the statutory rate       $  124.2  $  101.3  $   98.1
          Equity tax                                 (5.0)      5.0      16.3
          Amortization of intangibles on equity
           method investments                         4.3       7.6       6.5
          Non-taxable investment income              (3.6)     (2.6)     (2.1)
          Other                                      (6.4)      2.2      (5.1)
                                                 ----------------------------
        Provision for income taxes               $  113.5  $  113.5  $  113.7
                                                 ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (Continued)

    The net deferred tax liability is comprised of the following tax effected temporary differences:

                                                          December 31,
                                                         1998     1997
                                                        ----------------
                                                         (In Millions)
        Policyholder reserves                           $ 254.3  $ 224.8
        Investment valuation                               44.7     20.2
        Deferred compensation                              33.7     25.9
        Dividends                                           7.6      7.7
        Non deductible reserves                             5.9     34.1
        Depreciation                                       (2.4)    (2.5)
        Duration hedging                                   (8.5)    12.3
        Deferred policy acquisition costs                 (13.3)   (25.9)
        Partnership income                                (20.8)
        Other                                              (1.4)     3.8
                                                        ----------------
        Deferred taxes from operations                    299.8    300.4
        Deferred taxes assumed in acquisition of
         subsidiary                                         4.8
        Issuance of partnership units by affiliate        (74.9)   (47.9)
        Unrealized gain on securities available for
         sale                                            (272.3)  (307.8)
                                                        ----------------
        Net deferred tax liability                      $ (42.6) $ (55.3)
                                                        ----------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. COMPREHENSIVE INCOME

    The Company displays comprehensive income and its components in the accompanying consolidated statements of stockholder's equity and the note herein. The Company's only component of other comprehensive income, unrealized gain (loss) on securities available for sale, is shown net of reclassification adjustments, as defined by SFAS No. 130, and net of income tax in the accompanying consolidated statements of stockholder's equity. The disclosure of the gross components of other comprehensive income is as follows:

                                                             Years Ended December 31,
                                                             1998     1997       1996
                                                           ----------------------------
                                                                 (In Millions)
        Calculation of Holding Gain (Loss):
        -----------------------------------
          Gross holding gain (loss) on
           securities available for sale                   $ (13.4)  $ 338.2   $  (75.7)
          Tax (expense) benefit                                4.5    (117.1)      26.5
                                                           ----------------------------
          Holding gain (loss) on securities
           available for sale, net of tax                  $  (8.9)  $ 221.1   $  (49.2)
                                                           ----------------------------

        Calculation of Reclassification Adjustment:
        ------------------------------------------
          Realized gain on sale of securities
           available for sale                              $  89.3   $  38.9   $   82.6
          Tax expense                                        (31.3)    (13.8)     (29.0)
                                                           ----------------------------
          Reclassification adjustment, net of tax          $  58.0   $  25.1   $   53.6
                                                           ----------------------------

        Amounts Reported in Other Comprehensive Income:
        ----------------------------------------------
          Holding gain (loss) on securities
           available for sale, net of tax                  $  (8.9)  $ 221.1   $  (49.2)
          Less reclassification adjustment, net of tax        58.0      25.1       53.6
                                                           ----------------------------
          Net unrealized gain (loss) recognized
           in other comprehensive income                   $ (66.9)  $ 196.0   $ (102.8)
                                                           ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. REINSURANCE

    The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                     December 31,
                                                  1998           1997
                                                -----------------------
                                                     (In Millions)
      Reinsured universal life deposits         $ (46.0)        $(39.6)
      Future policy benefits                      108.9           92.2
      Unpaid claims                                12.5           14.0
      Paid claims                                  24.3           10.2

    As of December 31, 1998, 79% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

    Revenues and benefits are shown net of the following reinsurance transactions:

                                                                Years Ended December 31,
                                                                1998        1997      1996
                                                            -------------------------------
                                                                      (In Millions)
      Ceded reinsurance netted against insurance premiums      $ 82.7     $ 70.7     $ 44.3
      Assumed reinsurance included in insurance premiums         17.2       18.1       17.8
      Ceded reinsurance netted against policy fees               65.0       77.5       71.0
      Ceded reinsurance netted against net investment income    203.3      204.9      192.5
      Ceded reinsurance netted against interest credited        162.8      165.8      155.2
      Ceded reinsurance netted against policy benefits          121.3       93.4       56.7
      Assumed reinsurance included in policy benefits            17.7       12.7        9.9

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. SEGMENT INFORMATION

    The Company's six operating segments are Individual Insurance, Institutional Products Group, Annuities, Group Employee Benefits, Broker-Dealers and Investment Management. These segments have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

    The Individual Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group. The Institutional Products Group segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team. The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers ("NASD") firms, and regional and national wirehouses.

    The Group Employee Benefits segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators. The Broker-Dealers segment includes five NASD registered firms that provide securities and affiliated insurance brokerage services and investment advisory services through more than 3,100 registered representatives. The Investment Management segment is primarily comprised of the Company's investment in PIMCO Advisors (Note 1). PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

    Corporate and Other primarily includes investment income, expenses and assets not attributable to the major segments and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

    The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and capital gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The income tax provision is allocated based on each segment's actual tax liability.

    Intersegment revenues include commissions paid by the Individual Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Investment Management segment assets have been reduced by an intersegment note payable of $110 million as of December 31, 1998. The related intersegment note receivable is included in Corporate and Other segment assets.

    The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

    Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant non cash item is interest credited to universal life, annuity and other investment contract deposits and is disclosed herein.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. SEGMENT INFORMATION (Continued)


    Financial information for each of the business segments is as follows:

                                     Institutional             Group
                          Individual   Products               Employee Broker- Investment Corporate
                          Insurance      Group     Annuities  Benefits Dealers Management and Other    Total
                          ------------------------------------------------------------------------------------
External customers and                                      (In Millions)
 other revenue
 December 31, 1998        $   414.6    $    43.3   $  124.0    $521.2  $236.1    $ 17.1   $   17.4   $ 1,373.7
 December 31, 1997            379.2         61.6       83.3     480.6   154.0      21.8        3.2     1,183.7
 December 31, 1996            335.4         36.8       41.4     431.7    82.2      22.2        5.7       955.4
Intersegment revenues
 December 31, 1998                                                      185.3               (185.3)          -
 December 31, 1997                                                      143.3               (143.3)          -
 December 31, 1996                                                       98.0                (98.0)          -
Net investment income
 December 31, 1998            565.7        565.5       88.6      23.1     0.9       8.0       42.0     1,293.8
 December 31, 1997            485.2        509.6      149.4      24.9     0.8       6.2       49.2     1,225.3
 December 31, 1996            404.1        465.5      149.6      21.9     0.8       4.8       40.6     1,087.3
Net realized capital
 gains (losses)
 December 31, 1998              3.4        (13.6)       4.6       1.7               4.0       38.6        38.7
 December 31, 1997              9.8         12.8        0.6       2.0              20.8       39.3        85.3
 December 31, 1996              5.7          5.0       (4.5)      2.3               1.1       34.4        44.0
Net income of equity
 method investees
 December 31, 1998                                                                103.0                  103.0
 December 31, 1997                                                                 80.1                   80.1
 December 31, 1996                                                                 61.3                   61.3
Total revenues
 December 31, 1998            983.7        595.2      217.2     546.0   422.3     132.1      (87.3)    2,809.2
 December 31, 1997            874.2        584.0      233.3     507.5   298.1     128.9      (51.6)    2,574.4
 December 31, 1996            745.2        507.3      186.5     455.9   181.0      89.4      (17.3)    2,148.0

Segment profit (loss)
 before income tax
 provision
 December 31, 1998            151.1         74.6       34.1      10.3     9.9      60.1       14.9       355.0
 December 31, 1997            132.4         98.3       23.5      28.8     6.4      24.6      (24.5)      289.5
 December 31, 1996            109.3         80.7      (16.5)     26.3     4.3      34.1       42.1       280.3
Income tax provision
 (benefit)
 December 31, 1998             52.6         21.2       11.3       2.9     4.5       2.1       18.9       113.5
 December 31, 1997             55.8         33.9        9.4       9.1     2.7      10.1       (7.5)      113.5
 December 31, 1996             44.8         27.5       (0.4)      6.2     1.8      21.5       12.3       113.7
Segment net income
 (loss)
 December 31, 1998             98.5         53.4       22.8       7.4     5.4      58.0       (4.0)      241.5
 December 31, 1997             76.6         64.4       14.1      19.7     3.7      14.5      (17.0)      176.0
 December 31, 1996             64.5         53.2      (16.1)     20.1     2.5      12.6       29.8       166.6

Interest credited on
 universal life, annuity
 and other investment
 contract deposits
 December 31, 1998            449.6        354.1       71.0                                    6.1       880.8
 December 31, 1997            378.8        299.8      106.2                                   13.0       797.8
 December 31, 1996            290.3        232.9      132.8                                    9.0       665.0

Segment assets
 As of December 31, 1998   14,578.2     15,221.0    8,384.2     361.1    55.8     267.3    1,016.3    39,883.9
 As of December 31, 1997   13,426.7     12,241.7    6,310.8     368.6    52.4     305.4    1,303.2    34,008.8

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS

    PENSION PLANS

    Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age
    21. The full-benefit vesting period for all participants is five years.

    Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

    Components of net periodic pension cost are as follows:

                                                Years Ended December 31,
                                                 1998      1997      1996
                                               ----------------------------
                                                     (In Millions)
        Service cost - benefits earned during
         the year                              $    4.0  $    3.6  $    3.7
        Interest cost on projected benefit
         obligation                                10.9      10.4       9.8
        Expected return on plan assets            (15.0)    (12.8)    (11.2)
        Amortization of net obligations and
         prior service cost                        (1.4)     (1.4)     (1.4)
                                               ----------------------------
        Net periodic pension cost (benefit)    $   (1.5) $   (0.2) $    0.9
                                               ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)

    The following tables set forth the pension plans' reconciliation of benefit obligation, plan assets and funded status for the years ended:


                                                       December 31,
                                                       1998    1997
                                                      --------------
                                                      (In Millions)
        Change in Benefit Obligation:
        -----------------------------
        Benefit obligation, beginning of year         $157.9  $140.9
          Service cost                                   4.0     3.6
          Interest cost                                 10.9    10.4
          Plan expense                                  (0.3)   (0.2)
          Actuarial loss                                11.9    10.1
          Benefits paid                                 (6.6)   (6.9)
                                                      --------------
        Benefit obligation, end of year               $177.8  $157.9
                                                      --------------
        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year  $180.3  $154.2
          Actual return on plan assets                  21.9    33.2
          Plan expense                                  (0.3)   (0.2)
          Benefits paid                                 (6.6)   (6.9)
                                                      --------------
        Fair value of plan assets, end of year        $195.3  $180.3
                                                      --------------
        Funded Status Reconciliation:
        -----------------------------
        Funded status                                 $ 17.5  $ 22.4
        Unrecognized transition asset                   (3.6)   (4.8)
        Unrecognized prior service cost                 (1.0)   (1.2)
        Unrecognized actuarial gain                     (9.7)  (14.7)
                                                      --------------
        Prepaid pension cost                          $  3.2  $  1.7
                                                      --------------

    In determining the actuarial present value of the projected benefit obligation as of December 31, 1998 and 1997, the weighted average discount rate used was 6.5% and 7.0%, respectively, and the rate of increase in future compensation levels was 5.0% and 5.5%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1998 and 1997.

    In connection with the merger of PCL into Pacific Life as discussed in Note 4, Pacific Life assumed sponsorship of PCL's defined benefit pension plan. This pension plan provides for retirement income benefits at age 65 with reduced benefits for early retirement. Effective December 31, 1997, PCL's defined benefit plan merged into Pacific Life's plan. All benefits associated with PCL's plan remain unchanged subsequent to the merger.

    POSTRETIREMENT BENEFITS

    Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)

    coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

    The net periodic postretirement benefit cost for the years ended December 31, 1998, 1997 and 1996 is $0.7 million, $0.8 million and $1.4 million, respectively. As of December 31, 1998 and 1997, the accumulated benefit obligation is $19.3 million and $20.0 million, respectively. The fair value of the plan assets as of December 31, 1998 and 1997 is zero. The amount of accrued benefit cost included in other liabilities on the accompanying consolidated statements of financial condition is $25.3 million and $26.0 million as of December 31, 1998 and 1997, respectively.

    The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 8% and 9% for 1998 and 1997, respectively, and is assumed to decrease gradually to 3.5% in 2003 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 7% and 8% for 1998 and 1997, respectively, and is assumed to decrease gradually to 3% in 2003 and remain at that level thereafter.

    The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1998 would be increased by 8.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 7.5%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 1998 would be decreased by 6.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.5%.

    The discount rate used in determining the accumulated postretirement benefit obligation is 6.5% and 7.0% for 1998 and 1997, respectively.

    OTHER PLANS

    Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of 6% of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership Plan ("ESOP") sponsored by Pacific LifeCorp. The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions.

    Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

    The Company also has performance based incentive compensation plans for its employees.

15. TRANSACTIONS WITH AFFILIATES

    Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $42.1 million, $27.5 million and $14.3 million for the years ended December 31, 1998, 1997 and 1996, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee which is based on an

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. TRANSACTIONS WITH AFFILIATES (Continued)

    allocation of actual costs. Such administration fees amounted to $232,000, $165,000 and $108,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

    PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $16.9 million, $11.4 million and $6.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $40.3 million and $46.5 million as of December 31, 1998 and 1997, respectively.

    Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.2 million, $1.2 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively.

16. TERMINATION AND NON-COMPETITION AGREEMENTS

    Effective November 15, 1994, in connection with the PIMCO Advisors transaction (Note 1), termination and non-competition agreements were entered into with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.

    For the years ended December 31, 1998, 1997 and 1996, approximately $49.4 million, $85.8 million and $35.3 million, respectively, is included in operating expenses on the accompanying consolidated statements of operations related to the termination and non-competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.

17. COMMITMENTS

    The Company has outstanding commitments to make investments primarily in fixed maturities, mortgage loans, limited partnerships and other investments as follows (In Millions):


          Years Ending December 31:
          ------------------------
           1999                               $172.7
           2000-2003                           202.1
           2004 and thereafter                  55.9
                                              ------
          Total                               $430.7
                                              ------

    The Company leases office facilities under various non-cancelable operating leases. Aggregate minimum future commitments as of December 31, 1998 through the term of the leases are approximately $37.5 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. LITIGATION

    The Company was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by the Company on or after January 1, 1982. The Company has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement is currently being implemented. The cost of the settlement has been included in the accompanying consolidated statements of operations during the three years ended December 31, 1998.

    Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

   ----------------------------------------------------------------------------

ILLUSTRATIONS

                                              Illustrations 1 through 10, which appear on the following pages, illustrate how the death benefit, Accumulated Value and Net Cash Surrender Value of a hypothetical Policy may vary over an extended period of time, based on certain hypothetical rates of return.

                                              These illustrations are based on a hypothetical policy with the following
If you ask us, we'll provide you with         characteristics:
different kinds of illustrations:
                                              . the Face Amount is $1,500,000
 . Illustrations similar to the ones in        . the annual premium for Illustrations 1, 2, 5, 6, 7, 8, 9 and 10 is $32,484
  this prospectus, but based on               . the annual premium for Illustrations 3 and 4 is $121,904
  information you give us about the Ages      . on the Policy Date, the people insured by the Policy are:
  of the two people to be insured by the        - a 55-year old male select non-smoker
  Policy, their risk classes, the Face          - a 55-year old female select non-smoker
  Amount, the death benefit and premium
  payments.                                   The death benefit option and the cost of insurance rates vary by illustration, as follows:
 . Illustrations that show the allocation
  of premium payments to specified Variable   ------------------------------------------------------------------
  Accounts. These will reflect the expenses                           Death benefit       Cost of insurance rate
  of the Portfolio of the Fund in which the   ------------------------------------------------------------------
  Variable Account invests.                   Illustration 1          Option A            Current
                                              Illustration 2          Option A            Guaranteed
 . Illustrations that use a hypothetical       Illustration 3          Option B            Current
  gross rate of return that's greater         Illustration 4          Option B            Guaranteed
  than 12%. These are available only          Illustration 5          Option C            Current
  to certain large institutional investors.   Illustration 6          Option C            Guaranteed
                                              Illustration 7          Option D            Current
                                              Illustration 8          Option D            Guaranteed
                                              Illustration 9          Option A            Current
                                              Illustration 10         Option A            Guaranteed
                                              ------------------------------------------------------------------

                                              Assumptions

                                              The illustrations are based on the guideline premium test. Here are the assumptions we're using:

                                              . The hypothetical rates of return are equal to constant gross annual rates of
                                                0%, 6% and 12%.

                                              . All premium payments are made at the beginning of the policy year.

                                              . An amount equal to the annual premium, after taxes, is invested to earn interest at 5% compounded annually for the second column of each table, Total premiums paid plus interest at 5%, which shows the amount that would accumulate.

                                              . No policy loans have been taken out.

                                              . The amounts shown for the death benefits, Accumulated Values and Net Cash
                                                Surrender Values reflect charges deducted from the Variable Accounts. This means that the net investment return on the Variable Accounts is lower than the gross investment return on the assets.

                                              . The amounts shown for the death benefits, Accumulated Values and Net Cash
                                                Surrender Values also reflect premium loads, administrative charges and mortality and expense risk charges.

The fund's investment advisory fees and       . Illustrations 1 to 8 assume total annual advisory fees and expenses of .77%
expenses are shown in An Overview of            of total average daily net assets of the Fund. This reflects average advisory
Pacific Select Estate Preserver II.             fees of .69% and average expenses of .08% based upon fees and expenses of
                                                Portfolios available as Investment Options under the Policy.

                                              . Illustrations 9 and 10 assume total annual advisory fees and expenses of .72%
                                                of total average daily net assets of the Fund. This reflects weighted average advisory fees of .65% and weighted average expenses of .08% based upon fees and expenses of Portfolios available as Investment Options under the Policy.

                                              . There are no charges against the Variable Accounts for income taxes but we reserve the right to impose charges in the future.

                                                Things to keep in mind
                                                Here are a few things to keep in mind when reviewing the illustrations:

                                              . The values shown would be different if, although the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, they also rose above or fell below those averages for individual Policy Years.

                                              . After we've deducted the charges and fund expenses described in the assumptions above, the illustrated gross annual investment rates of return of
                                                0%, 6% and 12% correspond to approximate net annual rates of return of -
                                                0.77%, 5.18%, and 11.14%, for illustrations 1 to 8 and -0.72%, 5.24% and
                                                11.19% for illustrations 9 and 10.

                                              . The amounts shown would be different if unisex insurance rates were used or if the people insured by the Policy were females and insurance rates for females were used.

                                              . For the illustrations that assume current cost of insurance rates, the amounts shown would be different if either person insured by the Policy was a smoker and rates for smokers were used.

                                              . The Fund expenses used in the illustrations do not include foreign taxes.
                                                Here's what foreign taxes were for the year ended December 31, 1998:

                                                -------------------------------------------
                                                                      Percentage of average
                                                Portfolio             daily net assets
                                                -------------------------------------------
                                                Aggressive Equity     0.01%
                                                Growth LT             0.01%
                                                Equity Income         0.01%
                                                Equity Index          0.01%
                                                International         0.23%
                                                Emerging Markets      0.26%
                                                -------------------------------------------

                                                                                                                          91

ILLUSTRATIONS
                                              ---------------------------------------------------------------------------------

                                              Illustration 1
                                              Death benefit Option A at current cost of insurance rates
                                              Based on average annual advisory fees and expenses of the Portfolios

                                              DEATH BENEFIT OPTION:A
                                              FACE AMOUNT:$1,500,000
                                              MALE SELECT NONSMOKER ISSUE AGE 55
                                              FEMALE SELECT NONSMOKER ISSUE AGE 55
                                              GUIDELINE PREMIUM TEST
                                              ANNUAL PREMIUM:$32,484

                                              ---------------------------------------------------------------------------------
Flexible premium survivorship                              Total
variable universal life                                    premiums
Illustration of death benefits,               End of       paid plus          End of year DEATH BENEFIT assuming
Accumulated Values and Net Cash Surrender     Policy       interest at        hypothetical gross annual investment return of
Values.                                       Year            5%                  0%                 6%                 12%
                                              ---------------------------------------------------------------------------------
All premium payments are illustrated as        1              $34,108         $1,500,000         $1,500,000          $1,500,000
if made at the beginning of the                2              $69,922         $1,500,000         $1,500,000          $1,500,000
Policy Year.                                   3             $107,526         $1,500,000         $1,500,000          $1,500,000
                                               4             $147,011         $1,500,000         $1,500,000          $1,500,000
This illustration assumes no Policy loans      5             $188,469         $1,500,000         $1,500,000          $1,500,000
or partial withdrawals have been made.         6             $232,001         $1,500,000         $1,500,000          $1,500,000
                                               7             $277,709         $1,500,000         $1,500,000          $1,500,000
The death benefits, Accumulated Values and     8             $325,703         $1,500,000         $1,500,000          $1,500,000
Cash Surrender Values will differ if           9             $376,096         $1,500,000         $1,500,000          $1,500,000
premiums are paid in different amounts        10             $429,009         $1,500,000         $1,500,000          $1,500,000
or frequencies.                               15             $736,006         $1,500,000         $1,500,000          $1,500,000
                                              20           $1,127,820         $1,500,000         $1,500,000          $2,012,746
The hypothetical investment rates shown       25           $1,627,885         $1,500,000         $1,500,000          $3,544,846
above and elsewhere in this prospectus        30           $2,266,109         $1,500,000         $1,989,939          $6,175,447
are illustrative only and should not be       35           $3,080,663         $1,500,000         $2,706,113         $10,534,716
interpreted as a representation of past       ---------------------------------------------------------------------------------
or future investment results. Actual rates            End of year                           End of year
of return may be more or less than those              ACCUMULATED VALUE                     NET CASH SURRENDER VALUE
shown and will depend on a number of          End of  assuming hypothetical gross           assuming hypothetical gross
factors, including the investment             Policy  annual investment return of           annual investment return of
allocations made to Variable Accounts by      Year       0%           6%            12%         0%          6%           12%
the Owner and the experience of the           ---------------------------------------------------------------------------------
Accounts. No representation can be made by     1       $26,541      $28,201       $29,863    $26,541      $28,201       $29,863
us, the Separate Account or the Fund           2       $52,593      $57,564       $62,735    $52,593      $57,564       $62,735
that these hypothetical rates of return can    3       $78,129      $88,112       $98,910    $78,129      $88,112       $98,910
be achieved for any one year or sustained      4      $103,121     $119,874      $138,716   $103,121     $119,874      $138,716
over any period of time.                       5      $127,540     $152,874      $182,518   $127,540     $152,874      $182,518
                                               6      $151,465     $187,257      $230,843   $151,465     $187,257      $230,843
This is an illustration only. An               7      $175,101     $223,294      $284,390   $175,101     $223,294      $284,390
illustration is not intended to predict        8      $198,482     $261,100      $343,763   $198,482     $261,100      $343,763
actual performance. Interest rates,            9      $221,611     $300,765      $409,600   $221,611     $300,765      $409,600
dividends, and values set forth in the        10      $244,491     $342,382      $482,611   $244,491     $342,382      $482,611
illustration are not guaranteed.              15      $368,959     $599,433    $1,004,829   $368,959     $599,433    $1,004,829
                                              20      $484,341     $925,148    $1,881,071   $484,341     $925,148    $1,881,071
                                              25      $584,732   $1,349,172    $3,376,044   $584,732   $1,349,172    $3,376,044
                                              30      $640,408   $1,895,180    $5,881,379   $640,408   $1,895,180    $5,881,379
                                              35      $585,953   $2,577,251   $10,033,063   $585,953   $2,577,251   $10,033,063
                                              ---------------------------------------------------------------------------------

                                                   --------------------------------------------------------------------------------

                                                   Illustration 2
                                                   Death benefit Option A at guaranteed cost of insurance rates
                                                   Based on average annual advisory fees and expenses of the Portfolios

                                                   DEATH BENEFIT OPTION:A
                                                   FACE AMOUNT:$1,500,000
                                                   MALE SELECT NONSMOKER ISSUE AGE 55
                                                   FEMALE SELECT NONSMOKER ISSUE AGE 55
                                                   GUIDELINE PREMIUM TEST
                                                   ANNUAL PREMIUM:$32,484

                                                   --------------------------------------------------------------------------------
Flexible premium survivorship                                Total
variable universal life                                      premiums
Illustration of death benefits, Accumulated        End of    paid plus            End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.              Policy    interest at          hypothetical gross annual investment return of
                                                   Year         5%                   0%                  6%                12%
All premium payments are illustrated as if         -------------------------------------------------------------------------------
made at the beginning of the Policy Year.           1           $34,108           $1,500,000          $1,500,000        $1,500,000
                                                    2           $69,922           $1,500,000          $1,500,000        $1,500,000
This illustration assumes no Policy loans           3          $107,526           $1,500,000          $1,500,000        $1,500,000
or partial withdrawals have been made.              4          $147,011           $1,500,000          $1,500,000        $1,500,000
                                                    5          $188,469           $1,500,000          $1,500,000        $1,500,000
*Additional payment will be required to             6          $232,001           $1,500,000          $1,500,000        $1,500,000
prevent Policy termination.                         7          $277,709           $1,500,000          $1,500,000        $1,500,000
                                                    8          $325,703           $1,500,000          $1,500,000        $1,500,000
The death benefits, Accumulated Values              9          $376,096           $1,500,000          $1,500,000        $1,500,000
and Cash Surrender Values will differ if           10          $429,009           $1,500,000          $1,500,000        $1,500,000
premiums are paid in different amounts or          15          $736,006           $1,500,000          $1,500,000        $1,500,000
frequencies.                                       20        $1,127,820           $1,500,000          $1,500,000        $1,920,789
                                                   25        $1,627,885           $1,500,000          $1,500,000        $3,367,968
The hypothetical investment rates shown            30        $2,266,109                   $0*         $1,584,459        $5,793,693
above and elsewhere in this prospectus             35        $3,080,663                   $0*         $2,137,365        $9,646,445
are illustrative only and should not be            -------------------------------------------------------------------------------
interpreted as a representation of past                      End of year                         End of year
or future investment results. Actual                         ACCUMULATED VALUE                   NET CASH SURRENDER VALUE
rates of return may be more or less than           End of    assuming hypothetical gross         assuming hypothetical gross
those shown and will depend on a number            Policy    annual investment return of         annual investment return of
of factors, including the investment               Year         0%          6%         12%          0%          6%         12%
allocations made to Variable Accounts by           -------------------------------------------------------------------------------
the Owner and the experience of the Accounts.       1         $26,525      $28,184     $29,845    $26,525      $28,184     $29,845
No representation can be made by us, the            2         $52,524      $57,492     $62,660    $52,524      $57,492     $62,660
Separate Account or the Fund that these             3         $77,966      $87,940     $98,727    $77,966      $87,940     $98,727
hypothetical rates of return can be                 4        $102,818     $119,547    $138,365   $102,818     $119,547    $138,365
achieved for any one year or sustained              5        $127,043     $152,331    $181,927   $127,043     $152,331    $181,927
over any period of time.                            6        $150,714     $186,426    $229,926   $150,714     $186,426    $229,926
                                                    7        $173,648     $221,713    $282,671   $173,648     $221,713    $282,671
This is an illustration only. An                    8        $195,762     $258,174    $340,624   $195,762     $258,174    $340,624
illustration is not intended to predict             9        $216,943     $295,767    $404,288   $216,943     $295,767    $404,288
actual performance. Interest rates,                10        $237,066     $334,443    $474,236   $237,066     $334,443    $474,236
dividends, and values set forth in the             15        $331,059     $559,228    $965,434   $331,059     $559,228    $965,434
illustration are not guaranteed.                   20        $370,820     $812,008  $1,795,130   $370,820     $812,008  $1,795,130
                                                   25        $291,292   $1,106,015  $3,207,588   $291,292   $1,106,015  $3,207,588
                                                   30              $0*  $1,509,009  $5,517,803         $0*  $1,509,009  $5,517,803
                                                   35              $0*  $2,035,585  $9,187,091         $0*  $2,035,585  $9,187,091
                                                   -------------------------------------------------------------------------------

                                                                                                                                93

ILLUSTRATIONS

                                                   --------------------------------------------------------------------------------

                                                   Illustration 3
                                                   Death benefit Option B at current cost of insurance rates
                                                   Based on average annual advisory fees and expenses of the Portfolios

                                                   DEATH BENEFIT OPTION:B
                                                   FACE AMOUNT:$1,500,000
                                                   MALE SELECT NONSMOKER ISSUE AGE 55
                                                   FEMALE SELECT NONSMOKER ISSUE AGE 55
                                                   GUIDELINE PREMIUM TEST
                                                   ANNUAL PREMIUM:$121,904

                                                   --------------------------------------------------------------------------------
Flexible premium survivorship                                Total
variable universal life                                      premiums
Illustration of death benefits, Accumulated        End of    paid plus         End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.              Policy    interest at       hypothetical gross annual investment return of
                                                   Year         5%                 0%                  6%                   12%
All premium payments are illustrated as if         --------------------------------------------------------------------------------
made at the beginning of the Policy Year.           1           $127,999       $1,606,291           $1,612,736           $1,619,183
                                                    2           $262,398       $1,711,232           $1,730,739           $1,751,014
This illustration assumes no Policy loans           3           $403,517       $1,814,797           $1,854,223           $1,896,817
or partial withdrawals have been made.              4           $551,693       $1,916,954           $1,983,407           $2,058,053
                                                    5           $707,276       $2,017,670           $2,118,518           $2,236,337
The death benefits, Accumulated Values and          6           $870,639       $2,117,016           $2,259,904           $2,433,571
Cash Surrender Values will differ if                7         $1,042,171       $2,215,235           $2,408,105           $2,652,046
premiums are paid in different amounts or           8         $1,222,278       $2,312,372           $2,563,487           $2,894,091
frequencies.                                        9         $1,411,391       $2,408,438           $2,726,399           $3,162,253
                                                   10         $1,609,960       $2,503,444           $2,897,206           $3,459,353
The hypothetical investment rates shown            15         $2,762,039       $2,985,254           $3,910,101           $5,531,897
above and elsewhere in this prospectus are         20         $4,232,416       $3,437,089           $5,189,503           $8,987,912
illustrative only and should not be                25         $6,109,030       $3,862,369           $6,835,579          $14,860,423
interpreted as a representation of past or         30         $8,504,119       $4,195,896           $8,861,560          $24,677,004
future investment results. Actual rates of         35        $11,560,927       $4,327,785          $11,247,186          $41,455,412
return may be more or less than those shown        --------------------------------------------------------------------------------
and will depend on a number of factors,                    End of year                          End of year
including the investment allocations made to               ACCUMULATED VALUE                    NET CASH SURRENDER VALUE
Variable Accounts by the Owner and the             End of  assuming hypothetical gross          assuming hypothetical gross
experience of the Accounts. No representation      Policy  annual investment return of          annual investment return of
can be made by us, the Separate Account or         Year        0%          6%          12%          0%          6%          12%
the Fund that these hypothetical rates of          --------------------------------------------------------------------------------
return can be achieved for any one year or          1        $106,291    $112,736     $119,183    $106,291    $112,736     $119,183
sustained over any period of time.                  2        $211,232    $230,739     $251,014    $211,232    $230,739     $251,014
                                                    3        $314,797    $354,223     $396,817    $314,797    $354,223     $396,817
This is an illustration only. An illustration       4        $416,954    $483,407     $558,053    $416,954    $483,407     $558,053
is not intended to predict actual performance.      5        $517,670    $618,518     $736,337    $517,670    $618,518     $736,337
Interest rates, dividends, and values set           6        $617,016    $759,904     $933,571    $617,016    $759,904     $933,571
forth in the illustration are not guaranteed.       7        $715,235    $908,105   $1,152,045    $715,235    $908,105   $1,152,045
                                                    8        $812,372  $1,063,487   $1,394,091    $812,372  $1,063,487   $1,394,091
                                                    9        $908,438  $1,226,398   $1,662,253    $908,438  $1,226,398   $1,662,253
                                                   10      $1,003,444  $1,397,206   $1,959,353  $1,003,444  $1,397,206   $1,959,353
                                                   15      $1,485,254  $2,410,101   $4,031,897  $1,485,254  $2,410,101   $4,031,897
                                                   20      $1,937,089  $3,689,503   $7,487,912  $1,937,089  $3,689,503   $7,487,912
                                                   25      $2,362,369  $5,335,579  $13,360,423  $2,362,369  $5,335,579  $13,360,423
                                                   30      $2,695,896  $7,361,560  $23,177,004  $2,695,896  $7,361,560  $23,177,004
                                                   35      $2,827,785  $9,747,186  $39,481,348  $2,827,785  $9,747,186  $39,481,348
                                                   --------------------------------------------------------------------------------


                                                Illustration 4
                                                Death benefit Option B at guaranteed cost of insurance rates
                                                Based on average annual advisory fees and expenses of the Portfolios

                                                DEATH BENEFIT OPTION:B
                                                FACE AMOUNT:$1,500,000
                                                MALE SELECT NONSMOKER ISSUE AGE 55
                                                FEMALE SELECT NONSMOKER ISSUE AGE 55
                                                GUIDELINE PREMIUM TEST
                                                ANNUAL PREMIUM: $121,904

                                                ------------------------------------------------------------------------------------
Flexible premium survivorship                            Total
variable universal life                                  premiums
Illustration of death benefits,                 End of   paid plus             End of year DEATH BENEFIT assuming
Accumulated Values and Net Cash                 Policy   interest at           hypothetical gross annual investment return of
Surrender Values.                               Year         5%                     0%                   6%                  12%
                                                ------------------------------------------------------------------------------------
All premium payments are illustrated             1          $127,999           $1,606,274           $1,612,719            $1,619,165
as if made at the beginning of the               2          $262,398           $1,711,161           $1,730,665            $1,750,937
Policy Year.                                     3          $403,517           $1,814,627           $1,854,042            $1,896,625
                                                 4          $551,693           $1,916,633           $1,983,060            $2,057,678
This illustration assumes no Policy              5          $707,276           $2,017,137           $2,117,932            $2,235,692
loans or partial withdrawals have                6          $870,639           $2,116,201           $2,258,992            $2,432,551
been made.                                       7        $1,042,171           $2,213,626           $2,406,320            $2,650,062
                                                 8        $1,222,278           $2,309,306           $2,560,094            $2,890,325
The death benefits, Accumulated Values           9        $1,411,391           $2,403,093           $2,720,457            $3,155,626
and Cash Surrender Values will differ if        10        $1,609,960           $2,494,822           $2,887,537            $3,448,470
premiums are paid in different amounts          15        $2,762,039           $2,938,374           $3,854,082            $5,464,336
or frequencies.                                 20        $4,232,416           $3,290,310           $5,002,288            $8,743,690
                                                25        $6,109,030           $3,487,105           $6,328,802           $14,147,369
The hypothetical investment rates shown         30        $8,504,119           $3,378,140           $7,691,336           $22,892,532
above and elsewhere in this prospectus          35       $11,560,927           $2,735,799           $8,827,552           $37,225,476
are illustrative only and should not be         ------------------------------------------------------------------------------------
interpreted as a representation of past                 End of year                            End of year
or future investment results. Actual rates              ACCUMULATED VALUE                      NET CASH SURRENDER VALUE assuming
of return may be more or less than              End of  assuming hypothetical gross            hypothetical gross
those shown and will depend on a number         Policy  annual investment return of            annual investment return of
of factors, including the investment            Year        0%            6%           12%         0%            6%            12%
allocations made to Variable Accounts by        ------------------------------------------------------------------------------------
the Owner and the experience of the Accounts.    1     $1,606,274     $112,719      $119,165   $1,606,274     $112,719      $119,165
No representation can be made by us, the         2     $1,711,161     $230,665      $250,937   $1,711,161     $230,665      $250,937
Separate Account or the Fund that these          3     $1,814,627     $354,042      $396,625   $1,814,627     $354,042      $396,625
hypothetical rates of return can be achieved     4     $1,916,633     $483,060      $557,678   $1,916,633     $483,060      $557,678
for any one year or sustained over any           5     $2,017,137     $617,932      $735,692   $2,017,137     $617,932      $735,692
period of time.                                  6     $2,116,201     $758,992      $932,551   $2,116,201     $758,992      $932,551
                                                 7     $2,213,626     $906,320    $1,150,062   $2,213,626     $906,320    $1,150,062
This is an illustration only. An illustration    8     $2,309,306   $1,060,094    $1,390,325   $2,309,306   $1,060,094    $1,390,325
is not intended to predict actual performance.   9     $2,403,093   $1,220,456    $1,655,626   $2,403,093   $1,220,456    $1,655,626
Interest rates, dividends, and values set forth 10     $2,494,822   $1,387,536    $1,948,470   $2,494,822   $1,387,536    $1,948,470
in the illustration are not guaranteed.         15     $2,938,374   $2,354,082    $3,964,336   $2,938,374   $2,354,082   $3,964,3361
                                                20     $3,290,310   $3,502,288    $7,243,690   $3,290,310   $3,502,288   $7,243,6901
                                                25     $3,487,105   $4,828,802   $12,647,369   $3,487,105   $4,828,802  $12,647,3692
                                                30     $3,378,140   $6,191,336   $21,392,532   $3,378,140   $6,191,336  $21,392,5322
                                                35     $2,735,799   $7,327,552   $35,452,836   $2,735,799   $7,327,552   $35,452,836
                                                ------------------------------------------------------------------------------------

                                                                                                                                  95

ILLUSTRATIONS

                                              ---------------------------------------------------------------------------------

                                              Illustration 5
                                              Death benefit Option C at current cost of insurance rates
                                              Based on average annual advisory fees and expenses of the Portfolios

                                              DEATH BENEFIT OPTION:C
                                              FACE AMOUNT:$1,500,000
                                              MALE SELECT NONSMOKER ISSUE AGE 55
                                              FEMALE SELECT NONSMOKER ISSUE AGE 55
                                              GUIDELINE PREMIUM TEST
                                              ANNUAL PREMIUM:$32,484

                                              ---------------------------------------------------------------------------------
Flexible premium survivorship                           Total
variable universal life                                 premiums
Illustration of death benefits,               End of    paid plus            End of year DEATH BENEFIT assuming
Accumulated Values and Net Cash               Policy    interest at          hypothetical gross annual investment return of
Surrender Values.                             Year           5%                  0%                  6%                  12%
                                              ---------------------------------------------------------------------------------
All premium payments are illustrated as if     1           $34,108           $1,532,484          $1,532,484          $1,532,484
made at the beginning of the Policy Year.      2           $69,922           $1,564,968          $1,564,968          $1,564,968
                                               3          $107,526           $1,597,452          $1,597,452          $1,597,452
This illustration assumes no Policy loans      4          $147,011           $1,629,936          $1,629,936          $1,629,936
or partial withdrawals have been made.         5          $188,469           $1,662,420          $1,662,420          $1,662,420
                                               6          $232,001           $1,694,905          $1,694,905          $1,694,905
The death benefits, Accumulated Values         7          $277,709           $1,727,389          $1,727,389          $1,727,389
and Cash Surrender Values will differ if       8          $325,703           $1,759,873          $1,759,873          $1,759,873
premiums are paid in different amounts         9          $376,096           $1,792,357          $1,792,357          $1,792,357
or frequencies.                               10          $429,009           $1,824,841          $1,824,841          $1,824,841
                                              15          $736,006           $1,987,261          $1,987,261          $1,987,261
The hypothetical investment rates shown       20        $1,127,820           $2,149,682          $2,149,682          $2,149,682
above and elsewhere in this prospectus        25        $1,627,885           $2,312,102          $2,312,102          $3,511,863
are illustrative only and should not be       30        $2,266,109           $2,474,523          $2,474,523          $6,120,000
interpreted as a representation of past       35        $3,080,663           $2,636,943          $2,636,943         $10,442,062
or future investment results. Actual          ---------------------------------------------------------------------------------
rate's of return may be more or less than              End of year                          End of year
those shown and will depend on a number                ACCUMULATED VALUE                    NET CASH SURRENDER VALUE
of factors, including the investment          End of   assuming hypothetical gross          assuming hypothetical gross
allocations made to Variable Accounts by      Policy   annual investment return of          annual investment return of
the Owner and the experience of the           Year        0%           6%           12%         0%          6%            12%
Accounts. No representation can be made       ---------------------------------------------------------------------------------
by us, the Separate Account or the Fund        1        $26,539      $28,199      $29,860    $26,539      $28,199       $29,860
that these hypothetical rates of return        2        $52,578      $57,548      $62,718    $52,578      $57,548       $62,718
can be achieved for any one year or            3        $78,077      $88,058      $98,852    $78,077      $88,058       $98,852
sustained over any period of time.             4       $102,995     $119,739     $138,572   $102,995     $119,739      $138,572
                                               5       $127,282     $152,596     $182,218   $127,282     $152,596      $182,218
This is an illustration only. An               6       $150,997     $186,745     $230,284   $150,997     $186,745      $230,284
illustration is not intended to predict        7       $174,379     $222,491     $283,496   $174,379     $222,491      $283,496
actual performance. Interest rates,            8       $197,467     $259,946     $342,450   $197,467     $259,946      $342,450
dividends, and values set forth in the         9       $220,260     $299,197     $407,776   $220,260     $299,197      $407,776
illustration are not guaranteed.              10       $242,762     $340,331     $480,172   $242,762     $340,331      $480,172
                                              15       $364,644     $593,753     $997,212   $364,644     $593,753      $997,212
                                              20       $474,538     $911,437   $1,862,742   $474,538     $911,437    $1,862,742
                                              25       $555,044   $1,308,479   $3,344,631   $555,044   $1,308,479    $3,344,631
                                              30       $537,534   $1,778,312   $5,828,572   $537,534   $1,778,312    $5,828,572
                                              35       $224,007   $2,341,770   $9,944,821   $224,007   $2,341,770    $9,944,821
                                              ---------------------------------------------------------------------------------


                                                --------------------------------------------------------------------------------

                                                Illustration 6
                                                Death benefit Option C at guaranteed cost of insurance rates
                                                Based on average annual advisory fees and expenses of the Portfolios

                                                DEATH BENEFIT OPTION:C
                                                FACE AMOUNT:$1,500,000
                                                MALE SELECT NONSMOKER ISSUE AGE 55
                                                FEMALE SELECT NONSMOKER ISSUE AGE 55
                                                GUIDELINE PREMIUM TEST
                                                ANNUAL PREMIUM:$32,484

                                                --------------------------------------------------------------------------------
Flexible premium survivorship                             Total
variable universal life                                   premiums
Illustration of death benefits,                 End of    paid plus          End of year DEATH BENEFIT assuming
Accumulated Values and Net Cash                 Policy    interest at        hypothetical gross annual investment return of
Surrender Values.                               Year           5%                0%                   6%                   12%
                                                --------------------------------------------------------------------------------
All premium payments are illustrated             1           $34,108         $1,532,484           $1,532,484          $1,532,484
as if made at the beginning of the               2           $69,922         $1,564,968           $1,564,968          $1,564,968
Policy Year.                                     3          $107,526         $1,597,452           $1,597,452          $1,597,452
                                                 4          $147,011         $1,629,936           $1,629,936          $1,629,936
This illustration assumes no Policy              5          $188,469         $1,662,420           $1,662,420          $1,662,420
loans or partial withdrawals have                6          $232,001         $1,694,905           $1,694,905          $1,694,905
been made.                                       7          $277,709         $1,727,389           $1,727,389          $1,727,389
                                                 8          $325,703         $1,759,873           $1,759,873          $1,759,873
*Additional payment will be required             9          $376,096         $1,792,357           $1,792,357          $1,792,357
to prevent Policy termination.                  10          $429,009         $1,824,841           $1,824,841          $1,824,841
                                                15          $736,006         $1,987,261           $1,987,261          $1,987,261
The death benefits, Accumulated Values          20        $1,127,820         $2,149,682           $2,149,682          $2,149,682
and Cash Surrender Values will differ if        25        $1,627,885         $2,312,102           $2,312,102          $3,179,767
premiums are paid in different amounts or       30        $2,266,109                 $0*          $2,474,523          $5,481,915
frequencies.                                    35        $3,080,663                 $0*                  $0*         $9,138,731
                                                --------------------------------------------------------------------------------
The hypothetical investment rates shown                  End of year                          End of year
above and elsewhere in this prospectus                   ACCUMULATED VALUE                    NET CASH SURRENDER VALUE
are illustrative only and should not be         End of   assuming hypothetical gross          assuming hypothetical gross
interpreted as a representation of past         Policy   annual investment return of          annual investment return of
or future investment results. Actual rates      Year        0%          6%          12%          0%          6%          12%
of return may be more or less than those        --------------------------------------------------------------------------------
shown and will depend on a number of factors,    1        $26,522     $28,182       $29,843    $26,522     $28,182       $29,843
including the investment allocations made to     2        $52,506     $57,473       $62,640    $52,506     $57,473       $62,640
Variable Accounts by the Owner and the           3        $77,905     $87,876       $98,660    $77,905     $87,876       $98,660
experience of the Accounts. No representation    4       $102,669    $119,389      $138,196   $102,669    $119,389      $138,196
can be made by us, the Separate Account or the   5       $126,740    $152,004      $181,574   $126,740    $152,004      $181,574
Fund that these hypothetical rates of return     6       $150,163    $185,824      $229,268   $150,163    $185,824      $229,268
can be achieved for any one year or sustained    7       $172,722    $220,689      $281,536   $172,722    $220,689      $281,536
over any period of time.                         8       $194,287    $256,522      $338,772   $194,287    $256,522      $338,772
                                                 9       $214,683    $293,206      $401,381   $214,683    $293,206      $401,381
This is an illustration only. An illustration   10       $233,705    $330,596      $469,816   $233,705    $330,596      $469,816
is not intended to predict actual performance.  15       $313,573    $538,165      $939,731   $313,573    $538,165      $939,731
Interest rates, dividends, and values set forth 20       $304,558    $728,295    $1,697,463   $304,558    $728,295    $1,697,463
in the illustration are not guaranteed.         25        $63,004    $803,480    $3,028,350    $63,004    $803,480    $3,028,350
                                                30             $0*   $452,683    $5,220,871         $0*   $452,683    $5,220,871
                                                35             $0*         $0*   $8,703,554         $0*         $0*   $8,703,554
                                                --------------------------------------------------------------------------------

                                                                                                                                  97

ILLUSTRATIONS


                                                  ------------------------------------------------------------------------------

                                                  Illustration 7
                                                  Death benefit Option D at current cost of insurance rates
                                                  Based on average annual advisory fees and expenses of the Portfolios

                                                  DEATH BENEFIT OPTION:D
                                                  FACE AMOUNT:$1,500,000
                                                  MALE SELECT NONSMOKER ISSUE AGE 55
                                                  FEMALE SELECT NONSMOKER ISSUE AGE 55
                                                  GUIDELINE PREMIUM TEST
                                                  ANNUAL PREMIUM:$32,484

                                                  ------------------------------------------------------------------------------
                                                              Total
Flexible premium survivorship                                 premiums
variable universal life                           End of      paid plus        End of year DEATH BENEFIT assuming
Illustration of death benefits,                   Policy      interest at      hypothetical gross annual investment return of
Accumulated Values and Net Cash                   Year             5%              0%                 6%                  12%
Surrender Values.                                 ------------------------------------------------------------------------------
                                                   1             $34,108       $1,500,000         $1,500,000          $1,500,000
All premium payments are illustrated               2             $69,922       $1,503,000         $1,503,000          $1,503,000
as if made at the beginning of the                 3            $107,526       $1,506,000         $1,506,000          $1,506,000
Policy Year.                                       4            $147,011       $1,510,500         $1,510,500          $1,510,500
                                                   5            $188,469       $1,516,500         $1,516,500          $1,516,500
This illustration assumes no policy                6            $232,001       $1,522,500         $1,522,500          $1,522,500
loans or partial withdrawals have                  7            $277,709       $1,530,000         $1,530,000          $1,530,000
been made.                                         8            $325,703       $1,539,000         $1,539,000          $1,539,000
                                                   9            $376,096       $1,549,500         $1,549,500          $1,549,500
The death benefits, Accumulated                   10            $429,009       $1,563,000         $1,563,000          $1,563,000
Values and Cash Surrender Values will             15            $736,006       $1,675,500         $1,675,500          $1,675,500
differ if premiums are paid in                    20          $1,127,820       $1,903,500         $1,903,500          $2,007,737
different amounts or frequencies.                 25          $1,627,885       $2,317,500         $2,317,500          $3,536,562
                                                  30          $2,266,109       $2,766,000         $2,766,000          $6,161,522
The hypothetical investment rates shown           35          $3,080,663       $3,000,000         $3,000,000         $10,511,446
above and elsewhere in this prospectus            ------------------------------------------------------------------------------
are illustrative only and should not be                   End of year                        End of year
interpreted as a representation of past                   ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
or future investment results. Actual rates        End of  assuming hypothetical gross        assuming hypothetical gross
of return may be more or less than those          Policy  annual investment return of        annual investment return of
shown and will depend on a number of factors,     Year         0%        6%         12%         0%             6%         12%
including the investment allocations made         ------------------------------------------------------------------------------
to Variable Accounts by the Owner and the          1       $26,541    $28,201     $29,863     $26,541      $28,201       $29,863
experience of the Accounts. No representation      2       $52,592    $57,563     $62,734     $52,592      $57,563       $62,734
can be made by us, the Separate Account or         3       $78,126    $88,109     $98,906     $78,126      $88,109       $98,906
the Fund that these hypothetical rates of          4      $103,112   $119,864    $138,706    $103,112     $119,864      $138,706
return can be achieved for any one year or         5      $127,517   $152,850    $182,493    $127,517     $152,850      $182,493
sustained over any period of time.                 6      $151,418   $187,207    $230,789    $151,418     $187,207      $230,789
                                                   7      $175,021   $223,206    $284,294    $175,021     $223,206      $284,294
This is an illustration only. An illustration      8      $198,358   $260,962    $343,608    $198,358     $260,962      $343,608
is not intended to predict actual performance.     9      $221,429   $300,559    $409,366    $221,429     $300,559      $409,366
Interest rates, dividends, and values set         10      $244,235   $342,087    $482,271    $244,235     $342,087      $482,271
forth in the illustration are not guaranteed.     15      $367,931   $598,169  $1,003,251    $367,931     $598,169    $1,003,251
                                                  20      $480,353   $920,161  $1,876,389    $480,353     $920,161    $1,876,389
                                                  25      $562,988 $1,322,668  $3,368,155    $562,988   $1,322,668    $3,368,155
                                                  30      $529,991 $1,780,576  $5,868,116    $529,991   $1,780,576    $5,868,116
                                                  35      $130,887 $2,249,187 $10,010,901    $130,887   $2,249,187   $10,010,901
                                                  ------------------------------------------------------------------------------


                                           --------------------------------------------------------------------------------

                                           Illustration 8
                                           Death benefit Option D at guaranteed cost of insurance rates
                                           Based on average annual advisory fees and expenses of the Portfolios

                                           DEATH BENEFIT OPTION:D
                                           FACE AMOUNT:$1,500,000
                                           MALE SELECT NONSMOKER ISSUE AGE 55
                                           FEMALE SELECT NONSMOKER ISSUE AGE 55
                                           GUIDELINE PREMIUM TEST
                                           ANNUAL PREMIUM:$32,484

                                           -----------------------------------------------------------------------------------
Flexible premium survivorship                        Total
variable universal life                              premiums
Illustration of death benefits,            End of    paid plus            End of year DEATH BENEFIT assuming
Accumulated Values and Net Cash            Policy    interest at          hypothetical gross annual investment return of
Surrender Values.                          Year           5%                   0%                  6%                  12%
                                           -----------------------------------------------------------------------------------
All premium payments are                    1           $34,108           $1,500,000           $1,500,000           $1,500,000
illustrated as if made at the               2           $69,922           $1,503,000           $1,503,000           $1,503,000
beginning of the Policy Year.               3          $107,526           $1,506,000           $1,506,000           $1,506,000
                                            4          $147,011           $1,510,500           $1,510,500           $1,510,500
This illustration assumes no                5          $188,469           $1,516,500           $1,516,500           $1,516,500
Policy loans or partial                     6          $232,001           $1,522,500           $1,522,500           $1,522,500
withdrawals have been made.                 7          $277,709           $1,530,000           $1,530,000           $1,530,000
                                            8          $325,703           $1,539,000           $1,539,000           $1,539,000
*Additional payment will be                 9          $376,096           $1,549,500           $1,549,500           $1,549,500
required to prevent Policy                 10          $429,009           $1,563,000           $1,563,000           $1,563,000
termination.                               15          $736,006           $1,675,500           $1,675,500           $1,675,500
                                           20        $1,127,820           $1,903,500           $1,903,500           $1,903,500
The death benefits, Accumulated            25        $1,627,885           $2,317,500           $2,317,500           $3,308,759
Values and Cash Surrender Values           30        $2,266,109                   $0*          $2,766,000           $5,695,606
will differ if premiums are paid           35        $3,080,663                   $0*                  $0*          $9,486,716
in different amounts or                    -----------------------------------------------------------------------------------
frequencies.                                        End of year                             End of year
                                                    ACCUMULATED VALUE                       NET CASH SURRENDER VALUE
The hypothetical investment rates          End of   assuming hypothetical gross             assuming hypothetical gross
shown above and elsewhere in this          Policy   annual investment return of             annual investment return of
prospectus are illustrative only           Year        0%          6%            12%            0%         6%           12%
and should not be interpreted as           -----------------------------------------------------------------------------------
a representation of past or                 1        $26,525     $28,184       $29,845       $26,525     $28,184       $29,845
future investment results. Actual           2        $52,524     $57,491       $62,659       $52,524     $57,491       $62,659
rates of return may be more or              3        $77,963     $87,937       $98,724       $77,963     $87,937       $98,724
less than those shown and will              4       $102,808    $119,536      $138,354      $102,808    $119,536      $138,354
depend on a number of factors,              5       $127,017    $152,303      $181,897      $127,017    $152,303      $181,897
including the investment                    6       $150,659    $186,367      $229,862      $150,659    $186,367      $229,862
allocations made to Variable                7       $173,544    $221,599      $282,547      $173,544    $221,599      $282,547
Accounts by the Owner and the               8       $195,575    $257,968      $340,397      $195,575    $257,968      $340,397
experience of the Accounts. No              9       $216,623    $295,411      $403,892      $216,623    $295,411      $403,892
representation can be made by us,          10       $236,531    $333,845      $473,566      $236,531    $333,845      $473,566
the Separate Account or the Fund           15       $326,206    $553,620      $958,901      $326,206    $553,620      $958,901
that these hypothetical rates of           20       $340,232    $775,608    $1,762,066      $340,232    $775,608    $1,762,066
return can be achieved for any             25       $123,036    $899,612    $3,151,199      $123,036    $899,612    $3,151,199
one year or sustained over any             30             $0*   $537,167    $5,424,387            $0*   $537,167    $5,424,387
period of time.                            35             $0*         $0*   $9,034,968            $0*         $0*   $9,034,968
                                           -----------------------------------------------------------------------------------
This is an illustration only. An
illustration is not intended to
predict actual performance.
Interest rates, dividends, and
values set forth in the
illustration are not guaranteed.

                                                                                                                                  99


ILLUSTRATIONS

                                           ----------------------------------------------------------------------------------

                                           Illustration 9
                                           Death benefit Option A at current cost of insurance rates
                                           Based on a weighted average of annual advisory fees and expenses of the
                                           Portfolios

                                           DEATH BENEFIT OPTION:A
                                           FACE AMOUNT:$1,500,000
                                           MALE SELECT NONSMOKER ISSUE AGE 55
                                           FEMALE SELECT NONSMOKER ISSUE AGE 55
                                           GUIDELINE PREMIUM TEST
                                           ANNUAL PREMIUM:$32,484

                                           ----------------------------------------------------------------------------------
Flexible premium survivorship                        Total
variable universal life                              premiums
Illustration of death benefits,            End of    paid plus            End of year DEATH BENEFIT assuming
Accumulated Values and Net Cash            Policy    interest at          hypothetical gross annual investment return of
Surrender Values.                          Year          5%                   0%                  6%                  12%
                                           ----------------------------------------------------------------------------------
All premium payments are                    1           $34,108           $1,500,000          $1,500,000           $1,500,000
illustrated as if made at the               2           $69,922           $1,500,000          $1,500,000           $1,500,000
beginning of the Policy Year.               3          $107,526           $1,500,000          $1,500,000           $1,500,000
                                            4          $147,011           $1,500,000          $1,500,000           $1,500,000
This illustration assumes no                5          $188,469           $1,500,000          $1,500,000           $1,500,000
Policy loans or partial                     6          $232,001           $1,500,000          $1,500,000           $1,500,000
withdrawals have been made.                 7          $277,709           $1,500,000          $1,500,000           $1,500,000
                                            8          $325,703           $1,500,000          $1,500,000           $1,500,000
The death benefits, Accumulated             9          $376,096           $1,500,000          $1,500,000           $1,500,000
Values and Cash Surrender Values           10          $429,009           $1,500,000          $1,500,000           $1,500,000
will differ if premiums are paid           15          $736,006           $1,500,000          $1,500,000           $1,500,000
in different amounts or                    20        $1,127,820           $1,500,000          $1,500,000           $2,026,623
frequencies.                               25        $1,627,885           $1,500,000          $1,500,000           $3,576,590
                                           30        $2,266,109           $1,500,000          $2,009,305           $6,244,316
The hypothetical investment rates          35        $3,080,663           $1,500,000          $2,737,397          $10,676,445
shown above and elsewhere in this          ----------------------------------------------------------------------------------
prospectus are illustrative only                   End of year                           End of year
and should not be interpreted as                   ACCUMULATED VALUE                     NET CASH SURRENDER VALUE
a representation of past or                End of  assuming hypothetical gross           assuming hypothetical gross
future investment results. Actual          Policy  annual investment return of           annual investment return of
rates of return may be more or             Year        0%           6%           12%         0%           6%            12%
less than those shown and will             ----------------------------------------------------------------------------------
depend on a number of factors,              1       $26,555      $28,216       $29,878    $26,555      $28,216        $29,878
including the investment                    2       $52,634      $57,609       $62,784    $52,634      $57,609        $62,784
allocations made to Variable                3       $78,209      $88,205       $99,015    $78,209      $88,205        $99,015
Accounts by the Owner and the               4      $103,254     $120,032      $138,904   $103,254     $120,032       $138,904
experience of the Accounts. No              5      $127,736     $153,118      $182,819   $127,736     $153,118       $182,819
representation can be made by us,           6      $151,736     $187,608      $231,295   $151,736     $187,608       $231,295
the Separate Account or the Fund            7      $175,459     $223,777      $285,035   $175,459     $223,777       $285,035
that these hypothetical rates of            8      $198,938     $261,740      $344,653   $198,938     $261,740       $344,653
return can be achieved for any              9      $222,176     $301,589      $410,795   $222,176     $301,589       $410,795
one year or sustained over any             10      $245,175     $343,421      $484,182   $245,175     $343,421       $484,182
period of time.                            15      $370,407     $602,121    $1,009,837   $370,407     $602,121     $1,009,837
                                           20      $486,824     $930,787    $1,894,041   $486,824     $930,787     $1,894,041
This is an illustration only. An           25      $588,561   $1,359,905    $3,406,276   $588,561   $1,359,905     $3,406,276
illustration is not intended to            30      $646,007   $1,913,624    $5,946,968   $646,007   $1,913,624     $5,946,968
predict actual performance.                35      $594,330   $2,607,045   $10,168,043   $594,330   $2,607,045    $10,168,043
Interest rates, dividends, and             ----------------------------------------------------------------------------------
values set forth in the
illustration are not guaranteed.
                                                                                                                                 100


                                           --------------------------------------------------------------------------------

                                           Illustration 10
                                           Death benefit Option A at guaranteed cost of insurance rates
                                           Based on a weighted average of annual advisory fees and expenses of the
                                           Portfolios

                                           DEATH BENEFIT OPTION:A
                                           FACE AMOUNT:$1,500,000
                                           MALE SELECT NONSMOKER ISSUE AGE 55
                                           FEMALE SELECT NONSMOKER ISSUE AGE 55
                                           GUIDELINE PREMIUM TEST
                                           ANNUAL PREMIUM:$32,484

                                           ----------------------------------------------------------------------------------
Flexible premium survivorship                        Total
variable universal life                              premiums
Illustration of death benefits,            End of    paid plus            End of year DEATH BENEFIT assuming
Accumulated Values and Net Cash            Policy    interest at          hypothetical gross annual investment return of
Surrender Values.                          Year           5%                  0%                   6%                  12%
                                           ----------------------------------------------------------------------------------
All premium payments are                    1           $34,108           $1,500,000           $1,500,000          $1,500,000
illustrated as if made at the               2           $69,922           $1,500,000           $1,500,000          $1,500,000
beginning of the Policy Year.               3          $107,526           $1,500,000           $1,500,000          $1,500,000
                                            4          $147,011           $1,500,000           $1,500,000          $1,500,000
This illustration assumes no                5          $188,469           $1,500,000           $1,500,000          $1,500,000
Policy loans or partial                     6          $232,001           $1,500,000           $1,500,000          $1,500,000
withdrawals have been made.                 7          $277,709           $1,500,000           $1,500,000          $1,500,000
                                            8          $325,703           $1,500,000           $1,500,000          $1,500,000
*Additional payment will be                 9          $376,096           $1,500,000           $1,500,000          $1,500,000
required to prevent Policy                 10          $429,009           $1,500,000           $1,500,000          $1,500,000
termination.                               15          $736,006           $1,500,000           $1,500,000          $1,500,000
                                           20        $1,127,820           $1,500,000           $1,500,000          $1,934,779
The death benefits, Accumulated            25        $1,627,885           $1,500,000           $1,500,000          $3,399,280
Values and Cash Surrender Values           30        $2,266,109                   $0*          $1,610,269          $5,860,106
will differ if premiums are paid           35        $3,080,663                   $0*          $2,174,576          $9,778,992
in different amounts or                   -----------------------------------------------------------------------------------
frequencies.                                       End of year                           End of year
                                                   ACCUMULATED VALUE                     NET CASH SURRENDER VALUE
The hypothetical investment rates          End of  assuming hypothetical gross           assuming hypothetical gross
shown above and elsewhere in this          Policy  annual investment return of           annual investment return of
prospectus are illustrative only           Year       0%          6%            12%         0%            6%            12%
and should not be interpreted as          -----------------------------------------------------------------------------------
a representation of past or                 1       $26,538     $28,199       $29,861     $26,538       $28,199       $29,861
future investment results. Actual           2       $52,565     $57,537       $62,709     $52,565       $57,537       $62,709
rates of return may be more or              3       $78,047     $88,032       $98,833     $78,047       $88,032       $98,833
less than those shown and will              4      $102,950    $119,705      $138,553    $102,950      $119,705      $138,553
depend on a number of factors,              5      $127,239    $152,575      $182,227    $127,239      $152,575      $182,227
including the investment                    6      $150,985    $186,777      $230,376    $150,985      $186,777      $230,376
allocations made to Variable                7      $174,005    $222,195      $283,315    $174,005      $222,195      $283,315
Accounts by the Owner and the               8      $196,217    $258,812      $341,512    $196,217      $258,812      $341,512
experience of the Accounts. No              9      $217,505    $296,588      $405,480    $217,505      $296,588      $405,480
representation can be made by us,          10      $237,745    $335,478      $475,803    $237,745      $335,478      $475,803
the Separate Account or the Fund           15      $332,481    $561,906      $970,473    $332,481      $561,906      $970,473
that these hypothetical rates of           20      $373,237    $817,759    $1,808,204    $373,237      $817,759    $1,808,204
return can be achieved for any             25      $295,073  $1,117,978    $3,237,409    $295,073    $1,117,978    $3,237,409
one year or sustained over any             30            $0* $1,533,589    $5,581,054          $0*   $1,533,589    $5,581,054
period of time.                            35            $0* $2,071,025    $9,313,326          $0*   $2,071,025    $9,313,326
                                          -----------------------------------------------------------------------------------
This is an illustration only. An
illustration is not intended to
predict actual performance.
Interest rates, dividends, and
values set forth in the
illustration are not guaranteed.
                                                                                                                                 101

                                   APPENDIX A

                   DESCRIPTION OF JOINT EQUAL AGE CALCULATION

1. A Joint Equal Age (JEA) conversion changes many possible combinations of Ages, risk classes, substandard ratings and sexes for two lives into a "two life status" in which both Insureds are assumed to have the same Age, sex (both always male), and risk class (both nonsmoker, or smoker).

2. Certain Policy charges are based on the JEA determined at issue. JEA eliminates many of the tables needed when Age rates are used. JEA will be used to determine the rates per $1000 of initial Face Amount for the Sales Surrender Target, underwriting surrender charge and the Face Amount component of the mortality and expense risk charge. JEA determined at issue is also used to determine the death benefit under Death Benefit Option D. Age is used for cost of insurance rates, both current and guaranteed.

3. To calculate JEA, the two Ages are each converted to an adjusted Age, the difference in adjusted Ages is converted to an Age add-on, and the Age add-on is added to the younger adjusted Age. The steps are as follows:

   a. Smoker Age Adjustment:

      If both Insureds are smoker or both Insureds are nonsmoker, no smoker adjustment is made. If exactly one Insured is a smoker, the Age of the smoker is adjusted as follows:


      Number of Smokers     Smoker Age Add-on
      -----------------     -----------------
         0                          0
         1 female                   +4
         1 male                     +6
         1 unisex                   +5
         2                          0

   b. Sex Age Adjustment:

      Each female Insured has a 5 year Age reduction. Each male Insured has a 0 year Age reduction. Each unisex Insured has a 1 year Age reduction.

   c. Table rating Age adjustment:

      The substandard Table ratings represent a multiple of standard mortality rates. An Age adjustment will be added to each Insured with a substandard Table rating as follows:

                          Table Rating Age Adjustment

     Table Rating      0   A   B   C   D   E   F   H   J   L   N   P
    ----------------------------------------------------------------
     Age Adjustment    0   2   4   6   8  10  12  14  15  16  18  19

    The adjusted Age for substandard is capped at Age 100.

    For uninsurable Insureds, the adjusted Age will always be 100, independently of the Age and sex of the uninsurable Insureds. (We reserve the right to reject an application for a policy.)

  d. After the Ages are adjusted for sex, smoker, and table ratings, the younger adjusted Age is subtracted from the older adjusted Age. The difference is used to determine an adjusted Age add-on.

      Difference in       Add to younger         Difference in         Add to younger
      adjusted Age         adjusted Age          adjusted Age           adjusted Age
      -------------       --------------         -------------         --------------
           0                     0                  40-44                   12
           1-2                   1                  45-47                   13
           3-4                   2                  48-50                   14
           5-6                   3                  51-53                   15
           7-9                   4                  54-56                   16
          10-12                  5                  57-60                   17
          13-15                  6                  61-64                   18
          16-18                  7                  65-69                   19
          19-23                  8                  70-75                   20
          24-28                  9                  76-82                   21
          29-34                 10                  83-91                   22
          35-39                 11                  92-100                  23

  e. Add the Age add-on factor from Step d to the younger adjusted Age. This is the Joint Equal Age, or JEA.

EXAMPLE: Assuming a male smoker, Age 65, and a female nonsmoker, Age 55, Table D substandard rating, JEA is calculated as follows:

                                           Male Female
                                           ---- ------
      Age                                   65    55
      Step a--Smoker Age Adjustment         71    55
      Step b--Sex Age Adjustment            71    50
      Step c--Table Rating Age Adjustment   71    58
      Step d--Subtract Younger from Older              71-58=13
      Step e--Add Adjusted Age Add-On                  58+6=64 JEA

                                   APPENDIX B

                     RATES PER $1000 OF INITIAL FACE AMOUNT

                             Face Amount                                            Face Amount
Joint                         Component            Joint                             Component
Equal                        of M&E Risk           Equal                            of M&E Risk
 Age        Target             Charge               Age            Target             Charge
-----       ------           -----------           -----           ------           -----------
 15          2.28               0.051                58            16.74               0.208
 16          2.35               0.052                59            18.04               0.230
 17          2.43               0.053                60            19.35               0.253
 18          2.50               0.054                61            20.64               0.275
 19          2.57               0.055                62            21.89               0.298
 20          2.65               0.056                63            23.08               0.320
 21          2.73               0.056                64            24.20               0.341
 22          2.81               0.057                65            25.26               0.362
 23          2.89               0.058                66            26.25               0.382
 24          2.98               0.059                67            27.20               0.401
 25          3.07               0.060                68            28.12               0.420
 26          3.16               0.061                69            29.00               0.439
 27          3.25               0.062                70            29.87               0.457
 28          3.35               0.063                71            30.73               0.475
 29          3.45               0.064                72            31.59               0.492
 30          3.55               0.065                73            32.46               0.510
 31          3.66               0.066                74            33.35               0.528
 32          3.77               0.067                75            34.26               0.547
 33          3.88               0.068                76            35.19               0.566
 34          4.04               0.069                77            36.14               0.585
 35          4.21               0.070                78            37.09               0.605
 36          4.38               0.072                79            38.06               0.626
 37          4.56               0.073                80            39.04               0.647
 38          4.75               0.074                81            40.02               0.668
 39          4.95               0.075                82            41.01               0.689
 40          5.15               0.076                83            42.00               0.711
 41          5.37               0.078                84            43.00               0.733
 42          5.59               0.079                85            44.00               0.756
 43          5.82               0.080                86            45.00               0.778
 44          6.20               0.082                87            46.00               0.801
 45          6.60               0.085                88            47.00               0.824
 46          7.03               0.087                89            48.00               0.848
 47          7.49               0.090                90            49.00               0.871
 48          7.98               0.093                91            50.00               0.895
 49          8.50               0.097                92            51.00               0.919
 50          9.05               0.102                93            52.00               0.944
 51          9.64               0.107                94            53.00               0.968
 52         10.27               0.113                95            54.00               0.993
 53         10.94               0.120                96            55.00               1.018
 54         11.94               0.134                97            56.00               1.044
 55         13.03               0.150                98            57.00               1.069
 56         14.21               0.168                99            58.00               1.095
 57         15.45               0.188               100            59.00               1.121

                                   APPENDIX C

                           DEATH BENEFIT PERCENTAGES

 Age    Percentage   Age   Percentage   Age   Percentage    Age    Percentage
 ---    ----------   ---   ----------   ---   ----------    ---    ----------
 0-40      250%      50       185%      60       130%       70        115%
   41      243       51       178       61       128        71        113
   42      236       52       171       62       126        72        111
   43      229       53       164       63       124        73        109
   44      222       54       157       64       122        74        107
   45      215       55       150       65       120       75-90      105
   46      209       56       146       66       119        91        104
   47      203       57       142       67       118        92        103
   48      197       58       138       68       117        93        102
   49      191       59       134       69       116       >93        101

                                   APPENDIX D

                           Death Benefit Factor Table

Rate per $1.00 of Face Amount

 Joint
 Equal
  Age                                         Policy Years*
 -----  -----------------------------------------------------------------------------------------
          5    10    15    20    25    30    35    40    45    50    55    60    65    70    75+
        ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 15     1.000 1.000 1.000 1.001 1.002 1.005 1.010 1.022 1.048 1.102 1.210 1.415 1.702 1.957 2.000
 20     1.000 1.000 1.001 1.002 1.004 1.009 1.021 1.046 1.100 1.207 1.411 1.700 1.957 2.000 2.000
 25     1.000 1.000 1.001 1.003 1.008 1.019 1.044 1.097 1.204 1.408 1.697 1.956 2.000 2.000 2.000
 30     1.000 1.001 1.003 1.007 1.018 1.042 1.094 1.200 1.404 1.694 1.955 2.000 2.000 2.000 2.000
 35     1.000 1.002 1.006 1.016 1.039 1.091 1.197 1.400 1.692 1.954 2.000 2.000 2.000 2.000 2.000
 40     1.001 1.005 1.014 1.036 1.087 1.192 1.395 1.688 1.953 2.000 2.000 2.000 2.000 2.000 2.000
 45     1.002 1.011 1.032 1.081 1.185 1.388 1.682 1.952 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 50     1.006 1.025 1.072 1.174 1.376 1.674 1.949 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 55     1.015 1.058 1.157 1.358 1.660 1.945 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 60     1.035 1.128 1.327 1.636 1.936 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 65     1.079 1.274 1.595 1.920 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 70     1.175 1.519 1.891 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 75     1.357 1.822 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 80     1.620 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 85     1.894 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 90     1.969 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 95     2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 99     2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000

 * Factors are portrayed for both Joint Equal Ages and Policy Anniversaries, at five year intervals. See your Policy for one year increments in Death Benefit factors.

PACIFIC SELECT
ESTATE PRESERVER II                           WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Preserver II        For more information about Pacific Select Estate Preserver II, please call or
variable life insurance policy is             write to us at the address below. You should also use this address to send us
underwritten by Pacific Life Insurance        any notices, forms or requests about your policy.
Company.

                                              --------------------------------------------------------------------------------

How to contact us                             Pacific Life Insurance Company
                                              Client Services Department
                                              700 Newport Center Drive
                                              P.O. Box 7500
                                              Newport Beach, California 92658-7500

                                              1-800-800-7681
                                              7 a.m. through 5 p.m. Pacific time

                                              --------------------------------------------------------------------------------

How to contact the SEC                        You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

                                              Public Reference Section of the SEC
                                              Washington, D.C. 20549-6009
                                              1-800-SEC-0330
                                              Internet: www.sec.gov

                 Supplement to Prospectus Dated May 1, 1999 for
                      Pacific Select Estate Preserver II
        Last Survivor Flexible Premium Variable Life Insurance Policies
                    Issued by Pacific Life Insurance Company


In this supplement, you and your mean the      This supplement provides information about four additional Variable Investment
Policyholder or Owner. Pacific Life, we,       Options offered under this Policy. Each of these Investment Options is set up
us, and our refer to Pacific Life Insurance    as a Variable Account under our Separate Account and invests in a corresponding
Company. M Fund refers to M Fund, Inc.         Portfolio of the M Fund.
You'll find an explanation of what
capitalized terms mean in the accompanying         Variable Account I:       Brandes International Equity Fund
variable life insurance prospectus or the          Variable Account II:      Turner Core Growth Fund
M Fund prospectus.                                 Variable Account III:     Frontier Capital Appreciation Fund
                                                   Variable Account IV:      Enhanced U.S. Equity Fund
The M Fund is described in detail in its
prospectus and in its Statement of             You can allocate premium payments and transfer Accumulated Value to these
Additional Information (SAI).                  Variable Investment Options, as well as to the other Investment Options described in the accompanying Pacific Select Estate Preserver II prospectus.
Pacific Select Estate Preserver II is
described in detail in the accompanying        INFORMATION ABOUT M FUND
variable life insurance prospectus. Except
as described below, all features and           M Fund, Inc.
procedures of the Policy described in its      M Fund is a diversified, open-end management investment company registered with
prospectus remain intact.                      the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. M Fund currently offers four separate Portfolios as Investment Options under the Policies. Each Portfolio pursues different investment objectives and policies. The shares of each Portfolio are purchased by us for the corresponding Variable Account at net asset value, i.e., without sales load.
                                               All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. M Fund shares may be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

Supplement dated May 1, 1999

                                                                                                                           1

Your Policy's Accumulated Value will          The following chart is a summary of the M Fund Portfolios. You'll find detailed
fluctuate depending on the Investment         descriptions of the Portfolios, including the risks associated with investing
Options you've chosen.                        in the Portfolios, in the M Fund prospectus. There's no guarantee that a
                                              Portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

                                                             The Portfolio's   The Portfolio's Main              Portfolio
                                              Portfolio      Investment Goal   Investments                       Manager

                                              Brandes        Long-term capital Equity securities of foreign      Brandes Investment
                                              International  appreciation.     issuers, including common stocks, Partners, L.P.
                                              Equity                           preferred stocks and securities
                                                                               that are convertible into common
                                                                               stocks. Focuses on stocks with
                                                                               capitalizations of $1 billion
                                                                               or more.

                                              Turner Core    Long-term capital Common stocks that show strong    Turner Investment
                                              Growth Fund    appreciation.     earnings potential and also have  Partners, Inc.
                                                                               reasonable valuations.

                                              Frontier       Maximum capital   Common stock of companies of all  Frontier Capital
                                              Capital        appreciation.     sizes with emphasis on stocks     Management
                                              Appreciation                     companies with capitalizations of Company, Inc.
                                                                               less than $3 billion.

                                              Enhanced U.S.  Above-market      Common stocks of U.S. companies   Franklin Portfolio
                                              Equity         total return.     which the portfolio manager       Associates LLC
                                                                               believes have the potential for
                                                                               higher rates of return than the
                                                                               Standard & Poor's 500 Composite
                                                                               Stock Price Index while having
                                                                               risks similar to those of the
                                                                               index.

We are not responsible for the operation      M Financial Investment Advisers, Inc. (MFIA) is the investment adviser for each
of the M Fund or any of its Portfolios.       Portfolio of the M Fund, and has retained other firms to manage the Portfolios.
We also are not responsible for ensuring      MFIA and the M Fund's Board of Directors oversee the management of all of the M
that the M Fund and its Portfolios comply     Fund's Portfolios.
with any laws that apply.

You'll find more information about Policy     Fees and Expenses Paid by the M Fund
charges in An Overview of Pacific Select      The M Fund pays advisory fees and other expenses. These are deducted from the
Estate Preserver II in the accompanying       assets of each Portfolio and may vary from year to year. They are not fixed and
variable life insurance prospectus.           are not part of the terms of your Policy. If you choose a Variable Investment
                                              Option, these fees and expenses affect you indirectly because they reduce
You'll find more about M Fund fees and        Portfolio returns.
expenses in the accompanying M Fund
prospectus.                                   M Fund's expenses are assessed at the Fund level and are not direct charges against the Variable Accounts or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's net asset value. We in turn use each Portfolio's net asset value to compute the corresponding Variable
                                              Account's Accumulation Unit Value.

                                              . Advisory fee
                                              MFIA is the investment adviser to the M Fund. The M Fund pays an advisory fee to MFIA for these services. The table below shows the advisory fee as an annual percentage of each Portfolio's average daily net assets.

                                              . Other expenses
                                              The table also shows expenses the M Fund paid in 1998 as an annual percentage of each Portfolio's average daily net assets. MFIA has agreed to pay operating expenses of the M Fund (not including brokerage or other Portfolio transaction expenses, expenses for litigation, indemnification, taxes, or other extraordinary expenses) that exceed 0.25% of each Portfolio's average daily net assets. MFIA does this voluntarily, but does not guarantee that it will continue to do so after December 31, 1999.

                                              M Fund Expenses after Expense Limitation/1/

                                                                                 Advisory      Other         Total
                                                                                 fee           expenses      expenses
                                                                                 --------      --------      --------
                                              Brandes International Equity        1.05%         0.25%         1.30%
                                              Turner Core Growth                  0.45%         0.25%         0.70%
                                              Frontier Capital Appreciation       0.90%         0.25%         1.15%
                                              Enhanced U.S. Equity                0.55%         0.25%         0.80%

                                              /1/Actual expenses for 1998 were 3.57% for Brandes International Equity
                                              Portfolio, 3.42% for Turner Core Growth Portfolio, 1.75% for Frontier Capital
                                              Appreciation Portfolio, and 2.34% for Enhanced U.S. Equity Portfolio. MFIA paid the difference.

                                              Statements and reports we'll send you
                                              We'll send you financial statements that we receive from M Fund.

The rights we describe in the accompanying    Voting rights
variable life insurance prospectus under      We're the legal owner of the shares of the M Fund that are held by the Variable
Disregard of Voting Instructions and          Accounts. The voting rights we describe in the Voting of Fund Shares section of
Substitution of Investments also apply to     the accompanying variable life insurance prospectus and how we'll exercise them
the M Fund.                                   also apply to the M Fund.

                                                                                                                            3

ILLUSTRATIONS

                                              --------------------------------------------------------------------------------

If you ask us, we'll provide you with         Illustrations 1 and 2, which appear on the following pages, illustrate how the
different kinds of illustrations:             death benefit, Accumulated Value and Net Cash Surrender Value of a hypothetical
                                              Policy may vary over an extended period of time, based on certain hypothetical
 . Illustrations similar to the ones in the    rates of return.
  prospectus and this supplement, but based
  on information you give us about the Ages   These illustrations are based on a hypothetical Policy with the following
  of the two people to be insured by the      characteristics:
  Policy, their risk classes, the Face
  Amount, the death benefit and premium       . the Face Amount is $1,500,000
  payments.
                                              . the annual premium is $32,484
 . Illustrations that show the allocation of
  premium payments to specified Variable      . on the Policy Date, the people insured by the Policy are
  Accounts. These will reflect the expenses
  of the Portfolio in which the Variable        - a 55-year old male select nonsmoker
  Account invests.
                                                - a 55-year old female select nonsmoker
 . Illustrations that use a hypothetical
  gross rate of return that's greater than    The cost of insurance rates vary by illustration, as follows:
  12%. These are available only to certain    ----------------------------------------------
  large institutional investors.                                      Cost of insurance rate
                                              ----------------------------------------------
                                              Illustration 1          Current
                                              Illustration 2          Guaranteed
                                              ----------------------------------------------

                                              Assumptions
                                              The illustrations are based on the guideline premium test. Here are the assumptions we're using:

                                              . The hypothetical rates of return are equal to constant gross annual rates of
                                                0%, 6% and 12%.

                                              . All premium payments are made at the beginning of the Policy Year.

                                              . An amount equal to the annual premium, after taxes, is invested to earn interest at 5% compounded annually for the second column of each table, Total premiums paid plus interest at 5%, which shows the amount that would accumulate.

                                              . No Policy loans have been taken out.


                                                   . The amounts shown for the death benefits, Accumulated Values and Net Cash
                                                     Surrender Values reflect charges deducted from the Variable Accounts. This means that the net investment return on the Variable Accounts is lower than the gross investment return on the assets.

                                                   . The amounts shown for the death benefits, Accumulated Values and Net Cash
                                                     Surrender Values also reflect premium loads, administrative charges and mortality and expense risk charges.

The Pacific Select Fund's investment               . The Illustrations assume total annual advisory fees and expenses of .80% of
advisory fees and expenses are shown                 total average daily net assets of the Fund. This reflects average advisory
in An Overview of Pacific Select Estate              fees of .69% and average expenses of .11% based upon fees and expenses of
Preserver II.                                        Portfolios available as Investment Options under the Policy.

The M Fund's investment advisory fees              . There are no charges against the Variable Accounts for income taxes but we
and expenses are shown on page 3 of                  reserve the right to impose charges in the future.
this supplement.
                                                     Things to keep in mind
                                                     Here are a few things to keep in mind when reviewing the illustrations:

                                                   . The values shown would be different if, although the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, they also rose above or fell below those averages for individual Policy years.

                                                   . After we've deducted the charges and fund expenses described in the assumptions above, the illustrated gross annual investment rates of return of
                                                     0%, 6% and 12% correspond to approximate net annual rates of return of -.80%,
                                                     5.15%, and 11.10%.

                                                   . The amounts shown would be different if unisex insurance rates were used or if the people were insured by the Policy were females and insurance rates for females were used.

                                                   . For the illustration that assumes current cost of insurance rates, the amounts shown would be different if either person insured by the Policy was a smoker and rates for smokers were used.

                                                   . The Portfolio expenses used in the illustrations do not include foreign taxes.
                                                     Here's what foreign taxes were for the year ended December 31, 1998:

                                                     -------------------------------------------------------
                                                                                    Percentage of average
                                                     Portfolio                        daily net assets
                                                     -------------------------------------------------------
                                                     Pacific Select Fund:
                                                      Aggressive Equity               0.01%
                                                      Growth LT                       0.01%
                                                      Equity Income                   0.01%
                                                      Equity Index                    0.01%
                                                      International                   0.23%
                                                      Emerging Markets                0.26%
                                                     M Fund:
                                                      Brandes International Equity    0.18%
                                                     -------------------------------------------------------

                                                                                                                                  5

                                              ---------------------------------------------------------------------------------

                                              Illustration 1
                                              Death benefit Option A at current cost of insurance rates
                                              Based on average annual advisory fees and expenses of the Portfolios

                                              DEATH BENEFIT OPTION:A
                                              FACE AMOUNT:$1,500,000
                                              MALE NONSMOKER ISSUE AGE 55
                                              FEMALE NONSMOKER ISSUE AGE 55
                                              ANNUAL PREMIUM:$32,484

                                              ---------------------------------------------------------------------------------
Flexible premium survivorship                                Total
variable universal life                                      premiums
Illustration of death benefits, Accumulated   End of         paid plus        End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.         Policy         interest at      hypothetical gross annual investment return of
                                              Year              5%                0%                 6%                 12%
All premium payments are illustrated as if    ---------------------------------------------------------------------------------
made at the beginning of the Policy Year.      1              $34,108         $1,500,000         $1,500,000          $1,500,000
                                               2              $69,922         $1,500,000         $1,500,000          $1,500,000
This illustration assumes no Policy loans      3             $107,526         $1,500,000         $1,500,000          $1,500,000
or Partial Withdrawals have been made.         4             $147,011         $1,500,000         $1,500,000          $1,500,000
                                               5             $188,469         $1,500,000         $1,500,000          $1,500,000
The death benefits, Accumulated Values and     6             $232,001         $1,500,000         $1,500,000          $1,500,000
Net Cash Surrender Values will differ if       7             $277,709         $1,500,000         $1,500,000          $1,500,000
premiums are paid in different amounts or      8             $325,703         $1,500,000         $1,500,000          $1,500,000
frequencies.                                   9             $376,096         $1,500,000         $1,500,000          $1,500,000
                                              10             $429,009         $1,500,000         $1,500,000          $1,500,000
The hypothetical investment rates shown       15             $736,006         $1,500,000         $1,500,000          $1,500,000
above and elsewhere in this prospectus        20           $1,127,820         $1,500,000         $1,500,000          $2,004,468
are illustrative only and should not be       25           $1,627,885         $1,500,000         $1,500,000          $3,525,942
interpreted as a representation of past       30           $2,266,109         $1,500,000         $1,978,406          $6,134,507
or future investment results. Actual          35           $3,080,663         $1,500,000         $2,687,518         $10,450,613
rates of return may be more or less than      ---------------------------------------------------------------------------------
those shown and will depend on a number                 End of year                           End of year
of factors, including the investment                    ACCUMULATED VALUE                     NET CASH SURRENDER VALUE
allocations made to Variable Accounts by      End of    assuming hypothetical gross           assuming hypothetical gross
the Owner and the experience of the           Policy    annual investment return of           annual investment return of
Accounts. No representation can be made       Year        0%           6%          12%          0%           6%          12%
by us, the Separate Account or the            ---------------------------------------------------------------------------------
underlying funds that these hypothetical       1        $26,532      $28,192      $29,853     $26,532      $28,192      $29,853
rates of return can be achieved for            2        $52,568      $57,537      $62,705     $52,568      $57,537      $62,705
any one year or sustained over any period      3        $78,081      $88,057      $98,846     $78,081      $88,057      $98,846
of time.                                       4       $103,042     $119,779     $138,604    $103,042     $119,779     $138,604
                                               5       $127,422     $152,727     $182,338    $127,422     $152,727     $182,338
This is an illustration only. An               6       $151,302     $187,046     $230,573    $151,302     $187,046     $230,573
illustration is not intended to predict        7       $174,886     $223,005     $284,004    $174,886     $223,005     $284,004
actual performance. Interest rates,            8       $198,209     $260,718     $343,230    $198,209     $260,718     $343,230
dividends, and values set forth in the         9       $221,273     $300,271     $408,884    $221,273     $300,271     $408,884
illustration are not guaranteed.              10       $244,082     $341,760     $481,671    $244,082     $341,760     $481,671
                                              15       $368,093     $597,827   $1,001,836    $368,093     $597,827   $1,001,836
                                              20       $482,859     $921,783   $1,873,334    $482,859     $921,783   $1,873,334
                                              25       $582,449   $1,342,777   $3,358,040    $582,449   $1,342,777   $3,358,040
                                              30       $637,075   $1,884,196   $5,842,388    $637,075   $1,884,196   $5,842,388
                                              35       $580,974   $2,559,541   $9,952,965    $580,974   $2,559,541   $9,952,965
                                              ---------------------------------------------------------------------------------

                                                   --------------------------------------------------------------------------------

                                                   Illustration 2
                                                   Death benefit Option A at guaranteed cost of insurance rates
                                                   Based on average annual advisory fees and expenses of the Portfolios

                                                   DEATH BENEFIT OPTION:A
                                                   FACE AMOUNT:$1,500,000
                                                   MALE NONSMOKER ISSUE AGE 55
                                                   FEMALE NONSMOKER ISSUE AGE 55
                                                   ANNUAL PREMIUM:$32,484

                                                   -------------------------------------------------------------------------------
Flexible premium survivorship                                Total
variable universal life                                      premiums
Illustration of death benefits, Accumulated        End of    paid plus          End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.              Policy    interest at        hypothetical gross annual investment return of
                                                   Year         5%                  0%                  6%                 12%
All premium payments are illustrated as if         -------------------------------------------------------------------------------
made at the beginning of the Policy Year.           1          $34,108          $1,500,000          $1,500,000          $1,500,000
                                                    2          $69,922          $1,500,000          $1,500,000          $1,500,000
This illustration assumes no Policy loans           3         $107,526          $1,500,000          $1,500,000          $1,500,000
or Partial Withdrawals have been made.              4         $147,011          $1,500,000          $1,500,000          $1,500,000
                                                    5         $188,469          $1,500,000          $1,500,000          $1,500,000
*Additional payment will be required to             6         $232,001          $1,500,000          $1,500,000          $1,500,000
prevent Policy termination.                         7         $277,709          $1,500,000          $1,500,000          $1,500,000
                                                    8         $325,703          $1,500,000          $1,500,000          $1,500,000
The death benefits, Accumulated Values and          9         $376,096          $1,500,000          $1,500,000          $1,500,000
Net Cash Surrender Values will differ if           10         $429,009          $1,500,000          $1,500,000          $1,500,000
premiums are paid in different amounts or          15         $736,006          $1,500,000          $1,500,000          $1,500,000
frequencies.                                       20       $1,127,820          $1,500,000          $1,500,000          $1,912,435
                                                   25       $1,627,885          $1,500,000          $1,500,000          $3,349,309
The hypothetical investment rates shown            30       $2,266,109                  $0*         $1,569,116          $5,754,195
above and elsewhere in this prospectus are         35       $3,080,663                  $0*         $2,115,296          $9,567,770
illustrative only and should not be                -------------------------------------------------------------------------------
interpreted as a representation of past or                  End of year                           End of year
future investment results. Actual rates of                  ACCUMULATED VALUE                     NET CASH SURRENDER VALUE
return may be more or less than those shown        End of   assuming hypothetical gross           assuming hypothetical gross
and will depend on a number of factors,            Policy   annual investment return of           annual investment return of
including the investment allocations made to       Year       0%          6%           12%          0%          6%         12%
Variable Accounts by the Owner and the             -------------------------------------------------------------------------------
experience of the Accounts. No representation       1       $26,516      $28,175      $29,836    $26,516      $28,175      $29,836
can be made by us, the Separate Account or          2       $52,500      $57,465      $62,630    $52,500      $57,465      $62,630
the underlying funds that these hypothetical        3       $77,918      $87,885      $98,664    $77,918      $87,885      $98,664
rates of return can be achieved for any one         4      $102,739     $119,453     $138,253   $102,739     $119,453     $138,253
year or sustained over any period of time.          5      $126,925     $152,185     $181,747   $126,925     $152,185     $181,747
                                                    6      $150,551     $186,216     $229,656   $150,551     $186,216     $229,656
This is an illustration only. An illustration       7      $173,434     $221,425     $282,285   $173,434     $221,425     $282,285
is not intended to predict actual performance.      8      $195,490     $257,792     $340,092   $195,490     $257,792     $340,092
Interest rates, dividends, and values set           9      $216,607     $295,275     $403,574   $216,607     $295,275     $403,574
forth in the illustration are not guaranteed.      10      $236,659     $333,824     $473,298   $236,659     $333,824     $473,298
                                                   15      $330,209     $557,628     $962,422   $330,209     $557,628     $962,422
                                                   20      $369,377     $808,577   $1,787,323   $369,377     $808,577   $1,787,323
                                                   25      $289,039   $1,098,892   $3,189,818   $289,039   $1,098,892   $3,189,818
                                                   30            $0*  $1,494,397   $5,480,186         $0*  $1,494,397   $5,480,186
                                                   35            $0*  $2,014,567   $9,112,162         $0*  $2,014,567   $9,112,162
                                                   -------------------------------------------------------------------------------

                                                                                                                                 7

Form No. 15-21536-00

PART II.  ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet.
     The cross-reference sheet.
     The Prospectus consisting of 106 pages (including illustrations)

     Supplement to Prospectus dated May 1, 1998 consisting of 7 pages.
     The undertaking to file reports.
     Representation pursuant to Section 26(e) of the Investment Company Act of 1940.
     The signatures.

Written consent of the following person (included in the exhibits shown below):
Deloitte & Touche LLP, independent auditors

The following exhibits:

  1.  (1)   (a) Resolution of the Board of Directors of the Depositor dated
                November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993./1/

            (b) Resolution of the Board of Directors of Pacific Life Insurance
                Company authorizing conformity to the terms of the current Bylaws./3/
      (2)   Inapplicable

      (3)   (a)  Distribution Agreement Between Pacific Mutual Life Insurance
                 Company and Pacific Equities Network/1/

            (b) Form of Selling Agreement Between Pacific Equities Network and Various Broker-Dealers/1/
      (4)   Inapplicable

      (5)   (a)  Last Survivor Flexible Premium Variable Life Insurance
                 Policy (Form 97-56)/1/

            (b)  Accelerated Living Benefit Rider (Form R92-ABR)/1/

            (c)  Policy Split Option Rider (Form R94-PSO)/1/

            (d)  Last Survivor Added Protection Benefit (Form R96-LSAPB)/1/

            (e)  Individual Annual Renewable Term Rider (Form R96-ART)/1/

            (f)  Enhanced Policy Split Option Rider (Form R96-EPSO)/1/

            (g)  Fixed LT Account Endorsement

      (6)   (a)  Articles of Incorporation of Pacific Life Insurance
                 Company/3/

            (b)  Bylaws of Pacific Life Insurance Company/3/
      (7)   Inapplicable
      (8)   Inapplicable

      (9)   (a)  Participation Agreement between Pacific Mutual Life Insurance
                 Company and Pacific Select Fund/1/

            (b) M Fund Inc. Participation Agreement with Pacific Mutual Life Insurance Company/2/

      (10)  Applications and General Questionnaire/1/

  2. Form of Opinion and consent of legal officer of Pacific Mutual as to legality of Policies being registered/1/ (Incorporated by reference to Exhibit No. 3 filed in Registrant's Registration Statement on Form S-6 filed via EDGAR on January 24, 1997, File No. 333-20355, Accession Number 00001017062-97-000074.)

  3.  Inapplicable

  4.  Inapplicable

  5.  Inapplicable

  6.  (a)   Consent of Independent Auditors

      (b)   Consent of Dechert Price & Rhoads/1/

  7.  Opinion of Actuary

  8.  Memorandum Describing Issuance, Transfer, and Redemption
      Procedures/1/

  9.  Powers of Attorney

  /1/ Filed as part of the Registration Statement on Form S-6 EL24, filed via EDGAR on January 24, 1997, File No. 333-20355 Accession Number 0001017062-97-000074.

  /2/ Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed via EDGAR on April 29, 1997, File No. 333-20355, Accession Number 0001017062-97-000775.

  /3/ Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 filed via EDGAR on April 24, 1998, File No. 333-20355, Accession Number 0001017062-98-000897.

UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

     Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy ("Policy") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed in connection with the Policy.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 27th day of April, 1999.

                                       PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                       (Registrant)

                                  BY:  PACIFIC LIFE INSURANCE COMPANY
                                       (Depositor)


                                  BY:  _____________________________________
                                       Thomas C. Sutton*
                                       Chairman & Chief Executive Officer



*BY:  /s/DAVID R. CARMICHAEL
      David R. Carmichael
      as attorney-in-fact

(Power of attorney is contained as Exhibit 9 of this Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 333-20355, of Pacific Select Exec Separate Account.)

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Pacific Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 27th day of April, 1999.

                                  BY:  PACIFIC LIFE INSURANCE COMPANY
                                       (Registrant)

                                  BY:  _____________________________________
                                       Thomas C. Sutton*
                                       Chairman & Chief Executive Officer


*BY:  /s/DAVID R. CARMICHAEL
      David R. Carmichael
      as attorney-in-fact

(Power of Attorney is contained as Exhibit 9 of this Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 333-20355, of Pacific Select Exec Separate Account.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                              Title              Date
Thomas C. Sutton*             Director, Chairman          ____________, 1999
                              of the Board and
                              Chief Executive Officer

Glenn S. Schafer*             President                   ____________, 1999

Khanh T. Tran*                Director, Senior Vice       ____________, 1999
                              President and Chief
                              Financial Officer

David R. Carmichael*          Director, Senior Vice       ____________, 1999
                              President and General
                              Counsel

Audrey L. Milfs*              Director, Vice President    ____________, 1999
                              and Corporate Secretary

Richard M. Ferry*             Director                    ____________, 1999

Donald E. Guinn*              Director                    ____________, 1999

Ignacio E. Lozano, Jr.*       Director                    ____________, 1999

Charles D. Miller*            Director                    ____________, 1999

Donn B. Miller*               Director                    ____________, 1999

Richard M. Rosenberg*         Director                    ____________, 1999

James R. Ukropina*            Director                    ____________, 1999

Raymond L. Watson*            Director                    ____________, 1999

Edward Byrd*                  Vice President and
                              Controller                  ____________, 1999

Brian D. Klemens*             Vice President and
                              Treasurer                   ____________, 1999

*BY: /s/DAVID R. CARMICHAEL                                   April 27, 1999
David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 of this Post Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 333-20355, of Pacific Select Exec Separate Account.)